UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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Ford Motor Company

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Notice of 2022 Virtual Annual Meeting of Shareholders and Proxy Statement

Virtual Annual Meeting of Shareholders Online Meeting Only — No Physical Meeting Location

Ford Motor Company
One American Road
Dearborn, Michigan 48126-2798

Dear Shareholders:
It is my pleasure to inform you that our 2022 Annual Meeting of Shareholders will be conducted online on Thursday, May 12, 2022, starting at 8:30 a.m. EDT. Shareholders will be able to listen, submit questions, and vote from any remote location with Internet connectivity. Information on how to participate in this year’s virtual meeting can be found on page 98.
This is one of the most exciting periods in our history. Despite the challenges presented by the COVID-19 pandemic and the semiconductor shortage, we delivered one of the most profitable years in Ford’s nearly 119-year history. And with our recent announcement about our company’s business transformation, I am more confident than ever we can compete and win in the new era of electric and connected vehicles.
We accomplished a lot in 2021. We built out one of the strongest and most compelling vehicle lineups in our history with hit products that have excited the public. We moved aggressively into electric vehicles starting with our most iconic nameplates. We made bold bets on the future, investing billions of dollars to build the electric vehicles and batteries of the future, doing so at the greenest auto factories the world has ever seen and creating thousands of new jobs. We also reinstated a regular quarterly dividend.
Our core mission of developing vehicles, technologies, and services that improve people’s lives has never been more important. As we know from the last couple of years, the world continues to face enormous challenges. We strongly believe that Ford has the values, the people, and the vision to make a positive impact. As always, our Board of Directors, leadership team, and extended family of employees are determined to continue earning your confidence as we aspire to help build a better world, where every person is free to move and pursue their dreams.
Thank you for your support of our efforts.
April 1, 2022
/s/ William Clay Ford, Jr.
William Clay Ford, Jr.
Chair of the Board

Notice of Virtual Annual Meeting of
Shareholders of Ford Motor Company
Thursday, May 12, 2022
8:30 a.m., Eastern Daylight Saving Time
This year’s virtual annual meeting will begin promptly at 8:30 a.m., Eastern Daylight Saving Time. If you plan to participate in the virtual meeting, please see the instructions on page 98 of the Proxy Statement. Shareholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for shareholders to attend. Shareholders may only participate online by logging in at www.virtualshareholdermeeting.com/FORD2022.
ITEMS OF BUSINESS:
1.
The election of the 14 director nominees named in the Proxy Statement.

2.
The ratification of the selection of PricewaterhouseCoopers LLP as Ford’s independent registered public accounting firm for 2022.

3.
A non-binding shareholder advisory vote to approve the compensation of the Named Executives.

4.
Approval of the Tax Benefit Preservation Plan.

5.
Consideration of the shareholder proposal set forth in the Proxy Statement.

If you were a shareholder at the close of business on March 16, 2022, you are eligible to vote at this year’s annual meeting.
Please read these materials so that you will know which items of business we intend to cover during the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or online as to how you would like your shares voted. This will allow your shares to be voted as you instruct even if you cannot participate in the meeting. Instructions on how to vote your shares by telephone or online are on the proxy card enclosed with the Proxy Statement.
Please see Other Items and the Questions and Answers section beginning on page 94 for important information about the proxy materials, voting, the virtual annual meeting, Company documents, communications, and the deadline to submit shareholder proposals for the 2023 Annual Meeting of Shareholders.
Shareholders are being notified of the Proxy Statement and the form of proxy beginning April 1, 2022.
April 1, 2022
Dearborn, Michigan
/s/ Jonathan E. Osgood
Jonathan E. Osgood
Secretary

When	Virtual Meeting	Record Date
Thursday, May 12, 2022 8:30 a.m., Eastern Daylight Saving Time	www.virtualshareholdermeeting.com/FORD2022	March 16, 2022

We urge each shareholder to promptly sign and return the enclosed proxy card or to use telephone or online voting. See our Questions and Answers beginning on page 95 for information about the virtual meeting and voting by telephone or online and how to revoke a proxy.

Notice of Virtual Annual Meeting of Shareholders	2022 Proxy Statement	i

ii Table of contents	2022 Proxy Statement

Proxy Summary
This summary highlights information contained in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. Please see the Questions and Answers section beginning on page 95 for important information about proxy materials, voting, the virtual annual meeting, Company documents, and communications.
The Board of Directors is soliciting proxies to be used at the annual meeting of shareholders. This Proxy Statement and the enclosed proxy are being made available to shareholders beginning April 1, 2022.
TIME OF VIRTUAL ANNUAL MEETING
Thursday, May 12, 2022 8:30 a.m., Eastern Daylight Saving Time	We will hold a virtual annual meeting of shareholders. Shareholders may participate online by logging onto www.virtualshareholdermeeting.com/FORD2022. There will not be a physical meeting location.	Corporate Website: www.corporate.ford.com Annual Report: www.shareholder.ford.com
MEETING AGENDA
VOTING MATTERS		Board Recommendations	Pages
1.	Election of the 14 Director Nominees Named in the Proxy Statement	FOR	28-38
2.	Ratification of Independent Registered Public Accounting Firm	FOR	39-40
3.	Approval of the Compensation of the Named Executives	FOR	41-86
4.	Approval of the Tax Benefit Preservation Plan	FOR	87-89
5.	Shareholder Proposal — Give Each Share an Equal Vote	AGAINST	90-93
CORPORATE GOVERNANCE HIGHLIGHTS
▪
Lead Independent Director

▪
Independent Board Committees — Audit; Compensation, Talent and Culture; and Nominating and Governance

▪
Committee Charters

▪
Independent Directors Meet Regularly Without Management and Non-Independent Directors

▪
Regular Board and Committee Self-Evaluation Process

▪
Separate Chair of the Board and CEO

▪
Confidential Voting

▪
Shareholders Have the Right to Call Special Meetings

▪
Shareholders May Take Action by Written Consent

▪
Strong Codes of Ethics

▪
Annual Election of All Directors

▪
Majority Vote Standard — No Supermajority Voting Requirement

▪
Board Meetings in 2021: 12

▪
Standing Board Committees — Meetings in 2021: Audit: 11, Compensation, Talent and Culture: 10, Finance: 4, Nominating and Governance: 6, Sustainability, Innovation and Policy: 4

▪
64% of the Director Nominees are Independent

Proxy Summary	2022 Proxy Statement	1

2 Proxy Summary	2022 Proxy Statement

1 Performance

- $17.9 billion net income
- $10.0 billion Company Adjusted EBIT*
- $4.6 billion Company Adjusted Free Cash Flow*
- Reinstated dividends in the fourth quarter

2 Compensation Determination

- Continued alignment of the interests of our executives with those of our shareholders through performance-based compensation
- 2021 Performance Unit grant has a three-year performance period with key financial metrics measured in years 1 and 2 and a 3-year relative TSR modifier (+/-25%)
- Incentive Bonus Plan tied to achievement of financial and quality metrics
- Consistent application of our Compensation Philosophy, Strategy, and Guiding Principles

3 Risk and Governance

- Appropriate mix of base salary, annual bonus opportunities, and long-term equity compensation, including performance-based equity compensation
- Rigorous clawback and recovery provisions addressing events such as restatement of financials due to misconduct, violation of non-compete provisions, or ethical or criminal violations
- Stock ownership guidelines that align executive and shareholder interests
- Hedging and pledging policies applicable to Company officers

4 Named Executive Compensation

- The 2021 Incentive Bonus Plan achieved a performance result of 135% based on performance against metrics but bonuses for corporate officers were calculated at 108% to create parity with the bonus plan result for certain salaried employees in North America
- Value of annual equity awards was increased by 10% based on the Company's accomplishments reducing certain material costs and increasing connectivity in 2020
- 2019 Performance Unit grants paid out at 64% of target based on performance against metrics
- 2021 Performance Units have three-year performance period — payout in 2024
- Named Executive pay levels are commensurate with 2021 performance and overall business results — reinforcing Ford's pay-for-performance compensation philosophy

5 2021 Say-on-Pay

- 2021 Say-on-Pay vote received 89.3% support
- Met with institutional investors throughout 2021 to receive feedback on various topics, including executive compensation practices

6 Say-on-Pay Approval

- Pay is commensurate with business performance
- Pay practices are aligned with shareholder interests
- Pay is tied to robust risk and governance features

*
See pages 75-78 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 for definitions and reconciliations to GAAP.

Proxy Summary	2022 Proxy Statement	3

*
See pages 75-78 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 for definitions and reconciliations to GAAP.

DELIVERING ON OUR FORD+ PLAN
Our Ford+ plan for growth and value creation is about using disruptive technology and “always on” relationships to enrich experiences for customers and deepen their loyalty to Ford. In order to grow and create value for all stakeholders, we are adding to our significant foundational strengths with enhanced capabilities and expanded effectiveness and reach in connected electric vehicles (‘‘EVs’’) and services and, over time, autonomous vehicles and other mobility services. This includes our March 2022 announcement to form two distinct, but strategically interdependent, auto businesses — Ford Blue and Ford Model e, together with the Ford Pro commercial business — to unleash the full potential of the Ford+ plan by delighting customers, driving growth and value creation, and positioning Ford to outperform both legacy automakers and new EV competitors.
Below are some of the strategic choices and achievements we’re making in areas of strength to drive and deliver on Ford+:
Ford Model e will deliver more than 2 million EVs annually by 2026 and design the next generation of breakthrough, industry-leading EVs and digital experiences*
In partnership with our philanthropic arm, Ford Motor Company Fund (“Ford Fund”), made $74.4 million in charitable contributions in 2021

Instituted several EV initiatives including, among others, a new F-Series truck plant in Tennessee and three BlueOval SK joint-venture battery plants in Kentucky and Tennessee — the latter raising Ford’s annual battery capacity in the United States to more than one million units

Restructurings in Europe, India, and South America are expected to help us deliver a sustainably profitable business and allocate our capital to grow and create value in key areas
43rd straight year as America’s best-selling commercial van line-up
Mustang Mach-E was the nation’s second best-selling full electric SUV in 2021, behind Tesla’s Model Y, and named “Electric Vehicle of the Year” by Car and Driver magazine
Unveiled the F-150 Lightning – an electric version of the most popular vehicle in America – to unprecedented demand
Ford Fund donated more than $1.3 million to disaster relief efforts worldwide

Ford Blue will build out and optimize our internal combustion engine vehicle business by simplifying operations, lowering costs, improving quality, and leveraging connectivity innovations, while providing world-class hardware engineering and efficient manufacturing for all of Ford

Created Ford Pro Intelligence, a cloud-based platform powering digital services to support commercial customer fleets
F-Series was the best-selling truck for the 45th straight year and best-selling vehicle in America for the 40th year in a row
Launched Ford Pro, the new standalone commercial vehicle services and distribution business, adding seamless EV charging and energy management services with Ford’s acquisition of Electriphi
Posted best-ever sales for full electric vehicles, second only to Tesla for 2021

Together with Ford Fund, fulfilled our commitment to donate 120 million facemasks to at-risk individuals and organizations in all 50 states, opened a community vaccine center in Romania, and distributed food and medical kits to thousands of families in South America

Through numerous literacy, mentoring, workforce development, and educational initiatives, Ford Fund created opportunities for hundreds of thousands of under-resourced individuals around the world

*   Please refer to Appendix II for a Cautionary Note on Forward-Looking Statements.
4 Proxy Summary	2022 Proxy Statement

We have a rigorous and comprehensive process for determining compensation
Underlying our compensation programs is an emphasis on sound governance practices. These practices include:
WE DO
Perform annual say-on-pay advisory vote for shareholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with shareholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback provisions in our incentive grants (see Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17)
Maintain robust stock ownership goals for Named Executives
Prohibit officers from hedging their exposure to Ford common stock and limit officers’ pledging of Ford common stock (see Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17)
Condition grants of long-term incentive awards on non-compete and non-disclosure restrictions
Mitigate undue risk taking in compensation programs

Retain a fully independent external compensation consultant whose independence is reviewed annually by the Compensation, Talent and Culture Committee (see Compensation, Talent and Culture Committee Operations on pp. 17-18)

Include a double-trigger change in control provision for equity grants

Proxy Summary	2022 Proxy Statement	5

WE DO NOT
Provide evergreen employment contracts

Maintain individual change in control agreements for Named Executives (other than the provisions included in the employment agreements for Mr. Farley and Mr. Amend discussed in footnotes 7 and 8 on pp. 82-83)

Reprice options
Allow officers to hedge their exposure to Ford common stock
Pay out dividend equivalents on equity awards during vesting periods or performance periods

Amongst best compensation governance practices
*
A Performance Unit is an award of the right to earn up to a certain number of shares of common stock, Restricted Stock Units, or cash, or a combination of cash and shares of common stock or Restricted Stock Units, based on performance against specified goals established by the Compensation, Talent and Culture Committee under the Long-Term Incentive Plan. A Time-Based Unit represents the right to receive a share of common stock, or cash equivalent to the value of a share of common stock, when the restriction period ends, under the Long-Term Incentive Plan, as determined by the Compensation, Talent and Culture Committee.

**
Stock options are granted as a form of long-term incentive award from time to time, as determined by the Compensation, Talent and Culture Committee. No stock options were granted in 2021.

Our Named Executive compensation balances risk and reward
6 Proxy Summary	2022 Proxy Statement

Our compensation practices have been consistently supported by shareholders, as evidenced by recent Say-on-Pay results.
We regularly meet with investors to discuss and receive feedback on various topics, including long-term strategy; financial and operating performance; risk management; environmental, social, and governance practices; and executive compensation practices. Based on these interactions, we believe investors were generally satisfied with our compensation programs in 2021 and we are pleased that investors support our compensation philosophy, policies, and programs.
Consistent approval of Named Executive compensation
▪
Named Executives’ compensation is tied to our 2021 and 2019-2021 performance periods

▪
At least 80% of each Named Executive’s target compensation is performance-based (with the exception of Mr. Amend whose performance-based compensation is slightly below that level)

▪
Our Global Compensation and Benefits Philosophy, Strategy, and Guiding Principles include a pay equity objective

▪
Executive pay practices are tied to robust risk and control features

▪
We maintain a policy that prohibits the hedging of exposure to Ford common stock by officers and limits the pledging of Ford common stock by officers

▪
Executive stock ownership goals and retention requirements continue to align the interests of executives with shareholders

▪
The Compensation Committee changed its name to the Compensation, Talent and Culture Committee to reflect its responsibilities related to significant people-related strategies to enhance oversight of human capital management

Proxy Summary	2022 Proxy Statement	7

Executive Officer Target Opportunity Mix

Elements of Compensation
Salary 17%
Incentive Bonus Target 18%
Total Long-Term Incentives 65%
Comparators
18%
18%
64%
Fixed vs. Variable
Fixed 17%
Variable 83%
Comparators
18%
82%
Short-Term vs. Long-Term
Short-Term 35%
Long-Term 65%
Comparators
36%
64%
Cash vs. Equity
Cash 35%
Equity 65%
Comparators
36%
64%

8 Proxy Summary	2022 Proxy Statement

Corporate Governance
Corporate Governance Principles
The Nominating and Governance Committee developed and recommended to the Board a set of corporate governance principles, which the Board adopted. Ford’s Corporate Governance Principles may be found on its website at www.corporate.ford.com. These principles include: a limitation on the number of boards on which a director may serve, qualifications for directors (including a requirement that directors be prepared to resign from the Board in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities), director orientation and continuing education, and a requirement that the Board and each of its Committees perform an annual self-evaluation. Shareholders may obtain a printed copy of the Company’s Corporate Governance Principles by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.

Our Governance Practices
The Board continuously reviews our governance practices, assesses the regulatory and legislative environment, and adopts the governance practices that best serve the interests of our shareholders.
Ford has a long history of operating under sound corporate governance practices, which is a critical element of creating the world’s most trusted company. These practices include the following:
Annual Election of All Directors.
Majority Vote Standard. Each director must be elected by a majority of votes cast.
Independent Board. 64% of the Director Nominees are independent.
Lead Independent Director. Ensures management is adequately addressing the matters identified by the Board.
Independent Board Committees. Each of the Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee is comprised entirely of independent directors.
Committee Charters. Each standing committee operates under a written charter that has been approved by the Board and is reviewed annually.
Independent Directors Meet Regularly Without Management and Non-Independent Directors.
Regular Board and Committee Self-Evaluation Process. The Board and each committee evaluates its performance each year.
Mandatory Retirement Age and Term Limits. 15-year term limits for new independent directors and mandatory retirement age of 72 provide regular opportunities for Board refreshment.

Mandatory Deferral of Compensation for Directors. In 2021, approximately 68% of annual director fees were mandatorily deferred into Ford restricted stock units, which strongly links the interests of the Board with those of shareholders.

Separate Chair of the Board and CEO. The Board of Directors has chosen to separate the roles of CEO and Chair of the Board of Directors.
Confidential Voting at Annual Meeting.
Special Meetings. Shareholders have the right to call a special meeting.
Shareholders May Take Action by Written Consent.

Strong Codes of Ethics. Ford is committed to operating its business with the highest level of integrity and has adopted codes of ethics that apply to all directors and senior financial personnel, and a code of conduct that applies to all employees.

Hedging and Pledging Policies. Officers are prohibited from hedging their exposure to, and limited in pledging, Ford common stock (see pp. 16-17).

Corporate Governance	2022 Proxy Statement	9

Leadership Structure

Our leadership structure is optimal because it allows the CEO to focus on leading the organization to deliver product excellence, while the Chair leads the Board in its pursuit to provide the Company with direction on Company-wide issues such as sustainability, mobility, and stakeholder relationships.

Ford determines the most suitable leadership structure from time to time. At present, the Board of Directors has chosen to separate the roles of CEO and Chair of the Board of Directors. James D. Farley, Jr. is our President and CEO, and William Clay Ford, Jr. is Chair of the Board of Directors as well as our Executive Chair. We believe this structure is optimal for Ford at this time because it allows Mr. Farley to focus on leading the organization while Mr. Ford focuses on leading the Board of Directors. Furthermore, the Board appointed Anthony F. Earley, Jr. as our Lead Independent Director in 2019. As Mr. Earley is not standing for re-election at the 2022
Annual Meeting, the Board will appoint a new Lead Independent Director to replace Mr. Earley as Lead Independent Director upon his retirement. We believe having a Lead Independent Director is an important governance practice given that the Chair of the Board, Mr. Ford, is not an independent director under our Corporate Governance Principles. The duties of the Lead Independent Director include:
▪
chairing the executive sessions of our independent directors;

▪
advising on the selection of Board Committee Chairs; and

▪
working with Mr. Ford and Mr. Farley to ensure management is adequately addressing the matters identified by the Board.

This structure optimizes the roles of CEO, Chair, and Lead Independent Director and provides Ford with sound corporate governance in the management of its business.

Board Meetings, Composition, and Committees
The Board has the appropriate mix of short-, medium-, and long-tenured directors. This mix provides a balance of fresh insight and historical perspective.
COMPOSITION OF BOARD OF DIRECTORS / NOMINEES
The Nominating and Governance Committee recommends the nominees for all directorships. The Committee also reviews and makes recommendations to the Board on matters such as the size and composition of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Between annual shareholder meetings, the Board may elect directors to the Board to serve until the next annual meeting. In 2018, we implemented a more robust peer and Board and Committee self-assessment process. Periodically, we engage an outside party to communicate with each director concerning Board dynamics and effectiveness and provide feedback to the Board on areas of strengths, weaknesses, and opportunities for improvement. We also instituted an evaluation process whereby every five years each director’s skills and qualifications are analyzed as to whether such skills and qualifications remain relevant in light of changing business conditions.
For many years we have maintained a mandatory retirement age of 72 for directors. In 2019, the Board adopted a policy for new independent directors whereby it is expected that an independent director may serve up to 15 one-year terms, unless unique circumstances warrant additional terms. We will continue to maintain the mandatory retirement age of 72 so that for new independent directors it is expected that they will not be re-nominated when they reach the earlier of having served for 15 terms or age 72, absent a waiver from the Board for unique circumstances.
In December 2021, the Committee recommended that the size of the Board be increased to 15 and that John C. May be appointed to the Board. As Anthony F. Earley, Jr. is not standing for re-election this year, having reached our mandatory retirement age, the Committee recommended in March 2022 that the size of the Board be reduced to 14 at the time of the 2022 Annual Meeting.
The Board believes that it has an appropriate mix of short- and medium-tenured directors as well as long-tenured directors, which provide a balance that enables the Board to benefit from both fresh insights and historical perspectives during its deliberations and inform Board succession planning.
In addition, having a Ford family member, William Clay Ford, Jr., as our Executive Chair brings a unique and historical long-term perspective to Board deliberations, while Alexandra Ford English and Henry Ford III, who were first elected to the Board at the 2021 Annual Meeting, provide fresh perspectives and valuable insights while continuing the Ford family’s nearly

10 Corporate Governance	2022 Proxy Statement

119 years of active involvement with and stewardship of the Company. Alexandra Ford English is the daughter of William Clay Ford, Jr. and Henry Ford III is the son of our former director Edsel B. Ford II, who retired from the Board in 2021.
The Board proposes to you a slate of nominees for election to the Board at the annual meeting. You may propose nominees (other than self-nominations) for consideration by the Committee by submitting the names, qualifications, and other supporting information to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126, with a copy sent by e-mail to the Company’s Executive Director, Investor Relations at: fordir@ford.com. Properly submitted recommendations must be received no later than December 2, 2022, to be considered by the Committee for inclusion in the following year’s nominations for election to the Board. Your properly submitted candidates are evaluated in the same manner as those candidates recommended by other sources. All candidates are considered in light of the needs of the Board with due consideration given to the qualifications described on p. 28 under Election of Directors.
EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS
Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings and may meet at other times at the discretion of the Lead Independent Director or at the request of any non-employee director. Additionally, all of the independent directors meet periodically (at least annually) without management or non-independent directors present.

BOARD COMMITTEES
Current Directors	Audit	Compensation, Talent and Culture	Finance	Nominating and Governance	Sustainability, Innovation and Policy
Kimberly A. Casiano	■			■	■
Anthony F. Earley, Jr.		Chair*		■	■
Alexandra Ford English			■		■
James D. Farley, Jr.
Henry Ford III			■		■
William Clay Ford, Jr.			Chair		■
William W. Helman IV			■	■	Chair
Jon M. Huntsman, Jr.					■
William E. Kennard			■	Chair	■
John C. May		■	■	■
Beth E. Mooney	■			■
Lynn Vojvodich Radakovich		■		■	■
John L. Thornton		■	■	■
John B. Veihmeyer	Chair			■
John S. Weinberg		■	■	■	■

*
Lynn Vojvodich Radakovich will replace Anthony F. Earley, Jr. as Chair of the Compensation, Talent and Culture Committee following his retirement from the Board at the 2022 Annual Meeting.

Only independent directors serve on the Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee, in accordance with the independence standards of the New York Stock Exchange LLC (“NYSE”) Listed Company and Securities and Exchange Commission (“SEC”) rules and the Company’s Corporate Governance Principles. Under these standards, members of the Audit Committee also satisfy the heightened SEC independence standards for audit committees, and the members of the Compensation, Talent and Culture Committee satisfy the additional NYSE independence standards for compensation committees. Each member of the Audit Committee also meets the financial literacy requirements of the NYSE Listed Company rules. The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company’s expense.
The Company has published on its website (www.corporate.ford.com) the charter of each of the Audit Committee, Compensation, Talent and Culture Committee, Finance Committee, Nominating and Governance Committee, and Sustainability, Innovation and Policy Committee of the Board. Printed copies of each of the committee charters are available by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.

Corporate Governance	2022 Proxy Statement	11

BOARD COMMITTEE FUNCTIONS
Audit Committee
▪
Selects the independent registered public accounting firm, subject to shareholder ratification, and determines the compensation of the independent registered public accounting firm.

▪
At least annually, reviews a report by the independent registered public accounting firm describing: internal quality control procedures, any issues raised by an internal or peer quality control review, any issues raised by a governmental or professional authority investigation in the past five years and any steps taken to deal with such issues, and (to assess the independence of the independent registered public accounting firm) all relationships between the independent registered public accounting firm and the Company.

▪
Consults with the independent registered public accounting firm, reviews and approves the scope of its audit, and reviews the firm’s independence and performance. Also, annually approves categories of services to be performed by the independent registered public accounting firm and reviews and, if appropriate, approves in advance any new proposed engagement greater than $250,000.

▪
Reviews internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements with management and the independent registered public accounting firm.

▪
Reviews activities, organization structure, and qualifications of the General Auditor’s Office, and participates in the appointment, dismissal, evaluation, and determination of the compensation of the General Auditor.

▪
Discusses earnings releases and guidance provided to the public and rating agencies.

▪
Reviews, at least annually, policies with respect to risk assessment and risk management.

▪
Exercises reasonable oversight with respect to the implementation and effectiveness of the Company’s compliance and ethics program, including being knowledgeable about the content and operation of the compliance and ethics program.

▪
Reviews, with the Office of the General Counsel, any legal or regulatory matter that could have a significant impact on the financial statements.

▪
As appropriate, obtains advice and assistance from outside legal, accounting, or other advisors.

▪
Prepares an annual report of the Audit Committee to be included in the Company’s proxy statement.

▪
Reviews our cyber security practices periodically, at least twice each year.

▪
Assesses annually the adequacy of the Audit Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
John Veihmeyer, Chair

▪
Kimberly A. Casiano

▪
Beth E. Mooney

MEETINGS IN 2021: 11
MEMBER QUALIFICATIONS
▪
Each member of the Audit Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

▪
Each member of the Audit Committee meets the financial literacy requirements of the NYSE Listed Company rules

▪
In addition, our Board has determined that Mr. Veihmeyer qualifies as an “Audit Committee financial expert” within the meaning of SEC regulations and applicable NYSE rules

REPORT
The Audit Committee Report is on page 40

12 Corporate Governance	2022 Proxy Statement

Compensation, Talent and Culture Committee
▪
Establishes and reviews the overall executive compensation philosophy and strategy of the Company.

▪
Reviews and discusses key people-related business strategies, including leadership succession planning, culture, diversity and inclusion, and talent development programs.

▪
Reviews and approves Company goals and objectives related to the Executive Chair, the President and CEO, and other executive officers’ compensation, including annual performance objectives.

▪
Evaluates the performance of the Executive Chair, the President and CEO, and other executive officers in light of established goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options, Performance Units, other stock-based awards, other incentive awards, and other benefits, direct and indirect, of the Executive Chair, the President and CEO, and other executive officers.

▪
Conducts a risk assessment of the Company’s compensation policies and practices.

▪
Considers and makes recommendations on Ford’s executive compensation plans and programs.

▪
Reviews the Compensation Discussion and Analysis to be included in the Company’s proxy statement.

▪
Prepares an annual report of the Compensation, Talent and Culture Committee to be included in the Company’s proxy statement.

▪
Assesses the independence of the Committee’s consultant. Assesses annually the adequacy of the Compensation, Talent and Culture Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
Anthony F. Earley, Jr., Chair

▪
Lynn Vojvodich Radakovich, Successor Chair

▪
John C. May

▪
John L. Thornton

▪
John S. Weinberg

MEETINGS IN 2021: 10
MEMBER QUALIFICATIONS
▪
Each member of the Compensation, Talent and Culture Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

REPORT
The Compensation Committee Report is on page 71

Finance Committee
▪
Reviews all aspects of the Company’s policies and practices that relate to the management of the Company’s financial affairs, consistent with law and specific instructions given by the Board of Directors.

▪
Reviews capital allocation priorities, policies, and guidelines, including the Company’s cash flow, minimum cash requirements, and liquidity targets.

▪
Reviews the Company’s capital appropriations financial performance against targets by conducting interim reviews and an annual review of previously approved capital programs and periodic review of acquisitions and new business investments.

▪
Reviews with management, at least annually, the annual report from the Treasurer of the Company’s cash and funding plans and other Treasury matters.

▪
Reviews the strategy and performance of the Company’s pension and other retirement and savings plans.

▪
Performs such other functions and exercises such other powers as may be delegated to it by the Board of Directors from time to time.

▪
Reviews, at least annually, policies with respect to financial risk assessment and financial risk management.

▪
Assesses annually the adequacy of the Finance Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William Clay Ford, Jr., Chair

▪
Alexandra Ford English

▪
Henry Ford III

▪
William W. Helman IV

▪
William E. Kennard

▪
John C. May

▪
John L. Thornton

▪
John S. Weinberg

MEETINGS IN 2021: 4

Corporate Governance	2022 Proxy Statement	13

Nominating and Governance Committee
▪
Reviews and makes recommendations on:

(i)
the nominations or election of directors and

(ii)
the size, diversity, composition, and compensation of the Board.

▪
Establishes criteria for selecting new directors and the evaluation of the Board, including whether current members and candidates possess skills and qualifications that support the Company’s strategy.

▪
Develops and recommends to the Board corporate governance principles and guidelines.

▪
Reviews the charter and composition of each committee of the Board and makes recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional committees, or the elimination of committees.

▪
Considers the adequacy of the By-Laws and the Restated Certificate of Incorporation of the Company and recommends to the Board, as appropriate, that the Board:

(i)
adopt amendments to the By-Laws and

(ii)
propose, for consideration by the shareholders, amendments to the Restated Certificate of Incorporation.

▪
Considers shareholder suggestions for director nominees (other than self-nominations). See Composition of Board of Directors/Nominees on pp. 10-11.

▪
Assesses annually the adequacy of the Nominating and Governance Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William E. Kennard, Chair

▪
Kimberly A. Casiano

▪
Anthony F. Earley, Jr.

▪
William W. Helman IV

▪
John C. May

▪
Beth E. Mooney

▪
Lynn Vojvodich Radakovich

▪
John L. Thornton

▪
John Veihmeyer

▪
John S. Weinberg

MEETINGS IN 2021: 6
MEMBER QUALIFICATIONS
▪
Each member of the Nominating and Governance Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

Sustainability, Innovation and Policy Committee
▪
Reviews and advises on the Company’s pursuit of innovative policies and technologies that promote product safety, improve environmental and social sustainability, and seek to enrich our customers’ experiences, increase shareholder value, and lead to a better world.

▪
Responsible for assessing the Company’s progress on strategic economic, product safety, environmental, and social issues, as well as the degree to which sustainability principles have been integrated into various skill teams.

▪
Reviews the Company’s Integrated Sustainability and Financial Report Summary as well as any Company initiatives related to sustainability and innovation.

▪
Assesses annually the adequacy of the Sustainability, Innovation and Policy Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William W. Helman IV, Chair

▪
Kimberly A. Casiano

▪
Anthony F. Earley, Jr.

▪
Alexandra Ford English

▪
Henry Ford III

▪
William Clay Ford, Jr.

▪
Jon M. Huntsman, Jr.

▪
William E. Kennard

▪
Lynn Vojvodich Radakovich

▪
John S. Weinberg

MEETINGS IN 2021: 4

Board’s Role in Risk Management
The Board has overall responsibility for the oversight of risk management at Ford, while management is responsible for day-to-day risk management.
The oversight responsibility of the Board and its committees is supported by Company management and the risk management processes that are currently in place. Ford has extensive and effective risk management processes, relating specifically to compliance, reporting, operating, and strategic risks.
Compliance Risk encompasses matters such as legal and regulatory compliance (e.g., Foreign Corrupt Practices Act, environmental, OSHA/safety, etc.).

14 Corporate Governance	2022 Proxy Statement

Reporting Risk covers Sarbanes-Oxley compliance, disclosure controls and procedures, and accounting compliance.
Operating Risk addresses the myriad of matters related to the operation of a complex company such as Ford (e.g., quality, supply chain, sales and service, financing and liquidity, product development and engineering, labor, etc.).
Strategic Risk encompasses somewhat broader and longer-term matters, including, but not limited to, technology development, environmental and social sustainability, capital allocation, management development, retention and compensation, competitive developments, and geopolitical developments.
We believe that key success factors in the risk management at Ford include a strong risk analysis tone set by the Board and senior management, which is shown through their commitment to effective top-down and bottom-up communication (including communication between management and the Board and Committees), and active cross-functional participation among the Business Units and Functional Skill Teams. We have institutionalized a regular Forecast, Controls and Risk Review and Special Attention Review process where the senior leadership of the Company reviews the status of the business, the risks and opportunities presented to the business (in the areas of compliance, reporting, operating, and strategic risks), and develops specific plans to address those risks and opportunities.
The Enterprise Risk Management process adopted by the Company identifies the top critical enterprise risks identified through a survey process of senior management and the Board of Directors. Once identified, each of the top risks is assigned an executive risk owner who is responsible to oversee risk assessment, develop mitigation plans, and provide regular updates. The Enterprise Risk Management process also engages Business Units and Skill Teams to determine which of the enterprise risks are most relevant to their specific objectives, and identify any additional risks that can be managed at a lower level in the organization. Risks at all levels are shared and aligned for a top-down and bottom-up view and management of risk. The Audit Committee and Board annually review the process to update the list of critical risks and monitor risk movement and emerging trends.
As noted above, the full Board of Directors has overall responsibility for the oversight of risk management at Ford and oversees operating risk management with reviews at each of its regular Board meetings. The Board of Directors has delegated responsibility for the oversight of specific areas of risk management to certain committees of the Board, with each Board committee reporting to the full Board following each committee meeting. The Audit Committee assists the Board of Directors in overseeing compliance and reporting risk. The Sustainability, Innovation and Policy Committee assists the Board of Directors in overseeing environmental and social sustainability risks, while the Compensation, Talent and Culture Committee assists the Board of Directors in overseeing risks related to compensation and people-related business strategies, including leadership succession and culture, diversity, and inclusion. The Board and the appropriate committees also periodically review other policies related to personnel matters, including those related to sexual harassment and anti-retaliation policies related to whistleblowers. The Board, the Sustainability, Innovation and Policy Committee, the Compensation, Talent and Culture Committee, the Finance Committee, and the Audit Committee all play a role in overseeing operating and strategic risk management.
The scope and severity of risks presented by cyber threats have increased dramatically, and constant vigilance is required to protect against intrusions. We take cyber threats very seriously and regularly audit our cyber security capabilities. These audits are a useful tool for ensuring that we maintain a robust cyber security program to protect our investors, customers, employees, and intellectual property. The Audit Committee receives updates several times per year from the Chief Information Security Officer regarding technology and cyber security risk and conducts regular reviews of our cyber security practices, with report outs to the Board as appropriate. As part of its risk assessment procedures, the Board reviews relevant cyber security and information technology matters at least twice annually.
We also maintain an industry-leading cyber security insurance program with many of the world’s largest and most respected insurance companies. Additionally, we are a founding member of the Board of the Automotive Information Sharing and Analysis Center. Our current seat on that board ensures that we preserve relationships that help to protect ourselves against both enterprise and in-vehicle security risks.
Please refer to our Integrated Sustainability and Financial Report (http://sustainability.ford.com) for additional information about how we identify and address environmental and social sustainability risks.

Corporate Governance	2022 Proxy Statement	15

OVERSIGHT OF RISK MANAGEMENT
	COMPLIANCE & REPORTING	OPERATING & STRATEGIC
FORD BOARD Oversight	Audit Committee	Sustainability, Innovation and Policy Committee Compensation, Talent and Culture Committee Finance Committee Audit Committee
FORD MANAGEMENT Day-to-Day	Compliance Reviews Sarbanes-Oxley Compliance Internal Controls Disclosure Committee	Business Units & Skill Teams Forecast, Controls and Risk Review Special Attention Review Product, Strategy, and People Forums
AUDIT COMMITTEE FINANCIAL EXPERT AND AUDITOR ROTATION
The Charter of the Audit Committee provides that a member of the Audit Committee generally may not serve on the audit committee of more than two other public companies. The Board has designated John B. Veihmeyer as an Audit Committee financial expert. Mr. Veihmeyer meets the independence standards for audit committee members under the NYSE Listed Company and SEC rules. Mr. Veihmeyer is also the chair of the Audit Committee. The lead partner of the Company’s independent registered public accounting firm is rotated at least every five years.
RISK ASSESSMENT REGARDING COMPENSATION POLICIES AND PRACTICES
In 2021, we conducted an annual assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation, Talent and Culture Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.
In conducting this review, we considered the following attributes of our programs:
▪
mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities for officers;

▪
alignment of annual and long-term incentives to ensure that the awards encourage balanced behavior and incentivize performance results;

▪
inclusion of non-financial metrics, such as quality, and other quantitative and qualitative performance factors in determining actual compensation payouts;

▪
capped payout levels for both the Incentive Bonus Plan and performance-based stock awards for

Named Executives — the Compensation, Talent and Culture Committee has negative discretion over incentive program payouts;
▪
use of Time-Based Units that vest ratably over three years and Performance Units that have a three-year performance period that measures performance against financial metrics and relative Total Shareholder Return (“TSR”);

▪
general provision of long-term equity-based compensation on an annual basis to senior executives — we believe that accumulating equity over a period of time encourages executives to take actions that promote the long-term sustainability of our business;

▪
double-trigger change in control provisions for equity grants; and

▪
stock ownership goals that align the interests of executive officers with those of our shareholders — this discourages executive officers from focusing on short-term results without regard to longer-term consequences.

Recoupment Policy. The Committee maintains a policy of recoupment of compensation in certain circumstances. The purpose of this policy is to help ensure executives act in the best interests of the Company. The policy requires any Company officer to repay or return cash bonuses and equity awards in the event: (i) the Company issues a material restatement of its financial statements, and the restatement was caused by such officer’s intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards.
Our Compensation, Talent and Culture Committee considered compensation risk implications during its deliberations on the design of our executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.
Hedging and Pledging Policies. The Committee maintains the following policy related to hedging exposure to common stock:

16 Corporate Governance	2022 Proxy Statement

Certain forms of hedging or monetization transactions, such as forward sale contracts, allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow an officer to continue to own Ford common stock, but without the full risks and rewards of ownership. When that occurs, the officer may no longer have the same incentives or objectives as the Company’s other shareholders. Consequently, officers are prohibited from engaging in hedging their exposure to directly or indirectly owned Ford common stock, whether obtained through compensation, open-market purchases, or otherwise. For purposes of this policy, “hedging” includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Ford common stock. Any hedges of Ford common stock in existence at the time a person becomes subject to this policy are grandfathered, but are prohibited from being renewed or extended.
In addition, the Committee maintains the following policy related to the pledging of common stock:
Pledges of Ford common stock by an officer can result in the sale of shares without the consent of the officer if the obligation secured by the shares is in default, and if this occurs during a blackout period it could result in an insider trading violation by that officer. Pledges of Ford common stock in a brokerage margin account (where shares are pledged to secure a loan to buy other securities) present significant insider trading risk because the shares can be sold automatically with a decline in the stock price. In addition, the reputation of the Company, as well as officers’ personal reputations, can be adversely affected if Ford common stock is sold pursuant to a defaulted obligation. Consequently, officers are prohibited from engaging in pledging directly or indirectly owned Ford common stock to secure obligations of a brokerage margin account as described above. Officers may pledge shares of Ford common stock other than in brokerage margin accounts as long as the following conditions are met: (i) only shares that exceed applicable stock ownership guidelines may be pledged and (ii) any such pledge receives the prior approval of the Chief Executive Officer and Office of the General Counsel. Any pledges of Ford common stock in existence at the time a person becomes subject to this policy are grandfathered, but are prohibited from being renewed or extended, unless such renewal or extension complies with this policy.
Regarding directors, the 2014 Stock Plan for Non-Employee Directors prohibits the hedging and pledging of common stock received pursuant to that plan.
COMPENSATION, TALENT AND CULTURE COMMITTEE OPERATIONS
The Compensation, Talent and Culture Committee establishes and reviews our executive compensation philosophy and strategy and oversees our various executive compensation programs. The Committee is responsible for evaluating the performance of and determining the compensation for our Executive Chair, the President and CEO, and other executive officers and approving the compensation structure for senior management, including officers. The Committee is currently comprised of five directors who are considered independent under the NYSE Listed Company rules and our Corporate Governance Principles. The Committee’s membership is determined by our Board of Directors. The Committee operates under a written charter adopted by our Board of Directors. The Committee annually reviews the charter. A copy of the Compensation, Talent and Culture Committee Charter may be found on our website at www.corporate.ford.com.
The Committee makes decisions regarding the compensation of our executive officers, including the Named Executives. The Committee has delegated certain responsibilities to subcommittees consisting of one or more Board members and has assigned certain other responsibilities to committees consisting of one or more members of management to assist in approving a range of stock-based awards, within share limits prescribed by the Committee, and other compensation matters for non-executive officers. The Committee regularly reviews such delegations and assignments, and determinations made by such subcommittees and management committees.
The Board of Directors makes decisions relating to non-employee director compensation. Any proposed changes are reviewed in advance and recommended to the Board by the Nominating and Governance Committee (see Director Compensation in 2021 on pp. 37-38).
The Compensation, Talent and Culture Committee considers recommendations from the Executive Chair, the President and CEO, and the Chief People and Employee Experience Officer in developing compensation plans and evaluating performance of other executive officers. The Committee’s consultant also provides advice and analysis on the structure and level of executive compensation. Final decisions on any major element of compensation, however, as well as total compensation for executive officers, are made by the Compensation, Talent and Culture Committee.

Corporate Governance	2022 Proxy Statement	17

As in prior years, in 2021, the Committee engaged Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, to advise the Committee on executive compensation and benefits matters. Semler Brossy is retained directly by the Committee, which has the sole authority to review and approve the budget of the independent consultant. Semler Brossy does not advise our management and receives no other compensation from us. The same Semler Brossy principal attended nine of the ten Committee meetings in 2021.
The Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of any other services to the Company by Semler Brossy; (ii) the amount of fees the Company paid to Semler Brossy as a percentage of the firm’s total revenue; (iii) Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy or the individual compensation advisor employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisor with any member of the Committee; and (vi) any stock of the Company owned by Semler Brossy or the individual compensation advisor employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisor employed by Semler Brossy as compensation consultant to the Committee has not created any conflict of interest.
In addition, the Committee reviewed survey data provided by the Willis Towers Watson Executive Compensation Database (see Competitive Survey on pp. 51-52). Willis Towers Watson does not make recommendations to, nor does it assist, the Committee in determining compensation of executive officers. Willis Towers Watson is retained by Ford management, not the Committee.
Committee meetings typically occur prior to the meetings of the full Board of Directors. Incentive Bonus targets and awards, Performance Unit grants, Time-Based Units, stock options, if any, and cash awards typically are decided at the February or March Committee meeting (see Timing of Equity Awards on p. 54). Officer salaries are reviewed in February or March each year.
See the Compensation Discussion and Analysis on pp. 43-70 for more detail on the factors considered by the Committee in making executive compensation decisions. The Committee reviews our talent and executive development program with senior management. These reviews are conducted periodically and focus on executive development and succession planning throughout the organization, at the Leadership Level 1 officer level and above.
Our policy, approved by the Compensation, Talent and Culture Committee, to limit outside board participation by our officers, is:
▪
no more than 15% of all officers should be on unaffiliated for-profit boards at any given point in time; and

▪
no officer should be a member of more than one unaffiliated for-profit board.

Independence of Directors and Relevant Facts and Circumstances

64% of the Director Nominees are independent. Each of the Audit Committee, Nominating and Governance Committee, and Compensation, Talent and Culture Committee is comprised entirely of independent directors.

DIRECTOR INDEPENDENCE
A majority of the directors must be independent directors under applicable SEC and NYSE Listed Company rules. These rules provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company. These standards are contained in Ford’s Corporate Governance Principles and may be found at the Company’s website, www.corporate.ford.com.
▪
Employee or Former Employee. No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

▪
Independent Auditor Affiliation. No director who is, or in the past three years has been, affiliated with or employed by the Company’s present or former independent auditor can be independent until three years after the end of the affiliation, employment, or auditing relationship.

▪
Interlocking Directorship. No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

▪
Additional Compensation. No director can be independent if he or she is receiving, or in the last three years has received, more than $120,000 during

18 Corporate Governance	2022 Proxy Statement

any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
▪
Immediate Family Members. Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.

Other Relationships. The following commercial, charitable, and educational relationships will not be considered to be material relationships that would impair a director’s independence:
(i)
Sales and Purchases of Products/Services. If within the preceding three years a Ford director was an executive officer or employee of another company (or an immediate family member of the director was an executive officer of such company) that did business with Ford and either: (a) the annual sales to Ford were less than the greater of $1 million or two percent of the total annual revenues of such company, or (b) the annual purchases from Ford were less than the greater of  $1 million or two percent of the total annual revenues of Ford, in each case for any of the three most recently completed fiscal years.

(ii)
Indebtedness. If within the preceding three years a Ford director was an executive officer of another company which was indebted to Ford, or to which Ford was indebted, and either: (a) the total amount of such other company’s indebtedness to Ford was less than two percent of the total consolidated assets of Ford, or (b) the total amount of Ford’s indebtedness to such other company was less than two percent of the total consolidated assets of such other company, in each case for any of the three most recently completed fiscal years.

(iii)
Charitable Contributions. If within the preceding three years a Ford director served as an executive officer, director, or trustee of a charitable or educational organization, and Ford’s discretionary contributions to the organization were less than the greater of $1 million or two percent of that organization’s total annual discretionary receipts for any of the three most recently completed fiscal years. (Any matching of charitable contributions will not be included in the amount of Ford’s contributions for this purpose.)

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent: Kimberly A. Casiano, Anthony F. Earley, Jr., William W. Helman IV, William E. Kennard, John C. May, Beth E. Mooney, Lynn Vojvodich Radakovich, John L. Thornton, John B. Veihmeyer, and John S. Weinberg. Additionally, the Board determined that each of Kimberly A. Casiano, Beth E. Mooney, Lynn Vojvodich Radakovich, and John B. Veihmeyer is independent under the heightened SEC independence standards for audit committees and that each of Anthony F. Earley, Jr., John C. May, Lynn Vojvodich Radakovich, John L. Thornton, and John S. Weinberg is independent under the additional NYSE independence standards for compensation committees. The Board also determined that prior to being elected Vice Chair, Policy, of the Company on May 3, 2021, Gov. Huntsman had no material relationship with the Company, and thus was independent, and that he was independent under the heightened SEC independence standards for compensation committees. Following his election to Vice Chair, Policy, Gov. Huntsman was no longer considered independent and ceased serving on the Compensation, Talent and Culture Committee and the Nominating and Governance Committee. Additionally, the Board determined that John C. Lechleiter, who did not stand for re-election at the 2021 Annual Meeting, had no material relationship with the Company during the time of his service and, thus, was independent, and that he was independent under the heightened SEC independence standards for compensation committees. 64% of our director nominees are independent, and our Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee are fully independent.

Corporate Governance	2022 Proxy Statement	19

DISCLOSURE OF RELEVANT FACTS AND CIRCUMSTANCES
With respect to the independent directors listed above, the Board considered the following relevant facts and circumstances in making the independence determinations:
From time to time during the past three years, Ford purchased goods and services from, sold goods and services to, or financing arrangements were provided by, various companies with which certain directors were or are affiliated either as a member of such company’s board of directors or, in the case of Ms. Mooney and Messrs. May, Thornton, and Weinberg, as an officer of such a company or, in the case of Gov. Huntsman, where an immediate family member serves as an officer of such a company. In addition to Ms. Mooney, Gov. Huntsman, and Messrs. May, Thornton, and Weinberg, these directors included Messrs. Earley, Kennard, and Veihmeyer, and Ms. Vojvodich Radakovich. The Company also made donations to certain institutions with which certain directors are affiliated. These included Messrs. Earley, Thornton, and Veihmeyer, Dr. Lechleiter, and Ms. Casiano. In addition, the Company made a charitable donation on behalf of the Board in lieu of holiday gifts. None of the relationships described above was material under the independence standards contained in our Corporate Governance Principles.

Codes of Ethics
Employees and officers of the Company must abide by a Code of Conduct. The CEO, senior financial and accounting personnel, and directors must abide by the Company’s Code of Ethics.
The Company has published on its website (www.corporate.ford.com) its code of conduct handbook, which applies to all officers and employees, a code of ethics for directors, and a code of ethics for the Company’s chief executive officer as well as senior financial and accounting personnel. Any waiver of, or amendments to, the codes of ethics for directors or executive officers, including the chief executive officer, the chief financial officer, and the principal accounting officer, must be approved by the Nominating and Governance Committee, and any such waivers or amendments will be disclosed promptly by the Company by posting such waivers or amendments to its website. Both the Audit Committee and the Nominating and Governance Committee review management’s monitoring of compliance with the Company’s Code of Conduct. Printed copies of each of the codes of ethics referred to above are also available by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.

Communications with the Board and Annual Meeting Attendance
Shareholders, customers, suppliers, and other interested parties may send communications directly to the Company’s Directors at Ford Motor Company, P.O. Box. 685, Dearborn, MI 48126-0685.
The Board has established a process by which you may send communications to the Board as a whole, the non-employee Directors as a group, or the Lead Independent Director. You may send communications to our Directors, including any concerns regarding Ford’s accounting, internal controls, auditing, or other matters, to the following address: Board of Directors (or Lead Independent Director or non-employee Directors as a group, as appropriate), Ford Motor Company, P.O. Box 685, Dearborn, MI 48126-0685. You may submit your concern anonymously or confidentially. You may also indicate whether you are a shareholder, customer, supplier, or other interested party.
Communications relating to the Company’s accounting, internal controls, or auditing matters will be relayed to the Audit Committee. Communications relating to governance will be relayed to the Nominating and Governance Committee. All other communications will be referred to other areas of the Company for handling as appropriate under the facts and circumstances outlined in the communications. Responses will be sent to those that include a return address, as appropriate.
You can also find a description of the manner in which you can send communications to the Board on the Company’s website (www.corporate.ford.com).
All members of the Board are expected to participate in the annual meeting, unless unusual circumstances would prevent such participation. Last year, of the twelve then current members of the Board, twelve attended the virtual annual meeting.

20 Corporate Governance	2022 Proxy Statement

Beneficial Stock Ownership
FIVE PERCENT BENEFICIAL OWNERS OF COMMON STOCK
Pursuant to SEC filings, the Company was notified that as of December 31, 2021, the entities included in the table below had more than a 5% ownership interest of Ford common stock, or owned securities convertible into more than 5% ownership of Ford common stock, or owned a combination of Ford common stock and securities convertible into Ford common stock that could result in more than 5% ownership of Ford common stock.
Name of Beneficial Owner	Address of Beneficial Owner	Ford Common Stock	Percent of Outstanding Ford Common Stock
State Street Corporation and certain of its affiliates*	State Street Financial Center 1 Lincoln Street Boston, MA 02111	316,533,765	8.06%
The Vanguard Group and certain of its affiliates	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	298,630,831	7.61%
BlackRock, Inc. and certain of its affiliates	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	270,177,972	6.9%

*
State Street Bank and Trust Company is the trustee for Ford common stock in the Ford defined contribution plans master trust, which beneficially owns 4.27% of the common stock of Ford. In this capacity, State Street Bank and Trust Company has voting power over the shares in certain circumstances.

FIVE PERCENT BENEFICIAL OWNERS OF CLASS B STOCK
As of February 1, 2022, the persons included in the table below beneficially owned more than 5% of the outstanding Class B Stock.
Name of Beneficial Owner	Address of Beneficial Owner	Ford Class B Stock	Percent of Outstanding Ford Class B Stock
Edsel B. Ford II*	Ford Estates, 2000 Brush, Detroit, MI 48226	4,701,667	6.64%
Lynn F. Alandt**	Ford Estates, 2000 Brush, Detroit, MI 48226	10,595,590	14.95%
David P. Larsen, as trustee of various trusts***	Ford Estates, 2000 Brush, Detroit, MI 48226	10,724,896	15.14%
Voting Trust****	Ford Estates, 2000 Brush, Detroit, MI 48226	70,778,212	99.90%

*
Includes shares beneficially owned in an individual capacity or a fiduciary capacity as sole trustee or as co-trustee, and indirectly by immediate family members and entities.

**
Includes shares beneficially owned in either an individual capacity or a fiduciary capacity as sole trustee or as a co-trustee, including in a trust that beneficially owns 5.67% of the outstanding Class B Stock, and by spouse.

***
Represents beneficial ownership of shares held in a fiduciary capacity as sole trustee or as a co-trustee, including 15,824 shares that are also beneficially owned by Henry Ford III and included in the amount shown in the following table for Henry Ford III. Mr. Larsen disclaims beneficial ownership of these shares.

****
These shares of Class B Stock are held in a voting trust of which Edsel B. Ford II, William Clay Ford, Jr., Benson Ford, Jr., and Alfred B. Ford are the trustees. The trust is of perpetual duration until terminated by the vote of shares representing over 50% of the participants and requires the trustees to vote the shares as directed by a plurality.

Corporate Governance	2022 Proxy Statement	21

BENEFICIAL STOCK OWNERSHIP
The following tables show how much Ford stock each current director, nominee, and Named Executive beneficially owned as of February 1, 2022. No director, nominee, or executive officer, including Named Executives, beneficially owned more than 0.08% of Ford’s total outstanding common stock nor did any such person beneficially own more than 0.01% of Ford common stock units as of February 1, 2022. Executive officers held options exercisable on or within 60 days after February 1, 2022 to buy 1,229,202 shares of Ford common stock.
Name of Beneficial Owner	Ford Common Stock 1,2	Ford Common Stock Units 3	Ford Class B Stock	Percent of Outstanding Ford Class B Stock
DIRECTOR NOMINEES
Kimberly A. Casiano	171,996	160,550	—	—
Anthony F. Earley, Jr.**	233,760	72,245	—	—
Alexandra Ford English	18,299	—	167,885	0.24%
James D. Farley, Jr.*	2,922,866	—	—	—
Henry Ford III	10,915	—	1,671,331	—
William Clay Ford, Jr.*	2,928,551	215,611	16,787,272	23.69%
William W. Helman IV	179,993	42,855	—	—
Jon M. Huntsman, Jr.*	267,549	—	—	—
William E. Kennard	150,459	—	—	—
John C. May	1,263	—	—	—
Beth E. Mooney	68,097	—	—	—
Lynn Vojvodich Radakovich	116,747	—	—	—
John L. Thornton	272,284	332,049	—	—
John B. Veihmeyer	136,423	—	—	—
John S. Weinberg	181,524	—	—	—
Name of Beneficial Owner	Ford Common Stock 1,2	Ford Common Stock Units 3
NAMED EXECUTIVES
John T. Lawler	725,000	66
Michael Amend	501,400	—
J. Doug Field	428,684	—
All Directors and Executive Officers as a group	25 persons beneficially owned 0.31% of Ford common stock or securities convertible into Ford common stock as of February 1, 2022

*
Also an executive officer.

**
Anthony F. Earley, Jr. is not standing for re-election at the 2022 Annual Meeting.

1
For executive officers, included in the amounts for “All Directors and Executive Officers as a group” are Restricted Stock Units (“RSUs”) issued under our Long-Term Incentive Plans (“LTI Plans”) as long-term incentive grants in 2021 and prior years for retention and other incentive purposes.

In addition, amounts shown include RSUs issued under the LTI Plans as follows: 387,966 units for Mr. Amend; 15,420 units for Alexandra Ford English; 816,463 units for Mr. Farley; 611,724 units for William Clay Ford, Jr.; 337,362 units for Mr. Field; 253,378 units for Gov. Huntsman; and 378,407 units for Mr. Lawler.
In addition, amounts shown include RSUs issued under the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company (“2014 Plan”) as follows: 163,833 units for Ms. Casiano; 125,122 units for Mr. Earley; 14,171 units for Gov. Huntsman; 150,459 units for Mr. Kennard; 68,097 units for Ms. Mooney; 116,747 units for Ms. Vojvodich Radakovich; 136,423 units for Mr. Veihmeyer; and 175,095 units for Mr. Weinberg.
Included in the stock ownership shown in the table above: William Clay Ford, Jr., has disclaimed beneficial ownership of 1,256,520 shares of Class B Stock that are either held directly by members of his immediate family or indirectly by members of his immediate family in trusts in which Mr. Ford has no interest, including 106,116 shares of Class B Stock that are also beneficially owned by Alexandra Ford English and included in the amounts shown in the table above for each of William Clay Ford, Jr. and Alexandra Ford English. Alexandra Ford English has disclaimed beneficial ownership of 42,136 shares of Class B Stock that are held indirectly by members of her immediate family in trusts in which Ms. English has no interest. Henry Ford III has disclaimed beneficial ownership of 63,391 shares of Class B Stock that are held indirectly by members of his immediate family in trusts in which Mr. Ford III has no interest. Present directors and executive officers as a group have disclaimed beneficial ownership of a total of 1,362,047 shares of Class B Stock.
No director or executive officer had pledged shares of common stock as security or hedged their exposure to common stock.
22 Corporate Governance	2022 Proxy Statement

2
As of February 1, 2022 (or within 60 days after that date), the Named Executives and directors who are employees of the Company listed below held rights to acquire shares of common stock through the exercise of stock options under Ford’s stock option plans (which amounts are included in the “Ford Common Stock” column), as follows:

Person	Number of Shares
James D. Farley, Jr.	839,230
John T. Lawler	72,632
William Clay Ford, Jr.	—
Michael Amend	—
J. Doug Field	—
Alexandra Ford English	—
Jon M. Huntsman, Jr.	—

3
In general, these are common stock units credited under a deferred compensation plan and payable in cash and, in the cases of William Clay Ford, Jr. and John T. Lawler, include stock units under a benefit equalization plan.

Corporate Governance	2022 Proxy Statement	23

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and persons who beneficially own more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. Based on Company records and other information, Ford believes that all SEC filing requirements applicable to its directors and executive officers were complied with for 2021 and prior years, except that the Company inadvertently omitted the one-time Pandemic Response Awards that were granted on March 4, 2021, as disclosed in the Company’s 2021 Proxy Statement, from the Forms 4 filed on March 8, 2021 for the following individuals: Anning Chen, James D. Farley, Jr., Ashwani Kumar Galhotra, John T. Lawler, Cathy O’Callaghan, Kiersten Robinson, Stuart Rowley, Hau Thai-Tang, and William Clay Ford, Jr. Amendments to the Forms 4 reflecting such awards were subsequently filed on November 5, 2021. The Company also inadvertently omitted a one-time award that was granted on March 4, 2021 from the Form 4 filed on March 8, 2021 for Cathy O’Callaghan. A Form 4 reflecting such award was subsequently filed on March 8, 2022.
Certain Relationships and Related Party Transactions

To ensure related party transactions are beneficial to the Company, such transactions are subject to rigorous review by the Office of the General Counsel, the Nominating and Governance Committee, and outside legal counsel depending on the nature of the transaction.

POLICY AND PROCEDURE FOR REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS
Business transactions between Ford and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer (“related party transactions”) are not prohibited. In fact, certain related party transactions can be beneficial to the Company and its shareholders.
It is important, however, to ensure that any related party transactions are beneficial to the Company. Accordingly, any related party transaction, regardless of amount, is submitted to the Nominating and Governance Committee in advance for review and approval. All existing related party transactions are reviewed at least annually by the Nominating and Governance Committee. The Office of the General Counsel reviews all such related party transactions, existing or proposed, prior to submission to the Nominating and Governance Committee, and our General Counsel opines on the appropriateness of each related party transaction. The Nominating and Governance Committee may, at its discretion, consult with outside legal counsel.
Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.
The Nominating and Governance Committee’s approval of a related party transaction may encompass a series of subsequent transactions contemplated by the original approval, i.e., transactions contemplated by an ongoing business relationship occurring over a period of time. Examples include transactions in the normal course of business between the Company and a dealership owned by a director or an executive officer (or an immediate family member thereof), transactions in the normal course of business between the Company and financial institutions with which a director or officer may be associated, and the ongoing issuances of purchase orders or releases against a blanket purchase order made in the normal course of business by the Company to a business with which a director or officer may be associated. In such instances, any such approval shall require that the Company make all decisions with respect to such ongoing business relationship in accordance with existing policies and procedures applicable to non-related party transactions (e.g., Company purchasing policies governing awards of business to suppliers, etc.).
In all cases, a director or officer with an interest in a related party transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.
RELATED PARTY TRANSACTIONS
In February 2002, Ford entered into a Stadium Naming and License Agreement with The Detroit Lions, Inc. (the “Lions”), pursuant to which we acquired for $50 million, paid by us in 2002, the naming rights to a new domed stadium located in downtown Detroit at which the Lions began playing their home games during the 2002 National Football League season. We named the stadium “Ford Field.” The term of the naming rights agreement is 25 years, which commenced with the 2002 National Football League season. Benefits to Ford under the naming rights agreement include exclusive exterior entrance signage and predominant interior promotional signage. Beginning in 2005, the Company also agreed to provide to the Lions, at no cost, eight new

24 Corporate Governance	2022 Proxy Statement

model year Ford, Lincoln, or Mercury brand vehicles manufactured by Ford in North America for use by the management and staff of Ford Field and the Lions and to replace such vehicles in each second successive year, for the remainder of the naming rights agreement. The cost incurred during 2021 was $150,534. William Clay Ford, Jr. and his descendants own a minority equity interest in the Lions and Mr. Ford is a director and officer of the Lions.
In 2014, Ford entered into a Sponsorship Agreement with a wholly owned subsidiary of the Lions to be the exclusive title sponsor of an NCAA sanctioned, men’s college football “Bowl” game to be played in each of the 2014-2016 seasons at Ford Field. We named the Bowl the “Quick Lane Bowl” for our Quick Lane Tire & Auto Center brand and acquired several broadcast television messages, event signage, and other advertising in exchange for a sponsorship fee. In 2016, the Company extended its sponsorship of the Quick Lane Bowl for another three years to cover the 2017-2019 seasons. In 2020, the Company extended its sponsorship through 2022. Due to the COVID-19 pandemic, the Quick Lane Bowl did not occur in 2020, and, in 2021, the Company extended its sponsorship of the Quick Lane Bowl through 2023 as follows: 2021: $0 (2020 payment of  $715,000 applied toward 2021); 2022: $736,500; 2023: $758,600.
Paul Alandt, Lynn F. Alandt’s husband, is a minority owner of two Ford franchised dealerships and a Lincoln franchised dealership. In 2021, Ford charged the dealerships about $152.9 million for products and services in the ordinary course of business. In turn, Ford paid the dealerships about $27.9 million for services in the ordinary course of business. Also in 2021, Ford Motor Credit Company LLC, a wholly owned entity of Ford, provided about $199.7 million of financing to dealerships owned by Mr. Alandt and paid about $867,287 to them in the ordinary course of business. The dealerships paid Ford Credit about $225.4 million in the ordinary course of business. Additionally, in 2021, Ford Credit purchased retail installment sales contracts and Red Carpet Leases from the dealerships in amounts of about $17.4 million and $118.4 million, respectively.
In March 2001, Marketing Associates, LLC (dba OneMagnify), an entity in which Henry Ford III and his family, including our former director Edsel B. Ford II, have a controlling equity interest, acquired all of the assets of the Marketing Associates Division of Lason Systems, Inc. Before the acquisition, the Marketing Associates Division of Lason Systems, Inc. provided various marketing and related services to the Company and this continued following the acquisition. In 2021, the Company paid Marketing Associates, LLC approximately $64.2 million for marketing and related services provided in the ordinary course of business.
In April 2016, the Company approved an investment of up to $10 million in Fontinalis Capital Partners II, a venture capital fund that invests in next-generation mobility start-up entities. As of March 1, 2022, we have invested $9.9 million. Our investment has yielded several benefits, including: (i) increased early exposure to possible mobility investments; (ii) the ability to invest directly in an entity whether or not the investment fund invests in the entity; and (iii) increased exposure to venture capital mobility expertise. As of January 1, 2022, William Clay Ford, Jr. had a 7.6% interest and Lynn F. Alandt had a 4% interest in the investment fund.
During 2021, the Company employed the husband of Catherine O’Callaghan, Controller, as a Manager in our Customer Experience Team. He received 2021 compensation of approximately $420,743, consisting primarily of salary, bonus, and stock awards.
Pursuant to SEC filings, the Company was notified that as of December 31, 2021, State Street Corporation, and its affiliate State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and certain of its affiliates, owned approximately 8.06% of our common stock. During 2021, the Company paid State Street Corporation and its affiliates approximately $4.6 million in the ordinary course of business.
Pursuant to SEC filings, the Company was notified that as of December 31, 2021, BlackRock, Inc., 55 East 52nd Street, New York, NY 10022, and certain of its affiliates, owned approximately 6.9% of the Company’s common stock. During 2021, the Company paid BlackRock, Inc. approximately $7.9 million in the ordinary course of business.

Corporate Governance	2022 Proxy Statement	25

The following chart shows the process for identification and disclosure of related party transactions.
Stakeholder Engagement
Ford has a philosophy of direct, open, transparent, and frequent engagement with our stakeholders. Throughout each year, management meets with institutional investors to discuss various matters, including long-term strategy; financial and operating performance; risk management; environmental, social, and governance practices; and executive compensation programs. We also engage with retail investors. These meetings are informative and where appropriate, we incorporate stakeholder suggestions into our policy and strategic considerations, Proxy Statement, and communications strategy. While the COVID-19 pandemic continued to prevent face-to-face meetings throughout 2021, we heavily leveraged virtual events. Highlights from 2021 include:
▪
Met with shareholders representing 42% of our institutional equity investor base and fixed income investors holding approximately 25% of our unsecured debt outstanding, and with potential holders of our equity and debt

▪
Participated in 30 conferences and 11 virtual events

▪
Hosted our virtual Capital Markets Day in May, which attracted over 15,000 live views

▪
Held quarterly webcast earnings calls and post-earnings fireside chats

▪
Held our annual ESG non-deal roadshows

▪
Completed a broad range of phone calls, emails, and other industry events

Government Relations Activities
Ford believes that engagement with governmental officials and agencies plays a key role in shaping regulations and legislation that govern our business now and into the future. In keeping with our vision to be the world’s most trusted company, and in an effort to be transparent about the principles that govern our participation in the political process, in 2019, we began posting disclosures concerning our political and lobbying activities on our corporate website. Our annual U.S. Political Engagement Report is available at: www.corporate.ford.com.

26 Corporate Governance	2022 Proxy Statement

We encourage you to read the report to gain an understanding of our policies and processes regarding political and lobbying activity. Our disclosures include memberships that Ford holds in certain trade associations, any Section 527 and 501(c)(4), or ballot initiative, Ford Motor Company Civic Action Fund contributions, and our governance of such contributions. The site also contains various links to our federal disclosure reports. CPA-Zicklin, an independent index that rates corporate disclosures relative to political and lobbying activities, has rated our disclosure with an overall score of 94.1% for 2021 — placing Ford’s transparency efforts near the top of that index, and earning us a “Trendsetter” designation. We believe you will find the disclosure educational and informative.

Environmental, Social, and Governance
For Ford, the commitment to build a better world is as strong as ever. We apply our global reach and resources to have a positive impact, provide trusted mobility solutions, and drive human progress. For more than 20 years, we have detailed our performance and progress on sustainability and corporate responsibility in our annual Sustainability Report. Last year, we introduced our first Integrated Sustainability and Financial Report (http://sustainability.ford.com) to create a more complete picture of our progress for investors and shareholders. Some highlights in our 2022 Integrated Sustainability and Financial Report are:
Extended our Diversity, Equity, and Inclusion (“DEI”) Audit to seven major markets and embedded DEI into our corporate strategy and governance
Announced our commitment to having 50% Ford global EV product mix by 2030
Signed the RouteZero initiative, pledging to work toward 100% zero-emission cars and vans globally by 2040
Released our Sustainable Financing Framework and launched our inaugural Green Bond offering to fund clean transportation projects
Achieved CDP’s highest “A” rating for climate change for the third year in a row and water security for the seventh year in a row

Tied our corporate and supplemental credit facilities to sustainability-linked performance metrics, further aligning Ford’s financing actions with its commitment to operate a safe, sustainable, and successful business

Launched a pilot project in the Democratic Republic of Congo to help women build businesses in the cobalt and copper supply chains, while addressing the root causes of poverty and child labor
Recognized for our gender diversity through inclusion in the Bloomberg Gender Equality Index for the fourth consecutive year
Signed the UN’s Pledge for Elimination of Child Labor and issued industry first Human Rights Report
Integrated sustainability into our sourcing decisions by requiring universal supplier compliance with our Supplier Code of Conduct and Responsible Materials Sourcing Policy
Recognized by CDP as a Supplier Engagement Leader for the second year in a row due to our efforts to measure and reduce climate risk within our supply chain
Raised planned global investment in EVs, including battery production, to $50 billion from 2022 through 2026

Corporate Governance	2022 Proxy Statement	27

Proposal 1. Election of Directors
IDENTIFICATION OF DIRECTORS
The Charter of the Nominating and Governance Committee provides that the Committee conducts all necessary and appropriate inquiries into the background and qualifications of possible candidates as directors. The Committee identifies candidates through a variety of means, including search firms, recommendations from members of the Committee and the Board, including the Executive Chair and the President and CEO, and suggestions from Company management. The Committee has the sole authority to retain and terminate any search firm to be used to assist it in identifying and evaluating candidates to serve as directors of the Company. The Company on behalf of the Committee has paid fees to third-party firms to assist the Committee in the identification and evaluation of potential Board members.
Fourteen directors will stand for election at this year’s annual meeting. If elected, each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected. Anthony F. Earley, Jr., having reached our mandatory retirement age of 72, will not stand for re-election at the 2022 Annual Meeting.
Our newest director is John C. May. Mr. May was identified and proposed to the Nominating and Governance Committee by the Chair of the Audit Committee. Mr. May serves as chairman and CEO of Deere & Company. Upon recommendation of the Nominating and Governance Committee, the Board elected Mr. May on December 8, 2021, with his election effective on December 9, 2021.
The Ford family’s nearly 119 years of active involvement with and stewardship of the Company is continued on our Board through Executive Chair William Clay Ford, Jr., his daughter Alexandra Ford English, and her second cousin Henry Ford III.
We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.
QUALIFICATIONS CONSIDERED FOR NOMINEES
Because Ford is a large and complex company, the Nominating and Governance Committee considers numerous qualifications when considering candidates for the Board. In addition to the qualifications listed below, among the most important qualities directors should possess are the highest personal and professional ethical standards, integrity, and values. They should be committed to representing the long-term interests of all shareholders. Directors must also have practical wisdom and mature judgment. Directors must be objective and inquisitive. Ford recognizes the value of diversity of skills, experience, and demographic background. We endeavor to have a well-rounded Board with experience in areas that are relevant to the Company’s overall business, long-term strategy, risks, and global activities, including business, international operations, finance, manufacturing and product development, marketing and sales, government, technology, risk management, and sustainability. The biographies of the nominees show that, taken as a whole, the current slate of director nominees possesses these qualifications. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, including making themselves available for consultation outside of regularly scheduled Board meetings, and should be committed to serve on the Board for an extended period of time. Directors should also be prepared to offer their resignation in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities as directors of the Company, including a change in their principal job responsibilities.
Each of the nominees for director is now a member of the Board of Directors, which met 12 times during 2021. Each of the incumbent nominees for director attended at least 75% of the combined Board and committee meetings held during the periods served by such nominee in 2021. The nominees provided the following information about themselves as of the latest practical date. For each director nominee, we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee supports the Company’s strategy and thus, should serve as a director. The matrix below sets forth how each nominee’s unique qualifications and demographic background contribute to creating a well-rounded and effective Board.

28 PROPOSAL 1	2022 Proxy Statement

Director Skills and Diversity Matrix
Qualifications and Expertise	Relevance to Ford
Manufacturing	Relevant experience in the manufacturing industry provides valuable insight into our global manufacturing operations.
Current or Former CEO	The significant leadership experience that comes from a CEO role can provide insight on business operations, driving growth and shareholder value, and strengthening corporate culture.
Marketing	Effective marketing and communications are critical to building customer loyalty, deepening customer engagement, and expanding market share.
International	With operations in several countries, international experience helps us better understand opportunities and challenges across global markets.
Government	Experience in government and public policy is critical to our business, which operates in a highly regulated industry.
Finance	Our business involves complex financial transactions and reporting requirements.
Technology	Advanced technologies will be critical to delivering superior products and services to our customers.
Risk Management	The Board plays an important role in risk oversight.
Diversity	Diversity of skills, experience, race and ethnicity, and gender strengthens our competitive advantage and reflects the customers we serve.
Sustainability
Experience with environmental/climate change, talent and culture, and social responsibility initiatives enables us to address key shareholder concerns regarding sustainability and corporate responsibility.

Qualifications and Expertise	CASIANO	ENGLISH	FARLEY	FORD, H.	FORD, W.	HELMAN	HUNTSMAN	KENNARD	MAY	MOONEY	VOJVODICH RADAKOVICH	THORNTON	VEIHMEYER	WEINBERG
Manufacturing			■		■				■		■
Current or Former CEO			■		■		■		■	■		■	■	■
Marketing	■	■	■	■							■
International	■		■		■		■	■	■			■	■	■
Government							■	■		■
Finance	■		■		■	■	■	■	■	■	■	■	■	■
Technology		■	■		■	■		■	■		■
Risk Management	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Sustainability	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Racial/Ethnic Diversity
Black / African American								■
Hispanic	■
White		■	■	■	■	■	■		■	■	■	■	■	■
Gender Diversity
Female	■	■								■	■
Male			■	■	■	■	■	■	■			■	■	■
PROPOSAL 1	2022 Proxy Statement	29

Director Nominees
Kimberly A. Casiano
▪ Age: 64 ▪ Independent Director Since: 2003 Committees: Audit; Nominating and Governance; Sustainability, Innovation and Policy
Experience: Ms. Casiano has been the President of Kimberly Casiano & Associates since 2010. Her firm provides advisory services in marketing, recruiting, communications, advocacy, and diversity. From 1994 through 2009, Ms. Casiano served as President and Chief Operating Officer of Casiano Communications, Inc., a U.S. Hispanic media and direct marketing company. She joined the company in 1987 and held various management positions. Prior to that, Ms. Casiano was a consultant in the Caribbean and Latin America for the U.S. Agency for International Development (A.I.D.) of the U.S. Department of State, focusing on economic development, trade, and investment promotion programs. Ms. Casiano is a member of the founding Board of Directors of the Latino Corporate Directors Association, the global Alumni Board of Harvard Business School, and the Board of Advisors of Moffitt Cancer Center in Tampa.
Reasons for Nomination: Ms. Casiano has extensive domestic and international experience in marketing, sales, media, advertising, CRM, and direct marketing, particularly in U.S. Hispanic and Latin American markets. Ford benefits from Ms. Casiano’s global business and executive experience cultivated through years spent managing her own company. Ms. Casiano consistently provides Ford with valuable insight for our “where to play and how to win” analyses, enterprise risk management systems, and Environmental, Social & Governance (ESG) strategy.
Current Public Company Directorships: Mutual of America
Public Company Directorships Within the Past Five Years: Mead Johnson Nutrition Company
Alexandra Ford English
▪ Age: 34 ▪ Director Since: 2021 Committees: Sustainability, Innovation and Policy; Finance
Experience: Alexandra Ford English is Director of Global Brand Merchandising at Ford Motor Company, responsible for driving a growth strategy that leverages Ford’s storied brand, iconic vehicles, and motor sports success to create an expanded collection of lifestyle merchandise. Previously, Ms. English was Director of Corporate Strategy, responsible for the Company’s enterprise strategy, capital allocation strategic process, and connectivity, tech stack, and software strategies. Before joining the strategy team, Ms. English was the Director of Markets and Operations for Ford’s AV LLC, which is charged with developing and bringing to market driverless transportation services. Ms. English joined Ford’s autonomous vehicle team in 2017 and then became a founding member of the AV LLC when it was formed in July 2018. Ms. English brought her expertise in operating businesses to the autonomous vehicle team and was responsible for the successful deployment and operations of Ford’s autonomous vehicle business in Miami, Austin, and Washington, D.C. Previously, Ms. English was part of Ford Smart Mobility’s City Solutions team, responsible for working with cities to understand how mobility services could be successfully developed and deployed. Prior to joining Ford Motor Company, Ms. English ran merchandising divisions at Tory Burch in New York City and at Gap, Inc. in San Francisco. Ms. English previously served on the board of Rivian. She earned a bachelor’s degree from Stanford University and an MBA from Harvard Business School.
Reasons for Nomination: Ms. English’s merchandising and retailing experience enables her to provide valuable insights into successful brand management and building trusted relationships with our customers. Ms. English’s experience and leadership in corporate strategy also provide an important perspective to the Board during this period of transformation in the industry. Also, Ms. English’s knowledge of autonomous vehicle operations will allow her to offer valuable advice as the Company expands its mobility business. Additionally, Ford family members have a special interest in the continuing success of the Company and have always played an important role in the business. Ms. English’s participation on the Board ensures that tradition of family stewardship continues.

30 PROPOSAL 1	2022 Proxy Statement

James D. Farley, Jr.
▪ Age: 59 ▪ Director Since: 2020 ▪ Committees: N/A
Experience: Mr. Farley was elected President and Chief Executive Officer of Ford Motor Company effective October 1, 2020, and in March 2022 took on the additional role of President, Ford Model e. Mr. Farley previously served as Chief Operating Officer, overseeing all of Ford’s global markets and automotive operations including Product Development, Purchasing, Enterprise Product Line Management, Manufacturing & Labor Affairs, Marketing, Sales & Service, and Quality & New Model Launch. He also oversaw Mobility Partnerships and Ford Autonomous Vehicles LLC.
Mr. Farley has also served as President of New Businesses, Technology and Strategy, leading Ford’s strategic transformation into a higher growth, higher margin business by leveraging smart, connected vehicles and breakthrough customer experiences. As Ford’s Executive Vice President and President of Global Markets, Mr. Farley was responsible for overseeing Ford’s business units around the world, the Lincoln Motor Company, Global Marketing & Sales, and the strategy and business model development for electrified vehicles. From 2015 to 2017, Mr. Farley served as Executive Vice President and President, Ford Europe, Middle East and Africa. Mr. Farley has also served as Executive Vice President of Global Marketing, Sales & Service, and Group Vice President, Global Marketing and Canada, Mexico and South America. Before joining Ford in November 2007, Mr. Farley held various leadership positions at Toyota over a 17-year career. Mr. Farley also serves on the board of directors of the U.S. China Business Council, is a member of the Business Roundtable and the Michigan Executive Climate Advisory Group, and is a co-chair of the Coalition for Reimagined Mobility.
Reasons for Nomination: As CEO, Mr. Farley is focused on delivering value for customers by executing the Ford+ plan for growth, offering world-class electric and connected vehicles and strengthening customer relationships. Ford benefits from his broad experience across the business and deep knowledge of the auto industry. His successes in other areas of the business exhibit his ability to lead the Company and refocus on key growth areas like autonomous and electric technologies, as well as commercial vehicles.
Current Public Company Directorships: Harley-Davidson, Inc.
Henry Ford III
▪ Age: 41 ▪ Director Since: 2021 Committees: Sustainability, Innovation and Policy; Finance
Experience: Mr. Ford previously served as a Director of Investor Relations at Ford, responsible for developing and executing a global investor relations strategy. Prior to his Investor Relations role, Mr. Ford served as Associate Director of Ford’s Corporate Strategy skill team where he focused on the development of strategic framework deliverables and vehicle portfolio strategies. Prior to that, Mr. Ford was the Global Marketing Manager for Ford Performance where he launched the marketing and sales strategy for the Ford GT. Since joining the Company in 2006, Mr. Ford has held positions of increasing responsibility in labor relations, purchasing, marketing and sales, and corporate strategy. Mr. Ford serves on the advisory boards of Henry Ford College, Bridging Communities, Operation Hope, and Southwest Solutions. He serves on the Board of Trustees of The Henry Ford, Ford Foundation, Neighborhood Villages, and Ford Piquette Avenue Plant. Mr. Ford earned a bachelor’s degree from Dartmouth College and an MBA from Massachusetts Institute of Technology, Sloan School of Management.
Reasons for Nomination: Mr. Ford’s cross functional experience in labor relations, purchasing, marketing and sales, corporate strategy, and investor relations spanning his 15-year career with Ford provides him with a unique perspective and understanding of Company operations and customer viewpoints. The Board also benefits from Mr. Ford’s prior leadership experience on the Ford Investor Relations skill team as the Company continues its focus on value creation. Additionally, Ford family members have a special interest in the continuing success of the Company and have always played an important role in the business. Mr. Ford’s participation on the Board ensures that tradition of family stewardship continues.

PROPOSAL 1	2022 Proxy Statement	31

William Clay Ford, Jr.
▪ Age: 64 ▪ Director Since: 1988 Committees: Finance (Chair); Sustainability, Innovation and Policy
Experience: Mr. Ford has held a number of management positions within Ford, including Vice President — Commercial Truck Vehicle Center. Mr. Ford was Chair of the Finance Committee from 1995 until October 2001 and was elected Chair of the Board of Directors in January 1999. He served as Chief Executive Officer of the Company from October 2001 until September 2006 when he became Executive Chair. Mr. Ford is also Vice Chairman of the Detroit Lions, Inc., former Chairman of the Detroit Economic Club, and trustee of the Henry Ford Museum. He also is a member of the board of Business Leaders for Michigan.
Reasons for Nomination: Mr. Ford has served in a variety of key roles at Ford and understands the Company and its various stakeholders. His long-term perspective and lifelong commitment to the Company adds significant value to the Company’s stakeholder relationships. Mr. Ford, an early and influential advocate for sustainability at the Company, has long been recognized as a leader in advancing mobility, connectivity, and electrification in the automobile industry, which adds significant value to Board deliberations.
William W. Helman IV
▪ Age: 63 ▪ Independent Director Since: 2011 Committees: Finance; Nominating and Governance; Sustainability, Innovation and Policy (Chair)
Experience: Mr. Helman is a General Partner at Greylock Partners, a venture capital investment firm focused on early stage investments in technology, enterprise software, and consumer internet. He joined Greylock in 1984 and served as Managing Partner from 1999 to 2013. Mr. Helman is on the Board of Trustees of Vornado Realty Trust.
Reasons for Nomination: Mr. Helman’s experience with technology investments and social media marketing provides a unique and valued perspective as these issues are becoming increasingly important as the auto industry adopts new technologies, develops innovative solutions to personal mobility challenges, and adapts to new social media techniques. Mr. Helman’s expertise in investing in new innovations offers the Board valuable insight as Ford continues to invest in connectivity and mobility technologies in order to deliver innovative products our customers want and value.
Current Public Company Directorships: Vornado Realty Trust

32 PROPOSAL 1	2022 Proxy Statement

Jon M. Huntsman, Jr.
▪ Age: 62 ▪ Director Since: 2020 (also served 2012-2017) Committees: Sustainability, Innovation and Policy
Experience: Governor Huntsman currently serves as Ford’s Vice Chair, Policy, advising the Company’s President and CEO and Executive Chair on strategic policy choices during a period of profound industry change. Governor Huntsman served as the U.S. Ambassador to Russia from 2017 through 2019. He served as the Chairman of the Atlantic Council of the United States from 2014 until 2017 and Chairman of the Huntsman Cancer Foundation from 2012 until 2017. He has previously served as U.S. Ambassador to China and as Deputy U.S. Trade Representative. Governor Huntsman was twice elected Governor of Utah and served from 2005 to 2009. He began his public service career as a White House staff assistant to President Ronald Reagan and has since served appointments as Deputy Assistant Secretary of Commerce for Asia and U.S. Ambassador to Singapore. Governor Huntsman serves on the defense department’s policy advisory board, on the Nuclear Threat Initiative’s board of directors, as a trustee of the national committee on U.S.-China relations, and on the board of the Huntsman Foundation.
Reasons for Nomination: Governor Huntsman’s extensive global policy experience brings a well-informed and international perspective to Board deliberations. Governor Huntsman’s expertise is valuable as the Company plans to significantly increase its presence in Asia. In addition, Governor Huntsman’s extensive experience in government service provides the Board with important insight on government relations at the state, federal, and international levels.
Current Public Company Directorships: Chevron Corporation
Public Company Directorships Within the Past Five Years: Caterpillar, Inc., Hilton Worldwide Inc.
William E. Kennard
▪ Age: 65 ▪ Independent Director Since: 2015 Committees: Finance; Nominating and Governance (Chair); Sustainability, Innovation and Policy
Experience: Mr. Kennard is a co-founding partner of Astra Capital Management, a private equity firm. Mr. Kennard served as chairman of the U.S. Federal Communications Commission (FCC) from 1997 to 2001 and served as the FCC’s general counsel from 1993 to 1997. As U.S. Ambassador to the European Union from 2009 to 2013, he worked to eliminate regulatory barriers to commerce and to promote transatlantic trade, investment, and job creation. In addition to his public service, Mr. Kennard was a managing director of The Carlyle Group from 2001 to 2009 where he led investments in the telecommunications and media sectors. He also serves as a trustee of Yale University.
Reasons for Nomination: Mr. Kennard has extensive experience in the public policy, law, telecommunications, and private equity fields. In particular, he has shaped policy and pioneered initiatives to help technology benefit consumers worldwide. Mr. Kennard is regarded as a champion for consumers in the digital age, and we believe his expertise, unique perspective, risk management skills, and first-hand knowledge of the technological regulatory landscape help guide our strategy as we accelerate our innovative work in the areas of in-car connectivity and mobility solutions in a smart world.
Current Public Company Directorships: AT&T Inc. and MetLife, Inc.
Public Company Directorships Within the Past Five Years: Duke Energy Corporation

PROPOSAL 1	2022 Proxy Statement	33

John C. May
▪ Age: 53 ▪ Independent Director Since: 2021 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance
Experience: John C. May has been Chief Executive Officer of Deere & Company (“Deere”) since November 2019 and Chairman of Deere’s Board of Directors since May 2020. Mr. May is responsible for leading efforts to maximize financial and operational performance and ensure that Deere’s global customer base is provided with advanced products and services. Mr. May joined Deere in 1997 as Director, Business Planning and Development after five years as a management consultant at KPMG Peat Marwick. Prior to being appointed Chief Executive Officer of Deere in 2019, Mr. May served as an officer of Deere as Vice President, Agriculture & Turf Global Platform, Turf & Utility (2009-2012), President, Agricultural Solutions & Chief Information Officer (2012-2018), President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia (2018-2019)). Earlier roles included Managing Director of Deere’s China operations during a period of significant growth (2004-2007) and Director, Vehicles Marketing (2003-2004).
Reasons for Nomination: Mr. May’s leadership experience revolutionizing the agriculture and construction industries through the rapid introduction of connectivity and advanced technology is invaluable to the Board during this transformational time in the Company and the industry. Mr. May’s breadth of management experience and expertise in the areas of global operations, information technology, and manufacturing provide Ford with valuable insight into these key areas.
Current Public Company Directorships: Deere & Company
Beth E. Mooney
▪ Age: 67 ▪ Independent Director Since: 2019 Committees: Audit; Nominating and Governance
Experience: Ms. Mooney served as Chairman and Chief Executive Officer of KeyCorp from May 2011 until May 2020. She joined the company in April 2006 as Vice Chair of Key Community Bank, and in 2010 was elected to KeyCorp’s board of directors. Previously, Ms. Mooney was Senior Executive Vice President and Chief Financial Officer at Alabama-based AmSouth Bancorporation (now Regions Financial Corp.) and held senior positions at Bank One Corp., Citicorp Real Estate, Inc., Hall Financial Group, and Republic Bank of Texas/First Republic. Ms. Mooney is a member of the Board of Trustees of the Brookings Institute and The Conference Board, and a member of the Business Council. In addition, Ms. Mooney is the Chair of the Board of Directors of The Cleveland Clinic and a Trustee of the Board of the Musical Arts Association (The Cleveland Orchestra). She is Past Chair of the Greater Cleveland Partnership, one of the largest Chambers of Commerce in the nation.
Reasons for Nomination: Ms. Mooney has a wealth of experience and deep understanding of the financial industry. Her extensive banking and business experience bring a unique perspective that will enhance the Board during this transformational time in the Company and the industry. Additionally, Ms. Mooney’s extensive experience in risk management and executive matters will provide Ford with valuable insight into these key areas.
Current Public Company Directorships: Accenture plc and AT&T Inc.
Public Company Directorships Within the Past 5 Years: KeyCorp

34 PROPOSAL 1	2022 Proxy Statement

Lynn Vojvodich Radakovich
▪ Age: 54 ▪ Independent Director Since: 2017 Committees: Compensation, Talent and Culture; Nominating and Governance; Sustainability, Innovation and Policy
Experience: Ms. Vojvodich Radakovich is an advisor to start-up and growth-stage technology companies. Previously, Ms. Vojvodich Radakovich was Executive Vice President and Chief Marketing Officer of salesforce.com, Inc. (“Salesforce”) from September 2013 until February 2017. In this role, she led Salesforce’s branding and positioning, public relations, digital marketing, content marketing, marketing campaigns, and strategic events. Before joining Salesforce, Ms. Vojvodich Radakovich held marketing leadership roles at Microsoft and BEA Systems, and served as a partner with venture capital firm Andreessen Horowitz. She was the founder of Take3, a marketing strategy firm, and is a member of the Board of Figma, a collaborative design platform that helps teams around the world create software.
Reasons for Nomination: Ms. Vojvodich Radakovich has a wealth of expertise in marketing technology and innovation, market analysis, and the software industry. As Ford continues to transform itself into the world’s most trusted company, Ms. Vojvodich Radakovich provides valuable guidance regarding how the Company should market and position itself in its automotive and mobility businesses, including the use of digital strategies. Ms. Vojvodich Radakovich’s experience advising start-up and growth-stage technology businesses lends itself to the Company as it continues culture-shaping initiatives to attract talent and deliver a broader suite of mobility products and services.
Current Public Company Directorships: Booking Holdings Inc. and Dell Technologies
John L. Thornton
▪ Age: 68 ▪ Independent Director Since: 1996 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance
Experience: Mr. Thornton has served as Executive Chairman of Barrick Gold Corporation since April 2014. He also serves as Non-Executive Chairman of PineBridge Investments, a global asset manager. Mr. Thornton serves on the Board of SparkCognition, a leading industrial artificial intelligence company. He is a Professor, Director of the Global Leadership Program, and a Member of the Advisory Board of the Tsinghua University School of Economics and Management in Beijing. He is also Chairman Emeritus of the Brookings Institution in Washington, D.C. Mr. Thornton retired as President and Director of The Goldman Sachs Group, Inc. in 2003. Mr. Thornton also previously served as Chairman of Goldman Sachs Asia and as Co-Chief Executive of Goldman Sachs International, overseeing the firm’s business in Europe, the Middle East, and Africa. Mr. Thornton is Co-Chair of the Asia Society, and is also a trustee, advisory board member, or member of, the China Investment Corporation (CIC), King Abdullah University of Science and Technology, McKinsey Advisory Council, Schwarzman Scholars, and the African Leadership Academy. He is also Vice Chairman of the Morehouse College Board of Trustees.
Reasons for Nomination: Mr. Thornton has extensive international business and financial experience. Mr. Thornton brings valuable insight into emerging markets gained through his oversight of the presence of Goldman Sachs International on multiple continents. Mr. Thornton’s extensive experience in finance and business matters, both domestically and internationally, is critical to achieving our fitness goals of financing our long-term strategic plan, improving our balance sheet, and creating profitable growth. Mr. Thornton’s unique knowledge brings to the Board valuable insight in international business, especially in China, which has become one of the world’s most important automotive growth markets.
Current Public Company Directorships: Barrick Gold Corporation and AltC Acquisition Corp.

PROPOSAL 1	2022 Proxy Statement	35

John B. Veihmeyer
▪ Age: 66 ▪ Independent Director Since: 2017 Committees: Audit (Chair); Nominating and Governance
Experience: Mr. Veihmeyer served as Chairman of KPMG International from 2014 until his retirement after 40 years with KPMG in September 2017. Before becoming global chairman, Mr. Veihmeyer held numerous leadership roles at KPMG, including U.S. Chairman and Chief Executive Officer from 2010 to 2015, U.S. Deputy Chairman, managing partner of KPMG’s Washington, D.C. operations, and global head of Risk Management and Regulatory. Mr. Veihmeyer currently serves as a member of the executive committee of the Board of Trustees of the University of Notre Dame and as a director of the Ladies Professional Golf Association and Catholic Charities of Washington, D.C. Mr. Veihmeyer previously served as a Trustee of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board.
Reasons for Nomination: Mr. Veihmeyer has extensive experience in the accounting profession, both in the United States and internationally, as well as executive leadership experience as Chairman and Chief Executive Officer of KPMG. His experience leading KPMG, which has member firms in over 150 countries, has provided Mr. Veihmeyer with significant exposure to business operations in every region of the world. Mr. Veihmeyer also previously served on the board of Catalyst, Inc. and has been recognized for his leadership in diversity and inclusion. Mr. Veihmeyer’s financial expertise, executive leadership experience, risk management skills, and international exposure bring value to the Company’s Board at an unprecedented time of disruption in the automotive industry and in an increasingly complex regulatory environment.
Current Public Company Directorships: Zanite Acquisition Corp.
John S. Weinberg
▪ Age: 65 ▪ Independent Director Since: 2016 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance; Sustainability, Innovation and Policy
Experience: Mr. Weinberg is Evercore Inc.’s Chief Executive Officer and Chairman of the Board, a position he has held since February 2022. Mr. Weinberg had been serving as Evercore, Inc.’s Co-Chief Executive Officer and Co-Chairman of the Board of Directors since July 2020. He served as Chairman of the Board of Directors and Executive Chairman of Evercore Inc. beginning in November 2016. Previously, Mr. Weinberg served as Vice Chairman of the Goldman Sachs Group from June 2006 until October 2015. His career at Goldman Sachs spanned more than three decades, with the majority of his time spent in the investment banking division. Mr. Weinberg currently serves as a board member of New York-Presbyterian Hospital, the Cystic Fibrosis Foundation, and Middlebury College.
Reasons for Nomination: Mr. Weinberg has extensive experience in finance, banking, and capital markets, as well as a deep understanding of Ford, its history, and the needs of its business. During his time with Goldman Sachs, Mr. Weinberg served as a trusted advisor to Ford and other individual clients. As Ford transforms itself into the world’s most trusted company, making smart vehicles for a smart world, Mr. Weinberg’s financial and risk management expertise will aid the Company in addressing its cost structure, allocating capital, and financing its business plan.
Current Public Company Directorships: Evercore Inc.

36 PROPOSAL 1	2022 Proxy Statement

Director Compensation in 2021
(a)	(b)	(c)					(d)	(e)
Name	Fees Earned or Paid in Cash 1 ($)	Stock Awards 2 ($)	Employment and Consulting Compensation 3 ($)	Perquisites/ Evaluation Vehicles 4 ($)	Tax Reimbursement ($)	Life Insurance Premiums 5 ($)	All Other Compensation ($)	Total ($)
Kimberly A. Casiano	100,000	214,990	—	32,756	17,235	254	50,245	365,236
Anthony F. Earley, Jr.	175,000	214,990	—	13,972	10,668	254	24,894	414,884
Alexandra Ford English	—	—	565,724	3,235	2,741	—	571,701	571,701
Edsel B. Ford II	41,667	89,578	650,000	16,588	13,318	317	680,224	811,469
Henry Ford III	50,000	107,497	152,747	15,954	5,076	127	173,904	331,401
William W. Helman IV	120,000	214,990	—	715	—	—	715	335,705
Jon M. Huntsman, Jr.	41,667	89,578	3,756,556	15,235	6,626	106	3,778,523	3,909,768
William E. Kennard	120,000	214,990	—	42,897	15,934	254	59,085	394,075
John C. Lechleiter	41,667	89,578	—	10,493	11,979	106	22,578	153,822
John C. May	8,333	17,904	—	—	—	21	21	26,258
Beth E. Mooney	100,000	214,990	—	22,104	14,186	64	36,354	351,344
Lynn Vojvodich Radakovich	100,000	214,990	—	49,066	22,595	254	71,916	386,906
John L. Thornton	100,000	214,990	—	12,474	11,646	254	24,375	339,365
John B. Veihmeyer	130,000	214,990	—	39,848	21,505	254	61,607	406,597
John S. Weinberg	100,000	214,990	—	17,783	16,533	64	34,380	349,371

1
Fees. Effective as of January 1, 2017, the Board of Directors agreed that the following compensation will be paid to non-employee directors of the Company:

Annual Board membership fee	$315,000
Annual Lead Independent Director fee	$50,000
Annual Audit Committee chair fee	$30,000
Annual Compensation, Talent and Culture Committee chair fee	$25,000
Annual other Committee chair fees	$20,000
Directors who are also Company employees are not separately compensated for their service on the Board. Accordingly:
▪
The fees paid to Jon M. Huntsman, Jr. were pro-rated for the time he served as a non-employee director in 2021 (January-April) prior to his becoming Vice Chair, Policy of the Company in May 2021;

▪
The fees paid to Henry Ford III were pro-rated for the time he served as a non-employee director in 2021 (July-December), as he was a Company employee prior to such time; and

▪
Alexandra Ford English did not receive any fees for her service as a director in 2021 as she was a Company employee for the entirety of 2021.

The fees paid to Edsel B. Ford II and John C. Lechleiter were pro-rated for their time of service as directors in 2021 (through the 2021 Annual Meeting), and the fees paid to John C. May were pro-rated for his time of service as a director in 2021 (December 9-December 31).
As discussed in footnote 2 below, approximately 68% (“mandatory portion”) of the Annual Board membership fee is paid in RSUs, and in addition, certain directors choose to receive all or a portion of their fees in RSUs pursuant to the 2014 Plan in addition to the mandatory portion. Pursuant to SEC rules, the dollar value of any fees any director elected to receive in RSUs in excess of the fees mandatorily paid in RSUs pursuant to that plan is shown in the “Fees Earned or Paid in Cash” column.
2
2014 Plan. Effective January 1, 2014, the Board adopted the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company. The 2014 Plan was approved by shareholders at the 2014 Annual Meeting. The 2014 Plan is structured so that the mandatory portion of the Annual Board membership fee is paid in RSUs. The amounts shown in column (c) are the grant date values of the RSUs relating to the mandatory portion of fees paid under the 2014 Plan. Each Director also had the option of having some or all of his or her remaining fees paid in RSUs pursuant to the 2014 Plan. The RSUs vest immediately upon grant. Each Director had the option to choose when the RSUs settle into shares of Ford common stock as follows: (i) immediately on the grant date; (ii) the earlier of five years from the date of grant and separation from the Board; or (iii) at separation from the Board. The Board adopted the 2014 Plan because the RSUs settle in shares of common stock, thus further aligning the interests of directors and shareholders. Directors are not permitted to sell, hedge, or pledge the mandatory portion of the Annual Board fees until after separation from the Board, even if the RSUs settle into shares of common stock prior to separation from the Board. In light of the requirement that approximately 68% of annual director fees are paid in RSUs, and that directors may not dispose of such RSUs or shares of stock until after separation from the Board, there is no minimum share ownership requirement for members of the Board. If dividends are paid on common stock, Dividend Equivalents are paid in additional RSUs on RSU balances for those directors whose RSUs have not settled into shares of common stock. For any directors whose RSUs have settled into shares of common stock, they are required to reinvest dividends on such shares into additional shares of common stock until separation from the Board.

PROPOSAL 1	2022 Proxy Statement	37

3
The amount shown for Alexandra Ford English consists primarily of  $212,361 in salary, $141,075 in bonus for 2021 performance, and $205,400 in stock awards granted in connection with Alexandra Ford English’s roles as a Director of Corporate Strategy (until October 1, 2021) and Director, Global Brand Merchandising with the Company (beginning October 1, 2021).

The amount shown for Edsel B. Ford II reflects the fees he earned pursuant to a January 1999 consulting agreement between the Company and Mr. Ford. The consulting fee is payable quarterly in arrears in cash. Mr. Ford is available for consultation, representation, and other duties under the agreement. Additionally, the Company provides facilities (including office space) and an administrative assistant to Mr. Ford. This agreement will continue until either party ends it with 30 days’ notice.
The amount shown for Henry Ford III consists primarily of  $102,589 in salary and $49,980 in stock awards granted in connection with Henry Ford III’s role as a Director of Investor Relations with the Company until June 30, 2021. The stock awards were forfeited upon Mr. Ford’s departure from his position as Director of Investor Relations with the Company. Henry Ford III continues to serve as a director on the Board.
The amount shown for Jon M. Huntsman, Jr. consists primarily of  $666,667 in salary and $3,000,000 in stock awards granted in connection with Jon M. Huntsman, Jr.’s role as Vice Chair, Policy, of the Company beginning May 3, 2021. The key terms of Jon M. Huntsman Jr.’s compensation were approved by the Compensation, Talent and Culture Committee and are set forth in his employment agreement (see Exhibit 10-L to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021).
4
Perquisites and Evaluation Vehicle Program. All amounts shown in this column reflect: (i) the cost of evaluation vehicles provided to non-executive Directors; (ii) the cost of a charitable gift made by the Company on behalf of the Board divided equally among those directors who were members of the Board on December 31, 2021, and (iii) the cost of healthcare insurance premiums for the seven directors that have elected Company-provided healthcare insurance that is identical to healthcare insurance provided to employees, except that directors do not pay any portion of the premium. We calculate the aggregate incremental costs of providing the evaluation vehicles by estimating the lease fee of a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance. We provide non-executive directors with the use of up to two Company vehicles free of charge. Directors are expected to provide evaluations of the vehicles to the Company.

5
Life Insurance. The amounts shown in this column reflect life insurance premiums paid by the Company for each non-employee director. Ford provides non-employee directors with $200,000 of life insurance which ends when a director retires. A director can choose to reduce life insurance coverage to $50,000 and lower income imputation. Effective January 1, 2014, the non-employee director life insurance program was changed to allow former employees who become directors to participate in the program and keep the life insurance coverage provided to retired employees. The amounts shown for Jon M. Huntsman, Jr. and Henry Ford III are pro-rated for their respective times in service as non-employee directors in 2021.

Your Board’s recommendation: FOR Proposal 1
38 PROPOSAL 1	2022 Proxy Statement

Proposal 2. Ratification of Independent
Registered Public Accounting Firm
The Audit Committee of the Board of Directors selects and hires the independent registered public accounting firm. You must ratify the Audit Committee’s selection for 2022.
The Audit Committee selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to perform an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2022. PricewaterhouseCoopers is well qualified and has served as our independent registered public accounting firm since 1946. Representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement and answer appropriate questions.
Amounts paid by the Company to PricewaterhouseCoopers for audit and non-audit services rendered in 2021 and 2020 are disclosed in the table below.
Ford management will present the following resolution to the meeting:
“RESOLVED, That the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2022 is ratified.”

Your Board’s recommendation: FOR Proposal 2
Fees Paid to Independent Registered Public Accounting Firm
Annually, the Audit Committee pre-approves categories of services to be performed (rather than individual engagements) by PricewaterhouseCoopers. As part of this approval, an amount is established for each category of services (Audit, Audit-Related, Tax Services, and other services). In the event the pre-approved amounts prove to be insufficient, a request for incremental funding will be submitted to the Audit Committee for approval during the next regularly scheduled meeting. In addition, all new engagements greater than $250,000 will be presented in advance to the Audit Committee for approval. A regular report is prepared for each regular Audit Committee meeting outlining actual fees and expenses paid or committed against approved fees. The Audit Committee approved of all of the fees listed in the table below.

Fees Paid to PricewaterhouseCoopers	Year ended December 31, 2020 ($) (000)	Year ended December 31, 2021 ($) (000)
Audit Fees 1	37,400	37,100
Audit-Related Fees 2	4,000	4,400
Tax Fees 3	3,400	3,500
All Other Fees 4	0	300
TOTAL FEES	44,800	45,300

1
Consists of the audit of the financial statements included in the Company’s Annual Report on Form 10-K, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, attestation of the effectiveness of the Company’s internal controls over financial reporting, preparation of certain statutory audit reports, and providing comfort letters in connection with Ford Motor Company and Ford Motor Credit Company funding transactions.

2
Consists of support of funding transactions, due diligence for mergers, acquisitions, and divestitures, employee benefit plan audits, attestation services, internal control reviews, and assistance with interpretation of accounting standards.

3
Consists of assistance with tax compliance and the preparation of tax returns, tax consultation, planning, and implementation services, assistance in connection with tax audits, and tax advice related to mergers, acquisitions, and divestitures. Of the fees paid for tax services, we paid 40% and 38% for tax compliance related services in 2021 and 2020, respectively.

4
Consists of support in business and regulatory reviews and research analysis regarding new markets and strategies, advisory services related to insurance claims, and assessment of the Company’s cybersecurity programs, policies, procedures, practices, and overall strategy.

PROPOSAL 2	2022 Proxy Statement	39

Audit Committee Report
The Audit Committee is responsible for selecting, subject to shareholder approval, an independent registered public accounting firm to perform the Company's audits.
The Audit Committee is currently composed of three directors, all of whom meet the independence standards contained in the NYSE Listed Company rules, SEC rules, and Ford’s Corporate Governance Principles, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter may be found on the Company’s website, www.corporate.ford.com. The Audit Committee selects, subject to shareholder ratification, the Company’s independent registered public accounting firm.
Ford management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, PricewaterhouseCoopers, is responsible for performing independent audits of the Company’s consolidated financial statements and internal controls over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board of Directors on its findings. PricewaterhouseCoopers has served as the Company’s independent registered public accounting firm since 1946.
AUDITOR INDEPENDENCE
During the last year, the Audit Committee met and held discussions with management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Ford management and PricewaterhouseCoopers the audited financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit
Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee, as well as by SEC regulations. In conjunction with the mandated rotation of PricewaterhouseCoopers’s lead engagement partner, the Audit Committee and its chairperson are also directly involved in the selection of PricewaterhouseCoopers’s new lead engagement partner.
PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with PricewaterhouseCoopers such firm’s independence. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC.
The Audit Committee also considered whether the provision of other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.
Audit Committee
John B. Veihmeyer (Chair)	Beth E. Mooney
Kimberly A. Casiano

40 PROPOSAL 2	2022 Proxy Statement

Proposal 3. Approval of the Compensation of the Named Executives
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executives, as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934, as amended. At the 2017 Annual Meeting, our shareholders approved our proposal to provide you with this opportunity on an annual basis.
As described in detail in the “Compensation Discussion and Analysis,” our compensation programs are designed to focus our executives on enhancing the long-term value of the enterprise for the benefit of our stakeholders without encouraging excessive risk or unnecessary risk-taking behavior. We urge you to read the Compensation Discussion and Analysis on pp. 43-70 and the other related executive compensation disclosures so that you have an understanding of our executive compensation philosophy, policies, and practices.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executives, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation, Talent and Culture Committee (the “CTC Committee”).
Ford management will present the following resolution to the meeting:
“RESOLVED, That the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”

Your Board’s recommendation: FOR Proposal 3
Proposal 3	2022 Proxy Statement	41

CD&A Roadmap
*
See pages 75-78 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 for definitions and reconciliations to GAAP.

42 CD&A ROADMAP	2022 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)
CD&A Table of Contents

Executive Summary
Our Purpose: Our purpose is to help build a better world, where every person is free to move and pursue their dreams.
That purpose has set us apart as a company for nearly 119 years. That purpose has always and continues to revolutionize the way people connect with one another and the opportunities they can access. This purpose is evident in every part of our business, from the vehicles we create, to the services we provide, to the interactions we have with our customers, employees, and communities. It not only guides our vision of the future, but informs the steps we take to build it. And while our purpose hasn’t changed, in 2021, we set new goals and milestones for the continual betterment of our ever-changing world. And for the good of generations to come. Everyone imagines an ideal future — Ford is in business to help make it real.
DELIVERING ON OUR FORD+ PLAN
Our Ford+ plan for growth and value creation is about using disruptive technology and “always on” relationships to enrich experiences for customers and deepen their loyalty to Ford. In order to grow and create value for all stakeholders, we are adding to our significant foundational strengths with enhanced capabilities and expanded effectiveness and reach in connected EVs and services and, over time, autonomous vehicles and other mobility services. This includes our March 2022 announcement to form two distinct, but strategically interdependent, auto businesses — Ford Blue and Ford Model e, together with the Ford Pro commercial business — to unleash the full potential of the Ford+ plan by delighting customers, driving growth and value creation, and positioning Ford to outperform both legacy automakers and new EV competitors.
EXECUTIVE COMPENSATION	2022 Proxy Statement	43

Ford+

We must:

- Turn around automotive operations, compete like a challenger
- Treat customers like family
- Create must-have products and services
- Simplify everything
- Modernize everywhere
- Care for each other

We will:

- Capitalize on our strengths
- Disrupt ourselves
- Partner for experties and efficiency
- Lead the electrification revolution in areas of strength

Below are some of the strategic choices and achievements we’re making in areas of strength to drive and deliver on Ford+:
Ford Model e will deliver more than 2 million EVs annually by 2026 and design the next generation of breakthrough, industry-leading EVs and digital experiences*
In partnership with our philanthropic arm, Ford Motor Company Fund (“Ford Fund”), made $74.4 million in charitable contributions in 2021

Instituted several EV initiatives including, among others, a new F-Series truck plant in Tennessee and three BlueOval SK joint-venture battery plants in Kentucky and Tennessee — the latter raising Ford’s annual battery capacity in the United States to more than one million units

Restructurings in Europe, India, and South America are expected to help us deliver a sustainably profitable business and allocate our capital to grow and create value in key areas
43rd straight year as America’s best-selling commercial van line-up
Mustang Mach-E was the nation’s second best-selling fully electric SUV in 2021, behind Tesla’s Model Y, and named “Electric Vehicle of the Year” by Car and Driver magazine
Unveiled the F-150 Lightning – an electric version of the most popular vehicle in America – to unprecedented demand
Ford Fund donated more than $1.3 million to disaster relief efforts worldwide

Ford Blue will build out and optimize our internal combustion engine vehicle business by simplifying operations, lowering costs, improving quality, and leveraging connectivity innovations, while providing world-class hardware engineering and efficient manufacturing for all of Ford

Created Ford Pro Intelligence, a cloud-based platform powering digital services to support commercial customer fleets
F-Series was the best-selling truck for the 45th straight year and best-selling vehicle in America for the 40th year in a row
Launched Ford Pro, the new standalone commercial vehicle services and distribution business, adding seamless EV charging and energy management services with Ford’s acquisition of Electriphi
Posted best-ever sales for fully electric vehicles, second only to Tesla for 2021

Together with Ford Fund, fulfilled our commitment to donate 120 million facemasks to at-risk individuals and organizations in all 50 states, opened a community vaccine center in Romania, and distributed food and medical kits to thousands of families in South America

Through numerous literacy, mentoring, workforce development, and educational initiatives, Ford Fund created opportunities for hundreds of thousands of under-resourced individuals around the world

*
Please refer to Appendix II for a Cautionary Note on Forward-Looking Statements.

44 EXECUTIVE COMPENSATION	2022 Proxy Statement

SUMMARY OF 2021 EXECUTIVE COMPENSATION
The information below is a high-level summary of the key components of compensation paid to the Named Executives in 2021 and is not an exhaustive list of all compensation actions taken in 2021. The details of these and other compensation actions are set forth under the appropriate discussion headings throughout this CD&A.
Messrs. Farley, Lawler, and Ford were employed by the Company in their respective positions of President and Chief Executive Officer, Chief Financial Officer, and Executive Chair for the entirety of 2021. Messrs. Amend and Field joined the Company in their respective positions of Chief Digital and Information Officer and Chief Advanced Technology and Embedded Systems Officer in September 2021. In order to better reflect their respective roles in the Company’s transformation, their respective titles were updated to Chief Enterprise Technology Officer and Chief EV and Digital Systems Officer, Ford Model e, effective March 1, 2022. Please refer to “2021 Employment Agreements” under Named Executive Compensation on pages 57-58 for details of the compensation and benefits that the Company provided, or agreed to provide, to Messrs. Amend and Field pursuant to the terms of their respective employment agreements.
Element of Compensation	Highlights
Base Salary
▪
Mr. Lawler received a 2.9% merit salary increase, effective July 1, 2021.

▪
Base Salary for Messrs. Ford and Farley did not change.

▪
Base Salary for Messrs. Amend and Field was set for the first time in 2021 and pro-rated based on time in service in 2021.

Annual Cash Incentive Awards
▪
2021 Incentive Bonus Plan payouts for corporate officers, including the Named Executives, were calculated using a performance factor of 108%. Despite achieving a business performance result of 135% against established metrics, the factor was lowered to create parity with the bonus plan result for certain salaried employees in North America.

▪
2021 Incentive Bonus Plan payouts were pro-rated for time in service in 2021 for Messrs. Amend and Field.

▪
Performance metrics and weightings for the 2021 Incentive Bonus Plan were unchanged from the prior year, but the components contributing to the Quality metric were revised to emphasize our customers’ quality experience.

Long-Term Incentive Awards
▪
The total value of 2021 annual equity awards was increased by 10% for each officer, including the Named Executives who received 2021 annual equity awards, based on the Company’s accomplishments in reducing costs of materials (excluding raw materials) and increasing vehicle connectivity in 2020 as compared to 2019, in the face of the global COVID-19 pandemic.

▪
Messrs. Farley, Lawler, and Ford received annual equity awards comprised of 60% Performance Units and 40% Time-Based Units.

▪
Messrs. Amend and Field did not receive 2021 annual equity awards, but did receive signing equity awards as discussed below.

▪
2019-2021 Performance Units grant paid out with a performance result of 64%.

Signing Bonuses and Equity Awards
▪
Messrs. Amend and Field each received signing equity awards intended to offset certain compensation forfeited from their respective former employers when they joined Ford, as well as signing bonuses, as detailed in their respective employment agreements and described under “Named Executive Compensation — 2021 Employment Agreements” on pages 57-58.

EXECUTIVE COMPENSATION	2022 Proxy Statement	45

*
See pages 75-78 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 for definitions and reconciliations to GAAP.

Our key financial performance metrics for 2021 all improved compared to 2020. We measured our performance by Company Adjusted Free Cash Flow, Company Adjusted EBIT, Company Adjusted EBIT Margin, Adjusted Return on Invested Capital, and Company Revenue, as well as comparing our Total Shareholder Return (“TSR”) with that of our peer group. The graphic below shows our operational performance over the past several years. In 2021, in the face of ongoing challenges from semiconductor constraints and industry-wide supply chain disruption, we executed our Ford+ plan by strengthening our product portfolio and investing in opportunities fundamental to growth and value creation. We also strengthened our balance sheet by repurchasing and redeeming high-cost debt, de-leveraging our balance sheet and reducing our ongoing interest expense. Our strong balance sheet provides a solid foundation to continue to invest in our Ford+ priorities.
*
See pages 75 and 77 of Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 for definitions and reconciliations to GAAP.

**
The dividend was suspended beginning with the second quarter of 2020 and reinstated in the fourth quarter of 2021.

The Named Executive Compensation section of the CD&A (pp. 56-69) discusses our performance against metrics over the 2021 performance period for the Incentive Bonus Plan and the 2019-2021 performance period for the 2019 Performance Unit grant. Despite achieving a business performance result of 135% against established metrics, the 2021 Incentive Bonus Plan payouts for corporate officers, including the Named Executives, was calculated using a factor of 108% in order to create parity with the bonus plan result for certain salaried employees in North America. See 2021 Incentive Bonus Plan Performance Results on pp. 61-62. The 2019 Performance Unit grant paid out at its actual performance level of 64%. See 2019 Performance Unit Results on pp. 66-67.
46 EXECUTIVE COMPENSATION	2022 Proxy Statement

FORD TOTAL SHAREHOLDER RETURN PERFORMANCE
Our one-year TSR outperformed all other companies in our peer group during 2021, and the Company was also in the first quartile of our peer group over a three-year period. These improvements in TSR compared to our peer group demonstrate the strategic progress of the Ford+ plan and the Company’s commitment to deliver superior shareholder returns.
Our operating performance affects our TSR and we tie both to our incentive plan payouts. Our Performance Unit grants include financial metrics and relative TSR as factors. Our 2019 Performance Unit grants include a relative TSR metric with a 25% weighting. Thus, payouts under the 2019 Performance Unit grant, which occurred in March 2022, reflect actual relative TSR performance against our peer group as constituted in 2019. This links performance of our executives to shareholder interests, which is a key tenet of our pay-for-performance philosophy (please see 2019 Performance Unit Results on pp. 66-67 for a discussion of the 2019 Performance Unit payout).
As we shared in our 2020 Compensation Discussion and Analysis contained in our 2021 Proxy Statement (our “2020 CD&A”), in December 2019, the CTC Committee approved changes to the structure of our Performance Unit grants, beginning in 2020, intended to further incentivize executives to focus on strengthening our business for the long-term. These changes included replacing the relative TSR metric with a relative TSR modifier (please see Long-Term Incentive Awards beginning on p. 63 for a discussion of the 2021 and 2020 Performance Unit structure).
Shareholders have benefited from our results over the past several years. From 2012 through year-end 2021, we have returned approximately $22.0 billion to shareholders through dividends and share buybacks, despite suspending our regular quarterly dividend of  $0.15 per share beginning with the second quarter of 2020 due to the effects of the COVID-19 pandemic. In the fourth quarter of 2021, consistent with our focus on creating value for shareholders, we reinstated a regular quarterly dividend of  $0.10 per share.
In May 2021, we laid out our ambitious Ford+ plan for growth and value creation to set us up for success as we transition into an EV world. Throughout 2021, we optimized constrained production to protect customer orders, new launches, our electrification strategy, and our most popular vehicles to deliver Ford+. We will continue to invest aggressively to carry out the Ford+ plan.* This includes our March 2022 announcement to form two distinct, but strategically interdependent, auto businesses — Ford Blue and Ford Model e, together with the Ford Pro commercial business — to unleash the full potential of the Ford+ plan by delighting customers, driving growth and value creation, and positioning Ford to outperform both legacy automakers and new EV competitors.
*Please refer to Appendix II for a Cautionary Note on Forward-Looking Statements.

EXECUTIVE COMPENSATION	2022 Proxy Statement	47

COMPENSATION, TALENT AND CULTURE COMMITTEE
In May 2021, the Charter of the CTC Committee was amended to update the name of the CTC Committee from the “Compensation Committee” to the “Compensation, Talent and Culture Committee” in order to reflect the expansion of the CTC Committee’s responsibilities with respect to key people-related business strategies, including leadership succession planning, culture, diversity and inclusion, and talent development programs. See Board Meetings, Composition, and Committees on pp. 10-14 and Compensation, Talent and Culture Committee Operations on pp. 17-18.
COMPENSATION PHILOSOPHY AND STRATEGY
Our purpose is to help build a better world, where every person is free to move and pursue their dreams.
Our Global Compensation and Benefits Philosophy, Strategy, and Guiding Principles are the pillars that provide the foundation upon which compensation and benefits programs are developed at Ford. The Guiding Principles ensure our Philosophy and Strategy statements are applied consistently across the business for our salaried employees. Driving total shareholder return is inherent in each pillar. They work together — no one principle is more important than any other, and business judgment is used to balance them to ensure our compensation and benefit programs are effective in supporting our overall strategy.
The CTC Committee of the Board of Directors regularly reviews the Global Philosophy, Strategy, and Guiding Principles and adopts changes as necessary to reflect our overall strategic direction and reinforce that compensation practices are tied to our strategy and performance.
Global Compensation and Benefits Philosophy: Ford Motor Company is committed to helping build a better world, where every person is free to move and pursue their dreams. The Company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for and deepen the loyalty of those customers.
Attracting, retaining, and developing great talent is fundamental to achieving our Ford+ plan. A core principle of our talent management strategy is a longstanding commitment to equal opportunity in all aspects of employment, including the way Ford compensates its employees. This principle also helps provide a foundation for how we care for each other and create a culture of belonging at Ford.
Compensation and benefits programs are an important part of the Company’s employment relationship, which also includes challenging and rewarding work, growth and career development opportunities, and being part of a leading company with a diverse workforce and great products. Ford strives to have these features as part of its compensation and benefits:
Global Compensation and Benefits Strategy: Compensation will be used to attract, retain, and motivate employees and to reward the achievement of business results through the delivery of competitive pay and incentive programs. Benefits provide employees with income security and protection from catastrophic loss. The Company will develop affordable, competitive benefit programs that meet these objectives.

48 EXECUTIVE COMPENSATION	2022 Proxy Statement

GUIDING PRINCIPLES
▪
Pay Equity. Ford employee compensation in each market should be fair and equitable, irrespective of gender, race, or similar personal characteristics. This applies to all forms of pay, including base salary, incentives, bonuses, and other forms of compensation.

▪
Performance Orientation. Compensation programs should support and reinforce a pay-for-performance culture. They should motivate and reward employees for achieving desired business results. Benefit programs should provide income security and support/protect for catastrophic loss.

▪
Competitive Positioning. Competitive compensation and benefit programs are critical to attracting, motivating, and retaining a high performing workforce. We target the average competitive level of automotive and other leading companies within the national market, including large automotive, leading multinational, and other selected companies, as appropriate. Competitiveness will be measured based on program value to employees relative to the comparator group. When business conditions are such that our incentive programs do not provide competitive compensation on a longer-term basis, we will use short- and long-term retention programs to ensure the Company retains key employees who enable the Company to respond successfully to financial and operational challenges.

▪
Affordability. Compensation and benefits must be affordable to the Company over the medium- to long-term. To the extent possible, compensation and benefit programs will not fluctuate significantly based on short-term business conditions.

▪
Desired Behaviors. Compensation and benefit programs should support the Company’s business performance objectives and promote desired behaviors.

▪
Flexibility. Compensation, benefit, and other related programs should take into account workforce diversity and provide meaningful individual choice where appropriate.

▪
Consistency and Stability. It is a Company objective to provide consistent and stable programs globally (subject to legal, competitive, and cultural constraints), particularly for higher level positions. Compensation and benefit programs should have a high degree of consistency within countries (i.e., among various pay levels and employee groups) and should not fluctuate significantly year-over-year. Programs may vary when competitively driven.

▪
Delivery Efficiency. Compensation, benefit, and other related programs should be understandable and easy to administer while leveraging economies of scale and technology. They should be implemented in a consistent, equitable, and efficient manner. Programs will be delivered in a manner that is tax-effective to the Company and employees as far as practicable.

▪
Delivery Effectiveness. Clearly defined metrics should be developed for compensation, benefit, and other related programs that are aligned with corporate business performance metrics. Metrics are designed and utilized to measure and continually improve business results.

In keeping with the above, our total direct compensation for Named Executives, consisting of base salary, annual cash incentive, and long-term equity incentive, is heavily weighted towards performance. At least 80% of each Named Executive’s target opportunity is performance-based (with the exception of Mr. Amend whose performance-based compensation is slightly below that level), and a majority of our executives’ target compensation is contingent on meeting incentive plan metrics.

EXECUTIVE COMPENSATION	2022 Proxy Statement	49

ELEMENTS OF EXECUTIVE COMPENSATION
*
A Performance Unit is an award of the right to earn up to a certain number of shares of common stock, Restricted Stock Units, or cash, or a combination of cash and shares of common stock or Restricted Stock Units, based on performance against specified goals established by the CTC Committee under the Long-Term Incentive Plan. A Time-Based Unit represents the right to receive a share of common stock, or cash equivalent to the value of a share of common stock, when the restriction period ends, under the Long-Term Incentive Plan, as determined by the CTC Committee.

**
Stock options are granted as a form of long-term incentive award from time to time, as determined by the CTC Committee. No stock options were granted in 2021.

MANAGEMENT RECOMMENDATIONS
The CTC Committee considers recommendations from the Executive Chair, the President and CEO, and the Chief People and Employee Experiences Officer in developing compensation plans and evaluating individual performance of executive officers. The CTC Committee’s independent consultant also provides advice and analyses on the structure and level of executive compensation (see Compensation, Talent and Culture Committee Operations on pp. 17-18). Our senior leadership team established our corporate priorities and developed the 2021 business plan metrics, which were approved at the December 2020 Board meeting. Our Human Resources and Finance departments developed the incentive plan performance weightings, targets, and payout ranges in support of the business plan and presented the recommendations to the CTC Committee in December 2020, with final decisions on the design of our incentive plans and all major elements of compensation, as well as total compensation for each executive officer, made by the CTC Committee at meetings in February 2021.

PERFORMANCE-BASED INCENTIVE PLANS
The interests of our executives are closely aligned with those of our shareholders.
We tie our executive compensation to performance against defined metrics driven by our strategic objectives. The metrics used in our Incentive Bonus Plan and Performance Unit grants have undergone changes over the years to support our business strategies. As we continue to address core performance in response to the evolving business environment, and invest in a future that is increasingly driven by automation, electrification, and mobility services, the CTC Committee continually reviews the metrics used in our performance-based plans and adopts metrics consistent with our strategies on balance sheet strength and shareholder distributions (cash flow), returns and efficiency (company adjusted EBIT and company adjusted EBIT margin), growth (revenue), effectiveness of capital allocation (return on invested capital), and quality.
With those priorities in mind, in February 2021, the CTC Committee approved the metrics and weightings shown in the following table for the 2021 Incentive Bonus Plan and Performance Unit grants. The metrics and weightings used for the 2021 Incentive Bonus Plan and Performance Unit grants are unchanged from the prior year, but the equally weighted components contributing to the

50 EXECUTIVE COMPENSATION	2022 Proxy Statement

Incentive Bonus Plan’s Quality metric for 2021 were revised to emphasize our customers’ quality experience.
Exceptional product quality is critical to delivering on Ford+. There are many ways of measuring quality, and the CTC Committee’s aim is for customer experience to be increasingly reflected in the Incentive Bonus Plan’s Quality metric. For 2021, (i) Quality Net Promoter Score (QNPS) (a customer-centric metric to measure consumer advocacy for the product and brand after the first three months in service) replaced Customer Satisfaction, (ii) Repairs/1000 (repair rate of vehicles in their first three months of service) replaced Things Gone Wrong, and (iii) Lead Time (speed to resolve quality issues) replaced Warranty Spend. These new components focus the Quality metric on the customer’s experience and are intended to provide a more holistic view of quality. The CTC Committee will continue to evaluate the components of the Quality metric and monitor the performance of these metrics against critical Ford+ plan deliverables in order to ensure that appropriate Quality metric components are used each year. The CTC Committee expects the Quality metric to continue to evolve with an emphasis on customer experience as the Company delivers on Ford+.
As in 2020, the CTC Committee determined that Adjusted Free Cash Flow should be heavily weighted for both the 2021 Incentive Bonus Plan and the 2021 Performance Unit grants in order to emphasize the importance of cash flow to Company performance, funding the next generation of transportation solutions and fortressing the balance sheet to withstand unforeseen volatility like the global COVID-19 pandemic. Please refer to 2021 Incentive Bonus Plan Performance Results on pp. 61-62 for details on our performance against metrics and payouts under our Incentive Bonus Plan for 2021. Additionally, please refer to 2019 Performance Unit Results on pp. 66-67 for details on our performance against metrics and payouts for the 2019-2021 performance period.

Annual Incentive Bonus Weighting	Long-Term Performance Unit Weighting (60% of total LTI)	
Performance Period	1 Year	3 Years	
3-Year Relative TSR Modifier	-	+/- 25%	
Metric			
Company Adjusted Free Cash Flow	50%	50%	Measured in each of year 1 and 2*
Company Adjusted EBIT Margin	-	30%	
External Annual ROIC	-	20%	
Company Revenue	10%	-	
Company Adjusted EBIT	20%	-	
Quality	20% (R/1000=33%, QNPS=33%, Lead Time=33%)	-	
Total	**100%**	**100%**

*
The 2021 Performance Unit grants are measured through a mix of internal and external financial metrics over a three-year performance period. The performance factor for the awards will be determined after the three-year performance period is complete based on the level of performance against internal financial metrics and objectives established at the time of grant for the first two years of the performance period. An external relative TSR modifier over the entire three-year performance period modifies the final award by +/−25%. Please refer to Long-Term Incentive Awards beginning on p. 63 for a discussion of this structure.

COMPETITIVE SURVEY
Two competitive surveys are referred to in the CD&A — a December 2020 Survey that was used to inform 2021 compensation decisions and a December 2021 Survey that is used to compare the competitiveness of the Named Executives’ compensation throughout the CD&A. The reports were prepared by the Company and reviewed by the CTC Committee’s independent consultant and were based on information obtained from the Willis Towers Watson Executive Compensation Database.
December 2020 Survey — Input for Setting 2021 Named Executive Compensation. In December 2020, the CTC Committee reviewed a report analyzing Ford’s compensation programs for executives compared to our peer group companies.
The CTC Committee used the December 2020 Survey as an input for setting 2021 executive compensation. The report discussed how our executive compensation program compared with those of peer companies on base salary, annual bonus, long-term incentives, and total direct compensation. The survey group compensation data was collected during the second quarter of 2020 and, therefore, reflected any bonuses

EXECUTIVE COMPENSATION	2022 Proxy Statement	51

paid in early 2020 for 2019 performance, as well as equity grants made in early 2020.
The CTC Committee uses the following criteria to determine the companies included in the survey group:
▪
member of the Fortune 100;

▪
similar primary business to Ford and/or similar business model (e.g., engineering, manufacturing, sales, financial services, and numerous job matches);

▪
particular line of business comprises no more than 20% of the total peer group; and

▪
participates in the Willis Towers Watson survey process.

The above criteria ensure that the chosen executive compensation survey group will be representative of Ford’s market for talent. The CTC Committee reviews the criteria and survey group annually, and for the December 2020 Survey, Intel was replaced with Northrup Grumman due to Intel not participating in the Willis Towers Watson survey process in both 2019 and 2020. Coca-Cola and Caterpillar remained in the peer group but were not included in the analysis because they did not participate in the Willis Towers Watson survey process in 2020. Changes to the survey group are typically minimized in order to support year-over-year data stability and reliability. Our non-U.S. based automotive competitors, other than Fiat Chrysler (now part of Stellantis), do not participate in the Willis Towers Watson survey process. The survey group shown below was the survey group used in the December 2020 Survey that informed 2021 compensation decisions:
3M	General Electric
AT&T	General Motors
Boeing	Honeywell
Caterpillar*	IBM
Chevron	Johnson & Johnson
Cisco Systems	Microsoft
Coca-Cola*	Northrup Grumman
ConocoPhillips	PepsiCo
Dow Chemical	Pfizer
DuPont	Raytheon Technologies
ExxonMobil	Valero
Fiat Chrysler**	Verizon
General Dynamics

*
Not included in 2020 Survey analysis due to not participating in 2020 Willis Towers Watson survey process.

**
Now part of Stellantis.

While the CTC Committee used the December 2020 Survey data as a reference point, it was not the sole determining factor in executive compensation decisions in 2021. We generally seek to target total compensation opportunities at or above the survey group’s median total compensation. Consistent with our compensation Guiding Principles, we incorporate flexibility into our compensation programs to respond to, and adjust for, changes in the business/economic environment and individual accomplishments, performance, and circumstances.
December 2021 Survey — Compare Competitiveness of Named Executive Compensation. In December 2021, the CTC Committee reviewed an additional report analyzing Ford’s compensation programs for executives compared to our peer group companies. The December 2021 Survey is used throughout the CD&A when we discuss the competitiveness of the elements of the Named Executives’ targeted compensation compared to our survey group. This survey was reviewed in December 2021 and includes 2021 compensation data of the survey group (excluding the Pandemic Response Awards that were intended as part of our officers’ 2020 compensation — see Long-Term Incentive Awards — 2020 Pandemic Response Awards on p. 63).
The December 2021 Survey group was the same as the December 2020 Survey group. Caterpillar and Verizon did not participate in the survey in 2021, so their data is not included in the 2021 analysis, although they remain in the peer group.
The following Named Executives were included in our analysis of compensation comparisons to that of the survey group:
▪
James D. Farley, Jr.

▪
John T. Lawler

As in prior years, William Clay Ford, Jr. was excluded from the analysis because the survey database did not contain enough job-position-related matches for him.
Michael Amend and J. Doug Field were excluded from the analysis because they were not employed by the Company at the time data was collected for the December 2021 Survey.
The December 2021 Survey results indicate that the targeted total direct compensation was at the survey group’s median for Messrs. Farley and Lawler. An analysis of how each element of compensation compared to the survey data for 2021, as well as how the factors described above affected Named Executive compensation decisions during 2021, is included in the discussion of each compensation element.

52 EXECUTIVE COMPENSATION	2022 Proxy Statement

INTERNAL PAY EQUITY
Periodically, the CTC Committee reviews the amount of all components of compensation of our executive officers. This review includes data on salary, annual bonuses, and equity-based awards, as well as qualitative and quantitative data on perquisites. The CTC Committee also considers relative pay considerations within the officer group and data covering individual performance. The CTC Committee uses this analysis to assist it in ensuring internal equity among the officer group.
TAX CONSIDERATIONS
Internal Revenue Code § 162(m). The Tax Cuts and Jobs Act eliminated the deductibility exemption for performance-based compensation under Internal Revenue Code Section 162(m) for taxable years beginning after December 31, 2017. As a result, all compensation in excess of  $1 million paid to the Chief Executive Officer, the Chief Financial Officer, and the next three highest paid officers whose compensation is required to be reported in the Summary Compensation Table of the proxy statement for 2018 and beyond (“Covered Executives”) will not be deductible. Once an individual becomes a Covered Executive for a tax year, that individual will remain a Covered Executive for all subsequent tax years, including tax years after the individual’s death.
Internal Revenue Code § 409A. Internal Revenue Code Section 409A provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee’s income when vested, unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. All our supplemental retirement plans, severance arrangements, other nonqualified deferred compensation plans, as well as the Incentive Bonus Plan and our Long-Term Incentive Plans, are intended to meet these requirements. As a result, employees are expected to be taxed when the deferred compensation is actually paid to them.

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:
WE DO
Perform annual say-on-pay advisory vote for shareholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with shareholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback provisions in our incentive grants (see Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17)
Maintain robust stock ownership goals for Named Executives
Prohibit officers from hedging their exposure to Ford common stock and limit officers’ pledging of Ford common stock (see Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17)
Condition grants of long-term incentive awards on non-compete and non-disclosure restrictions
Mitigate undue risk taking in compensation programs
Retain a fully independent external compensation consultant whose independence is reviewed annually by the CTC Committee (see Compensation, Talent and Culture Committee Operations on pp. 17-18)
Include a double-trigger change in control provision for equity grants

EXECUTIVE COMPENSATION	2022 Proxy Statement	53

WE DO NOT
Provide evergreen employment contracts

Maintain individual change in control agreements for Named Executives (other than the provisions included in the employment agreements for Messrs. Farley and Amend discussed in footnotes 7 and 8 on pp. 82-83)

Reprice options
Allow officers to hedge their exposure to Ford common stock
Pay out dividend equivalents on equity awards during vesting periods or performance periods

ANNUAL COMPENSATION RISK ASSESSMENT
We reviewed and discussed the findings of a risk assessment of these and other compensation policies and practices with the CTC Committee, which also reviewed and discussed the findings with the CTC Committee’s independent consultant, and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our strategic objectives and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company (see Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17). Consequently, we did not make any significant changes to our executive compensation practices for 2021 as a result of our compensation risk assessment.
TIMING OF EQUITY AWARDS
Annual grants of equity awards are typically determined at February and/or March CTC Committee meetings with an effective grant date in March (in order to allow enough time for preparation of notification materials). At that time, data for previous performance periods are available to determine the size of the final awards. The CTC Committee also decides the effective date of the final awards, and the annual equity-based grants of Time-Based Units, Performance Units, and stock options, if any. This timing allows for the grants to be effective after the release of earnings information for the prior fiscal year when the public is aware of the information and the information is reflected in the stock price used to value the awards.
Under the terms of the Long-Term Incentive Plan, the exercise price of options, if any, will be the closing price of our common stock on the date of grant. If a stock option grant date would occur during a trading blackout period, the stock option grant will be effective the day after the blackout period expires. No options were granted in 2021.
The CTC Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers do not play a role in the selection of grant dates. Special grants, whether approved by the CTC Committee for executive officers or pursuant to authority delegated by the CTC Committee for grants to employees other than executive officers, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date or a quarterly grant date) or the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the CTC Committee member approvals have been obtained.
From time to time, special circumstances may cause the CTC Committee to grant annual equity awards outside of the annual February or March timeline. In such circumstances, the CTC Committee continues to adhere to its practices of not timing equity grants to take advantage of material non-public information or affect the value of compensation either positively or negatively.

54 EXECUTIVE COMPENSATION	2022 Proxy Statement

COMPENSATION PLANNING CYCLE

May-July

- Review media and proxy advisory firm analysis of current Proxy Statement
- Review Say-on-Pay results with CTC Committee
- Review year-to-date incentive plan performance results with CTC Committee
- Conduct mid-year executive performance reviews
- Review People Key Performance Indicator dashboard

August-October

- Management discusses executive compensation and Say-on-Pay results with institutional investors
- Review year-to-date incentive plan performance results with CTC Committee
- Review executive perquisite policy
- Review People Key Performance Indicator dashboard

REVIEW
ENGAGE
EVALUATE
APPROVE
Compensation Planning Cycle

February-April

- Review year-to-date incentive plan performance results with CTC Committee
- Approve incentive compensation payouts for previous year and approve incentive compensation grant dates, and any changes to compensation plans and executive targets for the Incentive Bonus Plan and Performance Unit grants for the current year
- Review proxy materials for current year, approve CD&A for incorporation by reference into the Annual Report on Form 10-K, and approve current year proxy materials
- Review CTC Committee Charter
- Review People Key Performance Indicator dashboard

November-January

- Review investor comments, competitive survey results, and preliminary compensation plans for the following year
- Approve dollar value allocation of long-term equity grants for the following year
- Review Company's year-to-date incentive plan performance results with CTC Committee
- Review compensation programs and policies risk assessment
- Review incentive plan metrics for upcoming performance-period
- Review People Key Performance Indicator dashboard
- Conduct executive year-end performance reviews

STOCK OWNERSHIP GOALS
The CTC Committee imposes stock ownership goals for executives at and above the Vice President level to further align the interests of executives with those of shareholders. Each executive has five years from taking his or her position to achieve the relevant officer level goal. Additionally, in 2021, the CTC Committee adopted a stock ownership retention requirement, which became effective January 1, 2022. Pursuant to this retention requirement, executives cannot sell or otherwise dispose of any stock at any time, including during the first five years after taking their respective position, if doing so would cause their ownership to fall below their applicable ownership requirement. The following table shows the Named Executives and their respective ownership goals. We review progress toward achievement of the ownership goals periodically. All forms of stock ownership — including directly and indirectly owned shares of common stock, Time-Based Units, and units that are based on common stock (excluding stock options and unearned Performance Units) — count toward the goal. At December 31, 2021, all Named Executives were in compliance with the stock ownership goals.
Officer Level	Ownership Goal
Executive Chair	6X Salary
President & CEO	6X Salary
Chief Financial Officer	3X Salary
Chief Enterprise Technology Officer	2X Salary
Chief EV and Digital Systems Officer, Ford Model e	1X Salary

EXECUTIVE COMPENSATION	2022 Proxy Statement	55

2021 NAMED EXECUTIVES

James D. Farley, Jr.	John T. Lawler	William Clay Ford, Jr.	Michael Amend	J. Doug Field
President and Chief Executive Officer	Chief Financial Officer	Executive Chair	Chief Enterprise Technology Officer	Chief EV and Digital Systems Officer, Ford Model e
2021 COMPENSATION HIGHLIGHTS
The discussion below includes compensation highlights for 2021 and is not an exhaustive list of all compensation actions taken in 2021. The details of these and other 2021 compensation actions are set forth under the appropriate discussion headings throughout the CD&A.
Annual Base Salary
Fixed base level of compensation.
▪
Mr. Lawler received a base salary increase of 2.9%, effective July 1, 2021.

▪
Base salaries for Messrs. Farley and Ford were the same as in 2020.

▪
Base Salaries for Messrs. Amend and Field were set for the first time in 2021 and pro-rated based on time in service in 2021.

Annual Cash Incentive Awards
Cash incentive to drive near-term performance with variable payout opportunities based on annual performance against financial and quality metrics.
▪
Despite achieving a business performance result of 135% against established metrics, the 2021 Incentive Bonus Plan payouts for corporate officers, including the Named Executives, was calculated using a factor of 108% in order to create parity with the bonus plan result for certain salaried employees in North America. The 2021 Incentive Bonus Plan awards for Messrs. Amend and Field were pro-rated for their 2021 service.

▪
The performance metrics and weightings for the 2021 Incentive Bonus Plan were unchanged from the prior year, but the components contributing to the 2021 Quality metric were revised to emphasize our customers’ quality experience.

Long-Term Incentive Awards
Long-term equity incentives in the form of Performance Units with a three-year performance period and Time-Based Units, generally with a three-year vesting schedule.
▪
Messrs. Farley, Lawler, and Ford received annual equity awards in March 2021 consisting of 60% Performance Units and 40% Time-Based Units.

▪
Annual equity award amounts for officers, including Messrs. Farley, Lawler, and Ford, were increased by 10% based on the Company’s accomplishments in reducing costs of materials (excluding raw materials) and increasing vehicle connectivity in 2020 as compared to 2019, in the face of the global COVID-19 pandemic.

▪
The final 2019-2021 Performance Units grant was calculated at its performance result of 64%.

New Officers — Michael Amend and J. Doug Field
The Company entered into employment agreements with Michael Amend and J. Doug Field pursuant to which the Company agreed to provide Messrs. Amend and Field with certain compensation and benefits.
▪
Mr. Amend joined Ford as Chief Digital and Information Officer effective September 13, 2021. Effective March 1, 2022, his title was updated to Chief Enterprise Technology Officer to better reflect his role in the Company’s transformation.

▪
Mr. Field joined Ford as Chief Advanced Technology and Embedded Systems Officer effective September 7, 2021. Effective March 1, 2022, his title was updated to Chief EV and Digital Systems Officer, Ford Model e to better reflect his role in the Company’s transformation.

▪
Messrs. Amend and Field received signing bonuses as a one-time cash incentive to attract top talent and, in Mr. Amend’s case, offset certain compensation forfeited from his former employer when he joined Ford.

56 EXECUTIVE COMPENSATION	2022 Proxy Statement

▪
Messrs. Amend and Field received equity awards intended to offset certain compensation forfeited from their respective former employers when they joined Ford and provide an inducement to join Ford; they did not receive 2021 annual equity awards.

▪
Base salaries and annual cash incentive awards for Messrs. Amend and Field were pro-rated for their time in service in 2021.

▪
See 2021 Employment Agreements on pp. 57-58 and Exhibits 10-M and 10-N to our Annual Report on Form 10-K for the year ended December 31, 2021 for additional information regarding the employment agreements with Messrs. Amend and Field.

2021 EMPLOYMENT AGREEMENTS
Michael Amend Employment Agreement
Mr. Amend joined Ford as Chief Digital and Information Officer on September 13, 2021. Effective March 1, 2022, his title was updated to Chief Enterprise Technology Officer to better reflect his role in the Company’s transformation. Mr. Amend and the Company entered into an employment agreement, dated August 16, 2021, pursuant to which the Company agreed to provide Mr. Amend with the compensation described below (see Exhibit 10-M to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021). The CTC Committee believes the compensation and benefit arrangements provided to Mr. Amend are appropriate to attract an executive of his background and experience and to assume his position at a company with the size and stature of Ford. Mr. Amend brings a multi-industry record of growth and value creation to his position and is leading a team that is expected to help translate customer needs into software solutions that engage and create value for the Company and its customers and other stakeholders.
Element of Compensation	Highlights
Base Salary	▪ $750,000 (pro-rated for time in service in 2021).
Signing Bonus	▪ $800,000, awarded, in part, to recognize and offset certain compensation forfeited from his former employer when he joined Ford.
Annual Cash Incentive Awards	▪ A 2021 Incentive Bonus Plan target of $608,000, pro-rated for time in service in 2021.
Long-Term Incentive Awards	▪ No 2021 annual equity award. Eligibility to participate in the Company’s annual equity award program beginning in 2022 with an award planning value of $2,200,000.
Signing Equity Award
▪
A signing equity award, granted on November 15, 2021, with a grant date value of  $11,500,000, in the form of Time-Based Units vesting 33% immediately upon grant, 33% one year from the grant date, and the remaining 34% two years from the grant date. This signing equity award was designed to recognize and offset certain compensation Mr. Amend forfeited from his former employer when he joined the Company and provide an inducement to join the Company.

Severance Arrangements
▪
Severance arrangements consisting of one year of base salary plus annual bonus target if, during the first two years of his employment with the Company, his employment is terminated by the Company for reasons other than “for cause” or there is a change in control of the Company accompanied by his resignation for “good reason”. These severance arrangements are contingent upon Mr. Amend agreeing to a two-year non-compete provision and delivering an acceptable waiver and release. (See Exhibit 10-M to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021 and footnote 8 to the Potential Payments Upon Termination or Change in Control Table on p. 83.)

EXECUTIVE COMPENSATION	2022 Proxy Statement	57

J. Doug Field Employment Agreement
Mr. Field joined Ford as Chief Advanced Technology and Embedded Systems Officer on September 7, 2021. Effective March 1, 2022, his title was updated to Chief EV and Digital Systems Officer, Ford Model e to better reflect his role in the Company’s transformation. Mr. Field and the Company entered into an employment agreement, dated August 26, 2021, pursuant to which the Company agreed to provide him with the compensation described below (see Exhibit 10-N to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021). The CTC Committee believes the compensation and benefit arrangements provided to Mr. Field are appropriate to attract an executive of his background and experience and to assume his position at a company with the size and stature of Ford. Taking into consideration the Company’s desire to attract top talent from all business sectors, including from high-tech companies that generally utilize a higher mix of equity compensation, and the nature of Mr. Field’s position and background, the CTC Committee determined that it was appropriate to set Mr. Field’s 2022 target compensation mix with a higher percentage of Long-Term Incentive Award opportunity, and corresponding higher percentage of pay at risk, than is used for most officers, including the other Named Executives. Mr. Field’s track record of innovation and expertise with embedded systems and electric vehicles is expected to help the Company accelerate the development and implementation of the Company’s Blue Oval Intelligence tech stack for Ford, Lincoln, and Ford Pro products to create intuitive, always-on experiences for customers.
Element of Compensation	Highlights
Base Salary	▪ $500,000 (pro-rated for time in service in 2021).
Signing Bonus	▪ $500,000.
Annual Cash Incentive Awards	▪ A 2021 Incentive Bonus Plan target of $338,000, pro-rated for time in service in 2021.
Long-Term Incentive Awards	▪ No 2021 annual equity award. Eligibility to participate in the Company’s annual equity award program beginning in 2022 with an award planning value of $8,000,000.
Signing Equity Awards
▪
Signing equity awards, with the grant dates specified below, in the form of Time-Based Units vesting 33% immediately upon grant, 33% one year from the grant date, and the remaining 34% two years from the grant date, with the number of Time-Based Units for each award to be determined by dividing the award amount specified below by the fair market value (closing price) of Ford common stock on the grant date for the 2021 Award (as defined below):

▪
$10,000,000 on or near November 15, 2021 (the “2021 Award”),

▪
$8,000,000 on or near November 15, 2022 (the “2022 Award”),

▪
$6,000,000 on or near November 15, 2023 (the “2023 Award”), and

▪
$6,000,000 on or near November 15, 2024 (the “2024 Award”),

in each case, provided that Mr. Field is actively employed by the Company on the date of grant.
The 2021 Award was granted on November 15, 2021 with a grant date value of approximately $10,000,000. The fair market value of Ford common stock on November 15, 2021 was $19.86. As such, the total number of Time-Based Units for the 2022 Award, the 2023 Award, and the 2024 Award will be 402,819, 302,114, and 302,114 (each, a “Time-Based Unit Amount”), respectively, and the grant date value for each such award will be the product of the applicable Time-Based Unit Amount multiplied by the fair market value of Ford common stock on the applicable grant date.
These signing equity awards were designed to recognize and offset certain compensation that Mr. Field forfeited from his former employer when he joined the Company and provide an inducement to join the Company.

58 EXECUTIVE COMPENSATION	2022 Proxy Statement

EXECUTIVE OFFICER TARGET OPPORTUNITY MIX
To achieve our objectives and to support our business strategy, compensation paid to our executives is structured to ensure that there is an appropriate balance among the various forms of compensation. The CTC Committee attempts to strike appropriate balances by analyzing the competitive market for executive talent, our business results and forecasts, and our key strategic goals for the year.
The following comparisons, derived from the December 2021 Survey, show the target opportunity mix among our executive officer group (which, for the 2021 Survey submission, includes Messrs. Farley and Lawler, as well as other Company officers) compared to the balances achieved by the survey group. As the comparisons indicate, the Company’s overall allocation is in line with the comparator group’s median.

Executive Officer Target Opportunity Mix
BASE SALARY
When setting base salaries or considering increases to base salaries, the CTC Committee considers the following factors:
▪
the individual’s job duties, performance, and achievements;

▪
similar positions of responsibility within the Company (internal pay equity);

▪
job tenure, time since last salary increase, retention concerns, and critical skills; and

▪
level of pay relative to comparable positions at companies in the survey group.

In setting Mr. Field’s base salary, the CTC Committee also considered the nature of Mr. Field’s position and background and the Company’s desire to attract top talent from all business sectors, including from high-tech companies that generally utilize a higher mix of equity compensation.
The CTC Committee reviews salaries of the Named Executives annually and at the time of a promotion or other major change in responsibilities.
We believe that paying base salaries at or above the competitive survey is appropriate to retain executives throughout the business cycle.
The CTC Committee decided that granting merit salary increases to officers in 2021 would recognize the Company’s progress in delivering on the Ford+ plan. Consequently, the CTC Committee decided to provide a 2.9% merit salary increase, effective July 1, 2021, for Mr. Lawler, generally consistent with the average merit salary increases for other officers. Messrs. Farley and Ford did not receive increases in base salary during 2021. The CTC Committee considered that Mr. Farley received a salary increase in October 2020 when he assumed the role of President and CEO, as set forth in the employment agreement, dated August 3, 2020, between the Company and Mr. Farley (see Exhibit 10-O

EXECUTIVE COMPENSATION	2022 Proxy Statement	59

to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021). For Mr. Ford, the CTC Committee took into consideration the CTC Committee’s and Mr. Ford’s desire for Mr. Ford’s base salary to remain stable over the past several years.
The December 2021 Survey results indicated that base salaries for Messrs. Farley and Lawler were at median. Mr. Ford was not included in the December 2021 Survey due to no comparable information being available for his position. Messrs. Amend and Field were not included in the December 2021 Survey because they were not employed by the Company at the time data was collected for the survey.
ANNUAL CASH INCENTIVE AWARDS
As noted in Performance-Based Incentive Plans on pp. 50-51, the CTC Committee applies corporate metrics for our Incentive Bonus Plan. The corporate metrics and weightings incentivize our executives to work together as a team to advance our strategic objectives and enhance TSR. In addition, corporate metrics in a global enterprise recognize the regional trade-offs that are frequently required to ensure overall corporate success on Company Adjusted Free Cash Flow, Company Adjusted EBIT, and Company Revenue. While the CTC Committee generally established corporate metrics, the Quality metric was based on the weighted average of individual market and Business Unit objectives.
In February 2021, the CTC Committee set a formula that was based on the metrics set forth in the chart to the right for the Named Executives. The metrics and weightings used for the 2021 Incentive Bonus Plan and Performance Unit grants are unchanged from the prior year, but the equally weighted components contributing to the Quality metric for 2021 were revised to emphasize our customers’ quality experience. Please see Performance-Based Incentive Plans on pp. 50-51 for a discussion of the CTC Committee’s considerations related to the adjustments to components of the Quality metric and the weighting of the Company Adjusted Free Cash Flow metric.
The Named Executives and their respective Incentive Bonus targets for the 2021 performance period were as follows:
Name	Target as % of Salary at December 31, 2021
James D. Farley, Jr.	200%
John T. Lawler	125%
William Clay Ford, Jr.	59%
Michael Amend*	90%
J. Doug Field*	75%

*
Final 2021 target dollar amount was pro-rated for time in service in 2021 for Messrs. Amend and Field.

The CTC Committee established targets for executive officers based on the individual’s level of responsibility, competitive compensation data, internal pay equity considerations, and past target amounts, as well as the need for flexibility to motivate and reward exceptional performance. The bonus targets for Messrs. Farley and Lawler were above the survey group’s median. No comparable information was available for Mr. Ford. Messrs. Amend and Field were not employed by the Company at the time data was collected for the survey. The CTC Committee chose to maintain Mr. Ford’s Incentive Bonus target at $1 million, roughly 59% of his current salary. The CTC Committee believes this arrangement is more appropriate for the position of Executive Chair than a specific percentage of salary target and focuses his efforts on long-term objectives.

60 EXECUTIVE COMPENSATION	2022 Proxy Statement

2021 Incentive Bonus Plan Performance Results
The amount earned under the Incentive Bonus Plan is determined pursuant to a pre-established sliding scale, based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The scaling is based on a statistical methodology that considers historical performance-to-objective for each of the metrics. The CTC Committee believes that a scale which allows a maximum award of 200% of target incentivizes executives to exceed business objectives.
The final cash award paid to each Named Executive is also subject to adjustment based on individual performance toward key performance indicators and objectives. The CTC Committee determined that the individual performance weighting for each of the Named Executives in 2021 was 100%, except that the individual performance weighting for Mr. Lawler was 160% due to his exceptional performance in 2021.
The CTC Committee determined that an individual performance weighting of 160% was warranted for Mr. Lawler because he did an exceptional job in his role as Chief Financial Officer in 2021 despite very significant financial headwinds caused by the continuing effects of the COVID-19 pandemic and global supply chain issues, which significantly impacted our vehicle volume production. Specifically, the financial performance of the Company was above plan despite production losses due to the semiconductor supply shortage, the dividend was reinstated in the fourth quarter of 2021, and significant efforts were made to strengthen the balance sheet by repurchasing and redeeming $7.6 billion of high-cost debt, deleveraging the balance sheet and significantly reducing our ongoing interest expense.
The 2021 Incentive Bonus Plan Results table indicates an overall achievement (business performance factor) of 135% for the 2021 performance period. We exceeded the targets for Company Adjusted EBIT, Company Adjusted Free Cash Flow, and Quality, while we underperformed on the Company Revenue metric. Despite the 135% performance results, the CTC Committee exercised its discretion to reduce the amount of final awards and approved a downward modification to the business performance factor used to calculate incentive bonus payouts for corporate officers, including the Named Executives. The CTC Committee determined that a 108% business performance factor should be used for calculating these awards in order to create parity with the bonus plan for certain salaried employees in North America.
The CTC Committee believes the 2021 payouts for the Named Executives are consistent with the performance- based nature of the Incentive Bonus Plan and hold executives accountable for their performance. The downward adjustment to final awards for corporate officers in order to create parity reflects the Company’s commitment to Care for Each Other under the Ford+ plan.

2021 INCENTIVE BONUS PLAN PAYOUT
Name	Incentive Bonus Target Opportunity $	×	Business Performance Factor*	=	Incentive Bonus Payout, pre-Individual Performance Adjustment $	×	Individual Performance Factor	=	Final Incentive Bonus Payout $
James D. Farley, Jr.	3,400,000	×	108%	=	3,672,000	×	100%	=	3,672,000
John T. Lawler	1,158,000	×	108%	=	1,250,640	×	160%	=	2,001,030
William Clay Ford, Jr.	1,000,000	×	108%	=	1,080,000	×	100%	=	1,080,000
Michael Amend**	202,667	×	108%	=	218,880	×	100%	=	218,880
J. Doug Field**	112,667	×	108%	=	121,680	×	100%	=	121,680
Final Incentive Bonus Payout = Incentive Bonus Target Opportunity × Business Performance Factor (0 – 200%) × Individual Performance Factor

*
Reflects downward adjustment from the actual achieved business performance factor of 135%.

**
Amounts for Messrs. Amend and Field reflect proration for their time in service in 2021.

EXECUTIVE COMPENSATION	2022 Proxy Statement	61

2021 INCENTIVE BONUS PLAN RESULTS
*
The Quality metric has a corporate target, which was a weighted average of the Business Units’ quality performance with the following weightings: North America — 38.6%; South America — 8.8%; Europe — 17.3%; China — 21.0%; and International Markets Group — 14.3%. These weightings were based on survey results associated with vehicle sales and registrations of the relevant Business Units.

DETAILS OF 2021 QUALITY PERFORMANCE*

Target (100%)
Performance to Target
163%
163%
200%
127%
100%
Total Quality Performance
R/1000
Lead Time
QNPS
Weighting 20%
33%
33%
33%

*
The Global Quality metrics were developed from our Repairs/1000 data, our Quality Net Promoter Survey, and internally tracked quality metrics.

62 EXECUTIVE COMPENSATION	2022 Proxy Statement

LONG-TERM INCENTIVE AWARDS
Our equity-based incentive awards are tied to our performance and the future value of our common stock. These awards are intended to focus executive behavior on our longer-term interests because today’s business decisions affect the Company over several years.
Elements of Annual Long-Term Incentive Awards
Performance Unit Grants. In 2021, Performance Unit grants comprised 60% of the annual equity-based compensation for executives who were employed by the Company in March 2021, including Messrs. Farley, Lawler, and Ford. As discussed in our 2020 CD&A, in December 2019, in order to further align executive interests with shareholder interests, the CTC Committee approved a new design for the Performance Units, beginning with Performance Units granted in 2020. This design, and the CTC Committee’s rationale for approving the design, are discussed below.
Time-Based Unit Grants. In 2021, Time-Based Units that vest over three years at a rate of 33%/33%/34% comprised 40% of the annual equity-based compensation for executives who were employed by the Company in March 2021, including Messrs. Farley, Lawler, and Ford.
Value of 2021 Long-Term Incentive Awards
In general, the total value of annual equity-based grants in 2021 was determined based on the following considerations:
▪
job responsibilities and future contribution assessment to our long-term performance;

▪
retention needs;

▪
historical share allocations;

▪
competitive level of grants for job matches in the survey group;

▪
the value of equity-based grants made to the executive in the prior year; and

▪
the total number of equity-based grants awarded to our employees.

At its February 2021 meeting, the CTC Committee determined a target dollar value of equity awards to grant each recipient. After making such determination, the CTC Committee determined to increase the established target dollar value by 10% for all officers, including the Named Executives who received 2021 annual equity awards, based on the Company’s accomplishments in reducing costs of materials (excluding raw materials) and increasing vehicle connectivity in 2020 as compared to 2019. The CTC Committee determined that the Company’s performance in these areas warranted an increase to
2021 annual equity awards beyond the initially established target dollar values given the importance of these measures to the Company’s transformation and delivery on Ford+, particularly given that they were accomplished in the face of the global COVID-19 pandemic.
For Messrs. Farley, Lawler, and Ford (the Named Executives who were employed by the Company at the time of the 2021 annual equity awards in March), the target dollar value (inclusive of the 10% increase) was converted into a number of Performance Units (60%) and Time-Based Units (40%) based on the fair market value (closing price) of Ford common stock on the date of grant.
The competitive survey indicates that the annual equity-based compensation was above the median for each of Messrs. Farley and Lawler. No comparable information was available for Mr. Ford.
Each of Mr. Amend and Field forfeited significant equity with their respective prior employer when they terminated that employment to join the Company. In order to offset this forfeited equity and induce them to join the Company, the Company granted signing equity awards to Messrs. Amend and Field in November 2021 in the form of Time-Based Units vesting 33% immediately upon grant, 33% one year from the grant date, and the remaining 34% two years from the grant date.
2020 Pandemic Response Awards
As discussed in our 2020 CD&A, in February 2021, the CTC Committee approved a grant of Pandemic Response Awards, with a grant date of March 4, 2021 and a one-year cliff vest, for corporate officers, including Messrs. Farley, Lawler, and Ford, to recognize strategic and operational performance and contributions toward certain Pandemic Response Criteria in 2020. Messrs. Amend and Field were not employed by the Company in 2020 and did not receive Pandemic Response Awards. Because SEC rules require that equity awards be included in the Summary Compensation Table in the year that they are granted, these awards are included in the Summary Compensation Table on page 72. However, these Pandemic Response Awards are not discussed in the narrative above and were not included in the December 2021 Survey because the awards were intended as part of our officers’ 2020 compensation and are discussed in detail in our 2020 CD&A.
Dividend Equivalents
Unvested Time-Based Units accrue dividend equivalents when dividends are paid on our common stock. Dividend equivalents accrue as if reinvested resulting in additional Time-Based Units. For the 2019, 2020, and 2021 grants, the CTC Committee decided each year that, for the Named Executives, when the underlying Time-Based Units vest, the accrued Time-Based Units

EXECUTIVE COMPENSATION	2022 Proxy Statement	63

resulting from the dividend equivalents will be paid in cash based on the fair market value of a share of Ford common stock on the date of vest. Dividend equivalents only accrue when we pay dividends on our common stock.
For Performance Unit grants made in 2018 and following years, dividend equivalents accrue as if reinvested resulting in additional Performance Units based on 100% of the target Performance Unit opportunity. For the 2019, 2020, and 2021 grants, the CTC Committee decided each year that, for the Named Executives, the accrued Performance Units will be paid in cash at the end of the performance period based on the fair market value of a share of Ford common stock on the date of vest; however, the accrued Performance Units resulting from dividend equivalents are paid out based on the same performance factor as the underlying Performance Unit. For example, if the performance factor for the underlying Performance Unit was 75%, then only 75% of the accrued Performance Units will be paid. Dividend equivalents only accrue when we pay dividends on our common stock.
Structure of 2021 Performance Unit Grants
As discussed in our 2020 CD&A, in December 2019, in order to further align executive interests with shareholder interests, the CTC Committee approved a new design for the Performance Units, beginning with grants made in 2020. The 2020 and 2021 Performance Unit grants are measured through a mix of internal and external financial metrics over a three-year period. The weighted financial metric performance is measured in separate one-year performance periods in years one and two, based on metrics and objectives that are set at the time of the grant. The performance factor for the awards will be determined after the three-year performance period is complete based on the level of performance against the financial metrics and objectives in years one and two with an external relative TSR modifier over the entire three-year performance period that can modify the final award by +/- 25% to arrive at the overall performance factor for the Performance Units. This performance factor is multiplied by the Performance Unit target opportunity for the executive to produce the final award, ranging from 0% to 200% of the target opportunity. The final award is paid in unrestricted shares of Ford common stock.
As in prior years, the internal financial metrics are based on the forward year business plan approved at the December Board of Directors meeting immediately prior to the beginning of the three-year performance period — that is, the metrics for the 2021 Performance Unit grants with a 2021-2023 performance period were based on our business plan approved at the December 2020 Board meeting. These metrics are fixed for each of year one and year two, with different objectives applying each year in accordance with the business plan, and are not changed over the three-year performance period.
The financial metrics are as follows:
▪
Company Adjusted Free Cash Flow (weighted at 50%): Performance is measured in years one and two against a free cash flow target.

▪
Company Adjusted EBIT Margin (weighted at 30%): Performance is measured in years one and two against a margin target.

▪
External Annual ROIC (weighted at 20%): Performance is measured in years one and two against an External Annual ROIC target.

Because the 2021 Performance Unit grant has a three-year performance period, performance objectives and performance results will not be disclosed until the 2024 Proxy Statement. We are not disclosing the 2021 Performance Unit objectives now because providing objectives for our Company Adjusted EBIT Margin, Company Adjusted Free Cash Flow and External Annual ROIC would provide competitors with insight into our business plan that could substantially harm Ford’s business interests. For example, disclosing our Company Adjusted EBIT Margin and Company Adjusted Free Cash Flow targets for the next two years could provide competitors insight into our market share strategy and potential entry into, or exit from, markets. Our External Annual ROIC targets can provide competitors insight into matters such as capital expenditures and potential cost cutting measures. At the time the CTC Committee approved these targets, the CTC Committee believed the targets to be achievable while incentivizing executives to exceed expectations.
The TSR modifier is Ford’s relative TSR performance compared to a peer group of companies over the three-year performance period. A key objective of our strategy to achieve automotive leadership is to deliver superior TSR among automotive manufacturers, automotive suppliers, and major industrial companies. At the end of the three-year performance period, Ford’s TSR performance will be evaluated against a peer group of companies approved by the CTC Committee at the time of the grant (“TSR Peer Group”). The TSR Peer Group was comprised of the top ten automobile manufacturers (including Ford) by market capitalization, the top five automotive suppliers by market capitalization, and ten large industrial companies with business models similar to Ford. The CTC Committee decided to use a peer group of companies more closely aligned with our business (global automotive and manufacturing)

64 EXECUTIVE COMPENSATION	2022 Proxy Statement

than the compensation survey group listed on p. 52 because our TSR performance is more competitively aligned with those companies, while our compensation peer group is more closely aligned with the market for our executive talent. For the 2021 Performance Unit grants, the TSR Peer Group consisted of the following:
Automotive Manufacturers:
Toyota	Ford
Daimler	General Motors
Volkswagen	Nissan
BMW	Hyundai
Honda	Tesla
Auto Suppliers:
Continental	Magna
Denso	BorgWarner
Aptiv
Industrial Companies:
General Electric	DuPont
Raytheon Technologies	Deere
3M	Caterpillar
Boeing	General Dynamics
Honeywell	Dow
The TSR modifier will apply to the 2021 grant as follows:
TSR Quartile	Modifier
1st Quartile	+25%
2nd Quartile	0%
3rd Quartile	0%
4th Quartile	-25%
The CTC Committee believes this structure provides appropriate incentives for executives to over-achieve in one or more metrics and provides sufficient recognition for such over-achievement while not encouraging excessive risk-taking behavior. The three-year TSR modifier reinforces the long-term nature of the grants and executive alignment with shareholders.

The graphic below demonstrates how the 2021 Performance Unit grant aligns executive interests with shareholder interests.
EXECUTIVE COMPENSATION	2022 Proxy Statement	65

2019 Performance Unit Results
The performance period of the 2019 Performance Unit grant ended on December 31, 2021. The 2019 Performance Units were measured through a mix of internal and external financial metrics over a three-year period. Performance to the internal financial metrics was measured at the end of year three and multiplied by a weighting of 75%. The external financial metric of the Company’s relative TSR had a weighting of 25%. The weighted financial metric performance was added to the relative TSR metric performance to arrive at the overall performance factor for the 2019 Performance Units. Details of the structure, metrics, and weightings for the 2019 Performance Unit Grant are detailed in the charts below. This is the last Performance Unit grant to use this structure. The TSR peer group for the 2019 Performance Unit grant was as follows:
Automotive Manufacturers:
Toyota	Ford
Daimler	General Motors
Volkswagen	Nissan
BMW	Hyundai
Honda	Tesla
Auto Suppliers:
Continental	Magna
Denso	Aisin Seiki
Aptiv
Industrial Companies:
General Electric	DowDuPont
Raytheon Technologies	Deere
3M	Caterpillar
Boeing	General Dynamics
Honeywell	Arconic
The TSR performance for the 2019 Performance Unit grant was calculated as follows:
▪
90th percentile and above: 200% of target

▪
greater than or equal to 75th to less than 90th percentile: 150% — 199% of target

▪
greater than or equal to 50th to less than 75th percentile: 100% — 149% of target

▪
greater than or equal to 25th to less than 50th percentile: 50% — 99% of target

▪
less than 25th percentile: 0% of target

The 2019 Performance Unit Results table below shows our performance against the 2019 Performance Unit metrics and indicates an overall achievement of 64% for the 2019-2021 performance period. The CTC Committee decided to pay out the 2019 Performance Unit final awards to the Named Executives at the 64% of the target level that was achieved. The CTC Committee believed a payout at the level achieved was appropriate. This demonstrates our pay-for-performance philosophy. Messrs. Amend and Field were not employed by the Company when the 2019 Performance Unit grants were made and, therefore, did not receive grants of 2019 Performance Units.

66 EXECUTIVE COMPENSATION	2022 Proxy Statement

2019 PERFORMANCE UNIT RESULTS
Financial Metrics — 75% Weighting

Target
Performance to Target
100%
0%
18%
37%
0%
Total Financial Metrics Results
Company Adjusted EBIT Margin
Annual External ROIC

	Company Adjusted EBIT Margin	Annual External ROIC	Performance Results
Target (Bils.)	5.6%	14.0%	
Weighting	50%	50%	
X			
Performance	37%	0%	
Total Weighted Performance	**18%**	**0%**	**18%**

Total 2019 Performance Unit Results
Financial Metrics		Total
Weighting	75%
x
Performance	18%	14%
+
Relative TSR Metric
Weighting	25%
x
Performance
(Top Quartile)	200%	50%
		64%
2019 Performance Unit Payout
Name	2019 Performance Unit Target Opportunity # Units	×	Business Performance Factor	=	Final 2019 Performance Unit Payout # Units*
James D. Farley, Jr.	398,332	×	64%	=	254,933
John Lawler	56,071**	×	64%	=	35,885
William Clay Ford, Jr.	710,344	×	64%	=	454,620
Michael Amend	N/A	×	N/A	=	N/A
J. Doug Field	N/A	×	N/A	=	N/A

*
Final awards for the 2019 Performance Units were made in March 2022 in the amounts indicated, except that the final awards for the 39,382 units granted to Mr. Farley on May 15, 2019 and the 98,792 units granted to Mr. Farley on December 11, 2019 will be made on May 15, 2022.

**
Includes dividend equivalents that accrued as if reinvested during the performance period.

EXECUTIVE COMPENSATION	2022 Proxy Statement	67

BENEFITS AND PERQUISITES
We provided certain perquisites and other benefits to senior management in 2021, the most significant of which are summarized below. The CTC Committee annually reviews our policies on perquisites and other benefits. The cost of these perquisites and other benefits are included in column (i) of the Summary Compensation Table on p. 72.
Personal Travel Company policy does not allow the President and CEO or the Executive Chair to fly commercially due to security concerns. Consequently, the Company pays the costs associated with their use of private aircraft for business and personal travel. The families of these persons are allowed to accompany them on trips when they travel on private aircraft.
Requiring the President and CEO and the Executive Chair to use private aircraft for all travel provides significant benefits to Ford. First, the policy is intended to ensure their personal safety as they both maintain significant public roles for Ford. Second, use of private aircraft maximizes their availability for Ford business.
Evaluation Vehicle Program We maintain a program that provides certain employees with the use of up to two Company vehicles free of charge. This program requires participants to provide written evaluations on a variety of our vehicles, providing important feedback on the design and quality of our products.
Other Services We provide a home security evaluation and security system to certain executive officers, including Messrs. Farley and Ford. We also provide an allowance to senior managers for financial planning and counseling services and estate planning. The safety and security (personal and financial) of our executives is critically important. We believe the benefits of providing these programs outweigh the relatively minor costs associated with them.
Tax Reimbursement The CTC Committee has eliminated tax gross-ups for most executive perquisites. As part of the Company’s temporary living/relocation policy, however, the Company provides certain tax reimbursement for all levels of employees who relocate at the Company’s request, including relocations pursuant to international service assignments. The CTC Committee believes that not reimbursing taxes for employees who move at the Company’s request is an unfair financial burden. This policy removes any financial disincentive for an executive to relocate and, therefore, enhances the Company’s ability to have its executives gain experience in a variety of our global operations.
In addition, the Internal Revenue Service informed us that it would require us to impute the value of the vehicles provided to executives under the Evaluation Vehicle Program discussed above. As a result, the CTC Committee decided to provide tax relief for the participants of the program. The Evaluation Vehicle Program is available to Company officers and employees who are one Leadership Level below the officer level. The CTC Committee decided to provide tax reimbursement so that the Company could continue to receive participant vehicle evaluation data and to provide a valuable benefit to our executives.
RETIREMENT PLANS
In general, we believe that the retirement plans described below serve several worthwhile business purposes, including retaining leadership talent, providing income security to long serving executives, and providing flexibility to us in transferring executives among our operations. We believe these programs to be reasonable and appropriate considering competitive practices and our executives’ total compensation program. For additional information, see the Pension Benefits in 2021 table on p. 77 and the Nonqualified Deferred Compensation in 2021 table on p. 79.
The amounts shown in column (h) of the Summary Compensation Table on p. 72 can vary significantly year to year. These amounts are driven by assumptions regarding discount rates and mortality tables, as well as plan design, years of service, base pay, and the age of the employee. These amounts do not reflect compensation that was paid for any year shown.
Pre-2004 Plans Our General Retirement Plan (“GRP”) provides a tax-qualified defined benefit for each year of non-contributory participation (up to 35 years) by employees in the U.S. hired before January 1, 2004 and added benefits for those who make contributions. We also have three other nonqualified retirement plans for certain eligible employees. The Supplemental Executive Retirement Plan (“SERP”) provides a supplemental monthly benefit calculated on a percentage of final average pay and service. The Benefit Equalization Plan (“GRP-BEP”) provides eligible employees with benefits substantially equal to those they could have received under the GRP but were not able to because of Internal Revenue Code limitations. The Executive Separation Allowance Plan (“ESAP”) provides a percentage of salary, based on age and service, from the time of separation until age 65 to certain eligible executives who separate from employment after age 55 (age 52 if retiring under our Select Retirement Plan (“SRP”)).
The SRP is a voluntary retirement program offered from time-to-time for select U.S. management employees.

68 EXECUTIVE COMPENSATION	2022 Proxy Statement

The CTC Committee believes the SRP provides flexibility in executive succession planning.
Messrs. Ford and Lawler are eligible for benefits under the GRP, SERP, GRP-BEP, and ESAP. During the periods for which Mr. Ford did not receive a cash salary (i.e., November 2001 through August 2010 and May 1, 2020 through October 1, 2020), each of these plans, including the SRP, provided him with benefits using a notional annual base salary and he continued to accrue credited and contributor service under those plans.
Benefits under SERP, SRP, ESAP, and GRP-BEP are not funded. In addition, in accordance with Code Section 409A, benefits that accrued or vested on or after January 1, 2005 under these plans may not be paid to certain key executives until at least six months following their separation from employment. Messrs. Farley, Amend, and Field are not eligible to participate in the GRP, GRP-BEP, SRP, SERP, or ESAP.
Post-January 1, 2004 Plans Consistent with our Global Compensation and Benefits Strategy (see Compensation Philosophy and Strategy on pp. 48-49) to develop benefit programs that provide employees with income security and protection from catastrophic loss while minimizing our long-term liabilities, Ford added Ford Retirement Plan (“FRP”) contributions to its Savings and Stock Investment Plan (“SSIP”), a tax qualified defined contribution plan, for salaried employees hired or rehired on or after January 1, 2004 in the U.S.
FRP contributions were adopted in order to provide us with more predictable retirement benefit costs and reduced financial statement volatility. These goals are achieved through a stable contribution schedule and the transfer of financial and demographic risks from us to plan participants while still providing employees with the opportunity for adequate income in retirement. We also have nonqualified plans for employees who receive FRP contributions. Under the FRP-Benefit Equalization Plan (“FRP-BEP”), employees, including Messrs. Farley, Amend, and Field, receive FRP benefits substantially equal to those they would have received in the SSIP but were not able to because of Internal Revenue Code limitations.
The Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”) provides certain executives a notional account balance which provides retirement benefits in addition to those provided by FRP contributions. DC SERP contributions are calculated as a percentage of base salary based on the executive’s age and position. To be eligible for DC SERP payments after separation (which must be a Company approved separation), a participant must have attained at least 5 years of service at Leadership Level 4 or above (including executive officers), and either 55 years of age with 10 years of total service or 65 years of age with 5 years of total service. The CTC Committee has discretion to waive the length of service eligibility requirements.

EXECUTIVE COMPENSATION	2022 Proxy Statement	69

At the 2021 Annual Meeting, we asked you to approve the compensation of the Named Executives as presented in our 2021 Proxy Statement. You approved the compensation of the Named Executives with 89.3% of the votes cast “For” approval.
We met with institutional investors throughout 2021 to receive feedback and discuss various topics, including long term strategy; financial and operating performance; risk management; environmental, social, and governance practices; and executive compensation practices. Based on these discussions, we believe investors were generally satisfied with our compensation programs in 2021 and we are pleased that investors support our compensation philosophy, policies, and programs.

▪
Named Executives’ compensation is tied to our 2021 and 2019-2021 performance periods

▪
At least 80% of each Named Executive’s target compensation is performance-based (with the exception of Mr. Amend whose performance-based compensation is slightly below that level)

▪
Our Global Compensation and Benefits Philosophy, Strategy, and Guiding Principles include a pay equity objective

▪
Executive pay practices are tied to robust risk and control features

▪
We maintain a policy that prohibits the hedging of exposure to Ford common stock by officers and limits the pledging of Ford common stock by officers

▪
Executive stock ownership goals and retention requirements continue to align the interests of executives with shareholders

▪
The Compensation Committee changed its name to the Compensation, Talent and Culture Committee to reflect its responsibilities related to significant people-related strategies to enhance oversight of human capital management

70 EXECUTIVE COMPENSATION	2022 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Compensation, Talent and Culture Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on this review and discussion, the Compensation, Talent and Culture Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021.
Compensation, Talent and Culture Committee
Anthony F. Earley, Jr. (Chair)	John L. Thornton
John C. May	John S. Weinberg
Lynn Vojvodich Radakovich
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2021, the Compensation, Talent and Culture Committee was comprised of Anthony F. Earley, Jr., Jon M. Huntsman, Jr. (until May 3, 2021), John C. Lechleiter (until May 13, 2021), John C. May (beginning December 9, 2021), Lynn Vojvodich Radakovich (beginning December 8, 2021), John L. Thornton, and John S. Weinberg, none of whom was an employee or a current or former officer of the Company during their time in service on the Compensation, Talent and Culture Committee and none of whom had any relationship with the Company requiring disclosure.
EXECUTIVE COMPENSATION	2022 Proxy Statement	71

COMPENSATION OF NAMED EXECUTIVES
The table below shows 2021 compensation for James D. Farley, Jr., our President & CEO, John T. Lawler, our Chief Financial Officer, and the three other most highly compensated executive officers at the end of 2021.

SUMMARY COMPENSATION TABLE
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus 1 ($)	Stock Awards 2 ($)	Option Awards 2 ($)	Non-Equity Incentive Plan Compensation 3 ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings 4 ($)	All Other Compensation 5 ($)	Total ($)
James D. Farley, Jr. President and Chief Executive Officer	2021	1,700,000	0	16,078,486	0	3,672,000	0	1,362,688	22,813,174
	2020	1,425,000	0	5,055,073	4,175,565	449,100	0	697,316	11,802,054
	2019	1,100,000	185,600	6,086,486	0	742,500	0	246,893	8,361,479
John T. Lawler Chief Financial Officer	2021	1,014,500	750,390	5,035,993	0	1,250,640	1,256,804	119,998	9,428,325
	2020	715,000	0	1,971,478	0	154,400	2,939,567	108,227	5,888,673
William Clay Ford, Jr. Executive Chair	2021	1,700,000	0	13,785,209	0	1,080,000	0	2,097,497	18,662,706
	2020	1,700,000	0	6,293,472	4,463,682	230,000	2,099,279	1,260,109	16,046,542
	2019	1,700,000	0	10,449,163	0	486,000	2,646,771	1,475,316	16,757,250
Michael Amend Chief Enterprise Technology Officer*	2021	227,275	800,000	11,499,993	0	218,880	0	34,988	12,781,136

J. Doug Field Chief EV and Digital Systems Officer, Ford Model e*	2021	159,092	500,000	9,999,987	0	121,680	0	67,322	10,848,080

*
Titles effective as of March 1, 2022.

1
The amounts shown for 2021 reflect signing bonuses paid to Messrs. Amend and Field (see Compensation Discussion and Analysis —  2021 Employment Agreements on pp. 57-58) and a discretionary incremental bonus award paid to Mr. Lawler in 2022 for 2021 performance (see Compensation Discussion and Analysis — 2021 Incentive Bonus Plan Performance Results on pp. 61-62). The amount shown in 2019 for Mr. Farley reflects a discretionary incremental bonus award paid to Mr. Farley in 2020 for 2019 performance.

2
The amounts shown in columns (e) and (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used for the 2021, 2020, and 2019 calculations can be found at Note 6 to our audited financial statements in Ford’s Annual Reports on Form 10-K for the years ended December 31, 2021, December 31, 2020, and December 31, 2019, respectively. The fair value of both the Time-Based Units and the internal performance conditions (financial metrics) portion of the Performance Units is determined using the closing price of Ford common stock at the grant date, or, in the case of awards with a grant date of March 19, 2020, the closing price of Ford common stock on March 4, 2020, which was the grant date of most other annual equity awards in 2020. Pursuant to SEC rules, we disregarded the estimate of forfeitures related to service-based vesting conditions. The amounts shown for 2021 for Messrs. Farley, Lawler, and Ford include Pandemic Response Awards granted on March 4, 2021 with a one-year cliff vest in the amounts of  $685,319, $181,229, and $405,000, respectively, granted as supplemental 2020 compensation. Pursuant to SEC rules, these Pandemic Response Awards are included in this compensation table as 2021 compensation.

For stock awards granted in 2021, 2020, and 2019, the amounts shown in column (e) reflect grant date fair values for both Time-Based Units and Performance Units, except that for Messrs. Amend and Field, the amounts shown in column (e) reflect only grant date fair values for Time-Based Units because Messrs. Amend and Field did not receive Performance Units in 2021. For those portions of the amounts that relate to the 2021 and 2020 Performance Units, such amounts reflect the grant date fair values of such awards derived using a Monte Carlo valuation that considers all possible payout values (including the maximum potential value). Ford’s relative TSR performance at the end of the performance period for the 2021 and 2020 Performance Units will adjust the final number of shares granted by −25%, 0%, or +25%, except that the final number of shares will not exceed the potential maximum value for such awards, as shown in the table below. For those portions of the amounts that relate to the 2019 Performance Units, such amounts reflect the grant date fair values of such awards that are subject to performance conditions (financial metrics) and market conditions (relative TSR performance). The grant date fair values shown above for the 2021, 2020, and 2019 Performance Units are reported based upon the probable outcome of such conditions as of the respective dates of grant. Pursuant to SEC rules, for those parts of the Performance Unit grants that are subject to performance conditions, the following table shows the values of such awards at their respective grant dates assuming that the highest
72 Executive Compensation	2022 Proxy Statement

levels of the performance conditions are achieved. The 2019 Performance Units consist of a portion that is subject to performance conditions (financial metrics) and a portion that is subject to market conditions (relative TSR). For the portion that is subject to market conditions, the potential maximum values are factored into the awards calculated grant date fair values using a Monte Carlo valuation. For the 2021 and 2020 Performance Units, the entire award is subject to both performance conditions (financial metrics) and market conditions (the relative TSR modifier that will adjust the final number of shares granted by −25%, 0%, or +25%), except that the final number of shares will not exceed the potential maximum value for such awards as shown in the table below (see Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 63-65 for a discussion of the 2021 Performance Unit grants, the financial metrics and weightings and the relative TSR modifier).
Name	Year	Performance Conditions ($)	Market Conditions ($)
James D. Farley, Jr.	2021	19,346,346	*
	2020	6,110,158	*
	2019	5,399,958	986,524
John T. Lawler	2021	6,101,539	*
	2020	2,382,963	*
William Clay Ford, Jr.	2021	16,816,427	*
	2020	12,586,944	*
	2019	9,269,989	1,694,170
Michael Amend	2021	NA	NA
J. Doug Field	2021	NA	NA

*
The potential maximum value that can be achieved for the 2021 and 2020 Performance Units is 200% performance, thus the Performance Conditions maximum value is the maximum value without regard to the TSR modifier (market condition).

Assuming the performance conditions for the 2020 stock options were satisfied, the grant date fair value for the amounts shown for 2020 in column (f), calculated using a Black-Scholes analysis, would be: $4,868,776 for Mr. Farley and $5,107,957 for Mr. Ford.
3
The amounts shown in column (g) reflect awards earned by the Named Executives under the Incentive Bonus Plan (see Compensation Discussion and Analysis — Annual Cash Incentive Awards on pp. 60-62).

4
The amounts shown in column (h) reflect the net increase, if any, in the actuarial present value of accumulated benefits under the various Company plans arising from the passage of time, additional benefits accrued and changes in actuarial assumptions. The combined impact of these elements during 2021 resulted in an increase in present value for Mr. Lawler, primarily explained by the value of additional benefits accrued. For those with a net decrease in present value (negative year over year change), a zero is shown in the table above. The amount shown for Mr. Ford for 2021 is $0 per proxy rules because the change in value was negative for him in 2021. The accrued pension benefits are measured from December 31, 2020 to December 31, 2021 for 2021; December 31, 2019 to December 31, 2020 for 2020; and from December 31, 2018 to December 31, 2019 for 2019. Messrs. Farley, Amend, and Field do not participate in the Company’s defined benefit pension plans. See the Pension Benefits in 2021 table and related footnotes on pp. 77-78 for additional information, including the present value assumptions used in these calculations. None of the Named Executives received preferential or above-market earnings on deferred compensation.

5
The following table summarizes the amounts shown in column (i) for 2021.

ALL OTHER COMPENSATION IN 2021
Name	Perquisites and Other Personal Benefits i ($)	Tax Reimbursements ii ($)	Life Insurance Premiums iii ($)	Company Contributions to Retirement and 401(k) Plans iv ($)	Other v ($)	Total ($)
James D. Farley, Jr.	918,004	16,778	11,934	29,000	386,972	1,362,688
John T. Lawler	48,568	18,592	7,224	13,050	32,563	119,998
William Clay Ford, Jr.	1,998,608	8,909	13,892	13,050	63,038	2,097,497
Michael Amend	2,650	1,281	432	6,525	24,100	34,988
J. Doug Field	23,394	18,695	1,170	11,879	12,183	67,322

i
For a description of perquisites relating to personal use of private aircraft, our Evaluation Vehicle Program, and security, financial planning, and other services for Named Executives, see Compensation Discussion and Analysis — Benefits and Perquisites on p. 68. Other perquisites and personal benefits, the incremental costs of which are included in the amounts shown, consist of the following: personal use of Company cell phones, income tax preparation fees related to international assignments, personal use of car and driver service, annual executive health exams, charitable gifts related to Company Board service, ground transportation services for personal travel, regulatory filing fees, legal fees in connection with regulatory filings, fuel and insurance/maintenance/miscellaneous costs related to the evaluation vehicles, temporary housing/living expenses, and relocation expenses.

Executives also may make personal use of Company season tickets to athletic events, but such use does not result in incremental cost to the Company because the tickets are for business use and when the executive uses them for personal use, the executive pays for any additional costs associated with such personal use.
Executive Compensation	2022 Proxy Statement	73

Amounts for the Named Executives include the incremental costs to the Company for providing certain perquisites and other benefits during 2021. For Mr. Farley, the amount shown includes $830,305 for personal use of aircraft. For Mr. Ford, the amount shown includes $400,895 for personal use of aircraft and $1,340,817 for security.
During 2021, for use of private aircraft, we calculated the aggregate incremental cost using a method that takes into account the following: (i) the variable cost per flight hour, including supplies and catering, aircraft fuel, and oil expenses, maintenance, parts, and external labor, and flight crew travel expenses; (ii) landing/parking/hangar storage expenses; (iii) any customs, foreign permit, and similar fees; and (iv) positioning flight costs. We calculated the aggregate incremental cost of security as the actual cost incurred to provide these benefits. We calculated the aggregate incremental cost of providing the evaluation vehicles by estimating the lease fee for a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.
ii
As stated in the CD&A, we provide tax benefits to those employees who relocate at the Company’s request. We also provide tax relief for the imputed income from our Evaluation Vehicle Program. See Compensation Discussion and Analysis — Benefits and Perquisites on p. 68 for a discussion of our Tax Reimbursement policy.

iii
Amounts shown reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to three times an employee’s salary. Employees may purchase additional life insurance and these premiums are payroll deducted with no additional Company contributions or cost.

iv
The amounts shown for Messrs. Farley, Amend, and Field reflect Ford Retirement Plan contributions made to their 401(k) accounts (see Compensation Discussion and Analysis — Retirement Plans on pp. 68-69) and Company matching contributions to their 401(k) accounts. The amounts for Messrs. Ford and Lawler reflect Company matching contributions to their employee 401(k) accounts.

v
The amounts shown for Messrs. Lawler and Ford primarily reflect contributions made to a nonqualified benefit equalization plan related to the Company’s 401(k) plan. The amounts shown for Messrs. Farley, Amend, and Field primarily reflect Company contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan and contributions made to a nonqualified benefit equalization plan related to the Company’s 401(k) plan. (See Nonqualified Deferred Compensation in 2021 table and footnotes 1 and 2 on p. 79.)

74 Executive Compensation	2022 Proxy Statement

GRANTS OF PLAN-BASED AWARDS IN 2021
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards 1			Estimated Future Payouts Under Equity Incentive Plan Awards 2
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) 3	Grant Date Fair Value of Stock and Option Awards ($) 4
James D. Farley, Jr.	3/4/2021	2/10/2021					719,195	1,438,390		9,673,173
	3/4/2021	2/10/2021							479,463	5,719,994
	3/4/2021	2/10/2021							57,445	685,319
				3,400,000	6,800,000
John T. Lawler	3/4/2021	2/10/2021					226,823	453,646		3,050,769
	3/4/2021	2/10/2021							151,215	1,803,995
	3/4/2021	2/10/2021							15,191	181,229
				1,158,000	2,316,000
William Clay Ford, Jr.	3/4/2021	2/10/2021					625,146	1,250,292		8,408,214
	3/4/2021	2/10/2021							416,764	4,971,995
	3/4/2021	2/10/2021							33,948	405,000
				1,000,000	2,000,000
Michael Amend	11/15/2021	8/17/2021							579,053	11,499,993
				202,667	405,354
J. Doug Field	11/15/2021	8/17/2021							503,524	9,999,987
				112,667	225,334

1
The amounts shown in columns (e) and (f) represent the target and maximum amounts payable for 2021 performance under the Incentive Bonus Plan. Our Incentive Bonus Plan does not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the plan. The CTC Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. The material terms of the awards are described in Compensation Discussion and Analysis — Annual Cash Incentive Awards at pp. 60-62. For actual payouts made under the Incentive Bonus Plan for 2021 performance, see column (g) of the Summary Compensation Table on p. 72.

2
For each of the Named Executives, other than Messrs. Amend and Field, the amounts shown in columns (h) and (i) consist of annual grants of Performance Units that provide an opportunity to earn a final award of unrestricted common stock for 2021-2023 performance. The amounts shown represent the target and maximum amounts of the opportunity. The 2021 Performance Unit grants do not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the grants. The CTC Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. 2021-2023 performance will be measured against the metrics and weightings, and be subject to the TSR modifier, discussed in Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 63-65. The final awards that will be earned, if any, for 2021-2023 performance will be paid out in unrestricted shares of Ford common stock, less shares withheld to pay tax obligations. Messrs. Amend and Field did not receive 2021 Performance Unit grants because they were not employed by the Company at the time of the annual grants.

3
The amounts shown in column (j) represent Time-Based Unit grants. The Time-Based Units generally have a vesting feature whereby one-third of each grant vests after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary, except that (i) the Time-Based Units granted to Messrs. Amend and Field in 2021 have vesting features whereby one-third of each grant vested immediately, an additional one-third vests after the first anniversary, and the final one-third vests after the second anniversary and (ii) the Pandemic Response Awards granted to Messrs. Farley, Lawler, and Ford in 2021 have a one-year cliff vest. If a grantee retires, becomes disabled, or dies, his or her grant continues to vest according to the original vesting schedule. In most other instances of employment termination, all grants generally end upon termination of employment. Time-Based Units are subject to certain conditions, including not engaging in competitive activity. Time-Based Units generally cannot be transferred except through inheritance. In general, each grantee agrees to remain a Ford employee for at least six months from the date of the grant.

4
The amounts shown in column (k) represent the full grant date fair value of each equity-based award shown in the table for each Named Executive computed under FASB ASC Topic 718. The fair value is determined using the closing price of Ford common stock at the grant date. The assumptions used in calculating the grant date value can be found at Note 6 to our audited financial statements in Ford’s Annual Report on Form 10-K for the year ended December 31, 2021. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

Executive Compensation	2022 Proxy Statement	75

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
	Option awards				Stock awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Number of securities underlying unexercised options # exercisable	Number of securities underlying unexercised options # unexercisable	Option exercise price ($)	Option expiration date 1	Number of shares or units of stock that have not vested (#) 2	Market value of shares or units of stock that have not vested ($) 3	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) 4	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) 5
James D. Farley, Jr.	597,284	1,212,670	6.96	08/04/2030	816,463	16,957,937	1,541,255	32,011,866
	118,657		15.37	03/03/2024
	79,921		12.75	03/03/2023
	43,368		12.46	03/04/2022
John T. Lawler	28,232		15.37	03/03/2024	369,195	7,668,180	443,836	9,218,474
	29,821		12.75	03/03/2023
	14,579		12.46	03/04/2022
William Clay Ford, Jr.		1,408,367	6.19	07/05/2030	615,541	12,784,787	2,208,371	45,867,866
Michael Amend					387,966	8,058,054
J. Doug Field					337,362	7,007,009

1
The table below details the vesting schedule for stock option grants based on the termination date of the relevant grant. Stock options generally have a vesting feature whereby one-third of each grant of stock options are exercisable after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary.

Option Expiration Dates	Option Vesting Dates
	33%	33%	34%
08/04/2030	08/05/2021	08/05/2022	08/05/2023
07/05/2030	07/06/2021	07/06/2022	07/06/2023
03/03/2024	03/04/2015	03/04/2016	03/04/2017
03/03/2023	03/04/2014	03/04/2015	03/04/2016
03/04/2022	03/05/2013	03/05/2014	03/05/2015

2
The amounts shown for Named Executives consist of the following Time-Based Unit Grants:

Name	2019 Annual Grant	2020 Annual Grant	2021 Annual Grant	Incremental Grants
James D. Farley, Jr.	58,970	189,265	479,463	88,765
John T. Lawler	11,733	73,814	151,215	132,433
William Clay Ford, Jr.	161,012	NA	416,764	33,948
Michael Amend	NA	NA	NA	387,966
J. Doug Field	NA	NA	NA	337,362
For the 2019, 2020, and 2021 grants of Time-Based Units, in general, these units vest over three years at a rate of 33%-33%-34%. The amount shown for Mr. Farley under the Incremental Grants column reflects retention and incentive Time-Based Unit awards received by Mr. Farley on May 15, 2019 and December 11, 2019 that vest at a rate of 33%-33%-34% beginning May 15, 2020 and a Pandemic Response Award granted on March 4, 2021 with a one-year cliff vest. The amount shown for Mr. Lawler under the Incremental Grants column reflects a Time-Based Unit grant he received in recognition of expanded responsibilities on March 19, 2019 that vest over three years at a rate of 33%-33%-34% and a Pandemic Response Award granted on March 4, 2021 with a one-year cliff vest. The amount shown for Mr. Ford under the Incremental Grants column reflects a Pandemic Response Award granted on March 4, 2021 with a one-year cliff vest. The amounts shown for Messrs. Amend and Field under the Incremental Grants column reflect Time-Based Unit grants received on November 15, 2021 in connection with their respective joining of the Company that vest at a rate of 33%-33%-34%, with the first vesting occurring immediately at grant and the second and third vest occurring on the second and third anniversary of the grant date.
For grants awarded in 2019, 2020, and 2021, Dividend Equivalents accrue during the restriction period when dividends are paid on our common stock and will be paid in cash upon vesting of the underlying award (see Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 63-65).
In addition to the above, the amounts shown for Mr. Ford include 3,817 Ford common stock units resulting from deferral of director fees and Dividend Equivalents that were credited to his account pursuant to the Deferred Compensation Plan for Non-Employee Directors while he served as a non-employee director of the Company. Such units will be converted and paid in cash on January 10 of the year following termination of Board service, based upon the fair market value of a share of Ford common stock on December 31 of the preceding year.
76 Executive Compensation	2022 Proxy Statement

3
The market value shown was determined by multiplying the number of units shown in column (f) by the closing price of Ford common stock, $20.77, on December 31, 2021.

4
The amounts shown for the Named Executives consist of the following Performance Unit grants for the 2019, 2020, and 2021 performance periods as follows (see also Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 63-65):

Name	2019 Grant	2020 Grant	2021 Grant	Incremental Grants
James D. Farley, Jr.	260,158	423,728	719,195	138,174
John T. Lawler	51,759	165,254	226,823	NA
William Clay Ford, Jr.	710,344	872,881	625,146	NA
Michael Amend	NA	NA	NA	NA
J. Doug Field	NA	NA	NA	NA
The amount shown for Mr. Farley under the Incremental Grants column reflects incremental Performance Unit grants in 2019 as follows: 39,382 units on May 15, 2019 and 98,792 units on December 11, 2019. Final awards for each of these Performance Unit grants will be made on May 15, 2022. Final awards for Performance Unit grants will be made in unrestricted shares of common stock at the conclusion of the three-year performance period, less shares withheld for tax obligation.
For grants awarded in 2019, 2020, and 2021, Dividend Equivalents accrue during the performance period when dividends are paid on our common stock and will be paid in cash upon granting of the final award based upon the performance factor achieved on the underlying Performance Unit grant (see Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 63-65).
5
The market value shown was determined by multiplying the number of units shown in column (h) by the closing price of Ford common stock, $20.77, on December 31, 2021. The number of units assumes that the target level was achieved for the Performance Units granted in 2019, 2020, and 2021.

OPTION EXERCISES AND STOCK VESTED IN 2021
	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting 1 ($)
James D. Farley, Jr.	NA	NA	268,272	3,251,949
John T. Lawler	NA	NA	188,096	2,364,637
William Clay Ford, Jr.	1,923,238	16,416,056	391,988	4,963,207
Michael Amend	NA	NA	191,087	3,794,988
J. Doug Field	NA	NA	166,162	3,299,977

1
The amounts shown in columns (c) and (e) represent the aggregate dollar value realized by the Named Executives upon the exercise of stock options or the vesting of stock awards. We computed the aggregate dollar value realized upon the exercise of stock options by multiplying the number of shares realized upon exercise by the difference between the market price of our stock at exercise and the exercise price of the options. We computed the aggregate dollar value realized upon vesting by multiplying the number of shares of stock vested by the fair market value (closing price) of Ford common stock on the vesting date.

PENSION BENEFITS IN 20211
(a) Name	(b) Plan Name	(c) Number of Years Credited Service (#)	(d) Present Value of Accumulated Benefit ($)	(e) Payments During Last Fiscal Year ($)
James D. Farley, Jr.	NA	NA	NA	NA
John T. Lawler	GRP	31.7	1,063,651	0
	SERP	31.7	2,586,437	0
	GRP-BEP	31.7	1,695,457	0
	ESAP	31.7	3,061,806	0
William Clay Ford, Jr.	GRP	26.8	1,696,165	0
	SERP	35.0*	8,311,778	0
	GRP-BEP	35.0*	16,306,316	0
	ESAP	35.0*	504,402	0
Michael Amend	NA	NA	NA	NA
J. Doug Field	NA	NA	NA	NA

*
Mr. Ford has reached the 35-year service cap under the SERP, GRP-BEP, and ESAP.

1
The General Retirement Plan (“GRP”) provides a flat-rate defined benefit of up to $47.45 per month for each year of non-contributory participation by employees in the United States hired before January 1, 2004, and contributory benefits for each year of contributory

Executive Compensation	2022 Proxy Statement	77

participation in which salaried employees contribute 1.5% of base salary up to the applicable limit of the Internal Revenue Code (“Code”) — $290,000 in 2021.
Contributory benefits are calculated as follows:
Contributory Benefit	=	(1.5% × Final Avg. Pay) × Contributory Service Years, plus up to two years of waiting period service (maximum 35 service years)	+	0.4% × Final Avg. Pay in excess of Breakpoint × Contributory Service Years (maximum 35 service years)
“Final Average Pay” is the average of the five highest consecutive December 31 monthly base salaries out of the last 10 years of contributory participation.
“Breakpoint” is 150% of Covered Compensation as of January 1 of the year of retirement.
“Covered Compensation” is the average of the Social Security wage base for the preceding 35 years for someone reaching normal retirement age.
Normal retirement is at age 65 with one or more years of credited pension service. Eligible employees who are age 55-64 and have at least 10 years of credited pension service, or employees with 30 or more years of credited pension service who are not yet age 65, may elect to retire early and receive reduced contributory and non-contributory benefits. In addition, Social Security bridging benefits are payable until age 62 and one month. Survivorship coverage is available under the GRP. Under the normal payment method for married participants (65% Qualified Joint and Survivor Annuity), there is a 5% reduction in benefits where the spouse is within five years of the employee’s age.
The Benefit Equalization Plan (“GRP-BEP”) provides eligible U.S. employees with benefits substantially equal to those that would have been provided under the GRP but that could not be provided because of Code limitations. 65% survivorship coverage is also available under the BEP.
The Supplemental Executive Retirement Plan (“SERP”) provides certain eligible executives with an additional monthly benefit after separation from service equal to Final Five Year Average Base Salary multiplied by credited pension service and further multiplied by an applicable percentage (0.2% to 0.9% depending upon position at separation from service), reduced for separation from service prior to age 62. To be eligible, an executive must separate from service with the approval of the Company at or after age 55, have at least 10 years of credited pension service, and must generally have at least five continuous years of service at an eligible position. The SERP monthly benefit has no surviving spouse benefit. In addition, the SERP may provide annuities based on Company earnings, the executive’s performance, and other factors. In addition, for separation from service effective October 1, 1998 or later, for certain U.S. Vice Presidents and above whose careers include foreign subsidiary service, the SERP provides an additional monthly pension parity benefit to equalize the total retirement benefits payable from the Company’s retirement plans to an amount that would have been payable under the GRP and GRP-BEP if the executive’s subsidiary service had been recognized as contributory service under those plans. The pension parity provides 65% survivorship coverage.
The Executive Separation Allowance Plan (“ESAP”) provides benefits to certain eligible executives who have at least five years of eligible executive service, have at least ten years of GRP contributory membership, and who separate from employment after age 55 and prior to age 65. Benefits are payable (reduced by any GRP or GRP-BEP benefit distribution) to the eligible executive or his or her eligible surviving spouse until the executive reaches age 65. The amount of the benefit is a percentage of monthly base salary (not to exceed 60%) based on age and service equal to 1% per year of service (but not less than 15%) plus 1∕2% for each month that age at separation exceeds 55 (maximum of 30%).
Effective December 31, 2019, all defined benefit retirement plans have a 35-year limit for service and pay for purposes of determining the pension benefits. Mr. Ford has reached the service cap under the SERP, GRP-BEP, and ESAP.
To achieve several business goals, we may offer benefits under the Select Retirement Plan (“SRP”), a voluntary separation program offered from time-to-time for select U.S. management employees. To be eligible, selected employees generally had to be at least age 52 with 10 or more years of service. In general, the SRP adds three years of age and contributory service and uses “enhanced Final Average Salary” for purposes of calculating benefits based on the formulas under the GRP, GRP-BEP, SERP, and ESAP, with a minimum increase of 15% over regular benefits. Enhanced Final Average Salary is calculated by multiplying present base salary times three, then adding the last two year-end salaries and dividing the total by five.
The following assumptions are used in calculating the present value of the accumulated benefit:
▪
The age at which benefits are assumed payable is the greater of  (i) present age or (ii) age 65 for the GRP and GRP-BEP; age 62 for the SERP; and age 55 for the ESAP. Present age is measured as of December 31, 2021.

▪
Present compensation is used for purposes of the benefit calculations.

▪
Present Value of Accumulated Benefit (column (d)) is calculated assuming a single life annuity; modified RP-2014 mortality table projected generationally; and a discount rate of 2.971% for the GRP; 2.900% for the SERP; 2.884% for the GRP-BEP; 2.232% for the ESAP; and 2.742% for the SRP as of December 31, 2021.

▪
The present values include amounts relating to employee contributions.

Code Section 409A governs the timing for income inclusion of amounts under our supplemental retirement plans. We believe our supplemental retirement plans presently meet the requirements of Code Section 409A. As a result, employees generally will be taxed when compensation is received under these plans; however, distribution of these amounts may be delayed for six months following separation from service.
2
The SERP, GRP-BEP, and ESAP plans provided Mr. Ford with a benefit using a notional base annual salary for November 2001 through August 2010 and for May 1, 2020 through October 1, 2020 because he did not receive a cash salary for those periods.

3
Messrs. Farley, Amend, and Field do not participate in the GRP, SERP, GRP-BEP, or ESAP. Instead, Ford offers FRP contributions, DC SERP, and BEP-FRP for salaried employees hired or rehired on or after January 1, 2004 in the U.S. See Nonqualified Deferred Compensation in 2021 table below.

78 Executive Compensation	2022 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION IN 20211
(a) Name	(b) Executive Contributions in Last Fiscal Year ($)	(c) Registrant Contributions in Last Fiscal Year 2 ($)	(d) Aggregate Earnings in Last Fiscal Year 3 ($)	(e) Aggregate Withdrawals/ Distributions ($)	(f) Aggregate Balance at Last Fiscal Year-End 4 ($)
James D. Farley, Jr.	NA	386,972	165,176	NA	2,221,086
DC SERP, BEP: SSIP/FRP
John T. Lawler	NA	32,563	14,010	NA	155,242
BEP-SSIP
William Clay Ford, Jr.	NA	63,038	878,162	NA	1,576,003
BEP-SSIP
Michael Amend	NA	24,100	409	NA	24,509
DC SERP, BEP: SSIP/FRP
J. Doug Field	NA	12,183	194	NA	12,377
DC SERP, BEP: SSIP/FRP

1
The nontax-qualified defined contribution plans represented in the above table are unfunded, notional amounts credited by book entry to the participants’ accounts. Participants choose how to allocate the notional amounts from a menu of investment measurement options used solely for the purpose of valuing the participants’ accounts. These are considered notional investments. The performance of an individual’s investment option(s) tracks the notional value as if an actual investment was made in such option(s).

Investment options include: target-date retirement funds; passively and actively managed domestic, global, and international equity funds; fixed income funds; a Company common stock fund; a real asset fund; and a stable value fund. Participants may change their investment elections at any time. Initial notional credits to these plans are allocated to a default investment option in the absence of a participant’s investment direction. Thereafter, a participant may transfer the credits to other investment options available under the respective plans and also elect how any future notional credits are allocated.
Ford Retirement Plan (“FRP”) contributions are retirement benefits for employees hired or rehired beginning January 1, 2004. The Company makes scheduled FRP contributions to a participant’s Savings and Stock Investment Plan (“SSIP”) account calculated as a percentage of base salary using a percentage established based on an employee’s age.
The Benefit Equalization Plan (“BEP”) preserves benefits that are substantially equal to any Company matching contributions (“BEP-SSIP”) and/or FRP contributions (“BEP-FRP”) that would have been made under the SSIP but limited due to Code limitations. BEP-FRP amounts cannot be invested in the Company common stock fund. Vested BEP account balances are distributed in cash in a lump sum as soon as practicable after death or separation from Ford. An employee becomes fully vested under BEP three years from their original date of hire with Ford. Distribution of BEP account balances may be delayed for six months in accordance with Code Section 409A.
The Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”) provides certain executives retirement benefits in addition to FRP contributions. To be eligible for DC SERP Company credits, an executive must be hired on or after January 1, 2004 and be Leadership Level 4 (LL4) or above. Company credits are calculated as a percentage of base salary based on the executive’s age and position. DC SERP amounts cannot be invested in the Company common stock fund. To be eligible for DC SERP payments after separation, an executive must have attained at least 5 years of service at Leadership Level 4 or above, and be either 55 years of age with 10 years of total service or 65 years of age with 5 years of total service immediately preceding separation, and separate from service with Company approval. See Compensation Discussion & Analysis — Retirement Plans on pp. 68-69.
All of the Named Executives participate in the BEP-SSIP. In addition, Messrs. Farley, Amend, and Field participate in the BEP-FRP and DC-SERP.
2
The amounts shown in column (c) for the Named Executives are reflected in column (i) of the Summary Compensation Table on p. 72 and represent credits made to their SERP and BEP-SSIP/FRP sub-accounts, respectively.

3
None of the amounts shown in column (d) are reflected in the Summary Compensation Table.

4
The following amounts were reported in the Summary Compensation Table in prior years: Mr. Farley: $1,004,636; Mr. Lawler: $18,281; Mr. Ford: $669,487; Mr. Amend: $0; and Mr. Field: $0.

Executive Compensation	2022 Proxy Statement	79

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We maintain certain plans whereby we provide compensation and benefits to executives, including the Named Executives, in the event of a termination of employment. For disclosure of benefits pursuant to employment separation under our qualified and nonqualified pension plans for each of the Named Executives, see the Pension Benefits in 2021 table and related footnotes on pp. 77-78. For disclosure of payments due, if any, to each of the Named Executives pursuant to our nonqualified deferred compensation plans, please see the Nonqualified Deferred Compensation in 2021 table and related footnotes on p. 79. In the table below, Messrs. Lawler and Ford are shown as receiving amounts in the “Retirement Eligible” column because they each qualify as retirement eligible under our plans. Mr. Farley is shown as receiving amounts in the “Retirement Eligible” column because he qualifies for certain other post-employment benefits as set forth in the “Retirement Eligible” column.
We do not have formal agreements with any Named Executive, other than Messrs. Farley and Amend, regarding acceleration of awards or provision of benefits related to termination of employment; however, each of the Named Executives may be entitled to certain compensation and benefits under our plans in such circumstances. Award agreements under our Long-Term Incentive Plans provide that a change in control occurs upon any merger or consolidation in which the Company is not the surviving entity. The CTC Committee adopted a double trigger change in control provision beginning with equity grants made in 2016. Under this provision, an executive’s employment would have to be terminated or his duties reduced before any accelerated vesting of equity awards in a change in control situation. Please refer to footnote 7 on p. 82 for information about the agreement the Company has with Mr. Farley regarding termination of employment and to Compensation Discussion and Analysis — 2021 Employment Agreements on p. 57 and footnote 8 on p. 83 for information about the agreement the Company has with Mr. Amend regarding termination of employment.
The following table for the Named Executives assumes that the relevant triggering event occurred on December 31, 2021. Unless otherwise noted, the fair market values of stock-based compensation (e.g., Performance Units or Time-Based Units) were calculated using the closing price of Ford common stock ($20.77) on the NYSE on December 31, 2021.

80 Executive Compensation	2022 Proxy Statement

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) 7,8 ($)	(e) Involuntary Not for Cause Termination 7,8 ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)
James Farley
Compensation:
Base Salary	0	0	1,700,000	1,700,000	0	0
Incentive Bonus Plan 1	0	3,672,000	3,400,000	3,400,000	0	3,672,000
Performance Units 2	0	0	40,010,765	0		0
Time-Based Units 3	0	0	16,957,937	0	0	16,957,937
Stock Options 4	0	0	16,746,973	16,746,973	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	3,605	0	0	0	69,750
Life Insurance/Death Benefit 6	0	0	0	0	0	5,165,385
Total:	0	3,675,605	78,815,675	21,846,973	0	25,865,072
John Lawler
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	1,250,640	0	0	0	1,250,640
Performance Units 2	0	0	11,998,029	0	0	0
Time-Based Units 3	0	0	7,668,180	0	0	7,668,180
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	20,896	0	0	0	69,750
Life Insurance/Death Benefit 6	0	0	0	0	0	3,126,577
Total:	0	1,271,536	19,666,209	0	0	12,115,147
William C. Ford
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	1,080,000	0	0	0	1,080,000
Performance Units 2	0	0	45,382,382	0	0	0
Time-Based Units 3	0	0	12,705,507	0	0	12,705,507
Stock Options 4	0	0	20,533,991	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	9,274	0	0	0	69,750
Life Insurance/Death Benefit 6	0	0	0	0	0	5,165,385
Total:	0	1,089,274	78,621,880	0	0	19,020,642
Michael Amend
Compensation:
Base Salary	0	0	750,000	750,000	0	0
Incentive Bonus Plan 1	0	0	608,000	608,000	0	218,880
Performance Units 2	0	0	0	0	0	0
Time-Based Units 3	0	0	0	0	0	0
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	0	0	0	0	69,750
Life Insurance/Death Benefit 6	0	0	0	0	0	2,278,846
Total:	0	0	1,358,000	1,358,000	0	2,567,476
J. Doug Field
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	0	0	0	0	121,680
Performance Units 2	0	0	0	0	0	0
Time-Based Units 3	0	0	0	0	0	0
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	0	0	0	0	69,750
Life Insurance/Death Benefit 6	0	0	0	0	0	1,519,231
Total:	0	0	0	0	0	1,710,660

1
See column (g) of the Summary Compensation Table on p. 72. Since the amounts in column (d) of the Summary Compensation Table are paid at the discretion of the CTC Committee, they are not considered as a payment due upon termination.

2
The 2019, 2020, and 2021 Performance Unit opportunities have three-year performance periods, ending December 31, 2021, December 31, 2022, and December 31, 2023, respectively (see column (h) of Outstanding Equity Awards at 2021 Fiscal Year-End table and footnote 4 on pp. 76-77). The amounts shown in the Change In Control column above reflect the value of the performance to metrics of the 2019, 2020, and 2021 Performance Unit opportunities as of December 31, 2021. In each case we multiplied the Performance Unit target opportunity (see Outstanding Equity Awards at 2021 Fiscal Year-End table and footnote 4 on pp. 76-77) by the performance-to-metrics as of December 31, 2021, which was 64% for the 2019 Performance Unit grant, 55% for the 2020 Performance Unit grant, and 200% for the 2021 Performance Unit grant. We multiplied that product by the fair market value of Ford common stock at

Executive Compensation	2022 Proxy Statement	81

December 31, 2021, which was $20.77. For terminations resulting from death or disability or for those Named Executives who are retirement eligible, the 2019, 2020, and 2021 Performance Unit grants provide that, if a period of at least six months has lapsed since the date of grant, the executive will receive 100% of the final award determined by the CTC Committee at the end of the respective three-year performance period.
3
At December 31, 2021, each of the following Named Executives had unvested Time-Based Units as follows: Mr. Farley: 816,463; Mr. Lawler: 369,195; Mr. Ford: 611,724; Mr. Amend: 387,966; and Mr. Field: 337,362. The amounts shown indicate the fair market value of the unvested Time-Based Units as of December 31, 2021 (see column (f) of the Outstanding Equity Awards at 2021 Fiscal Year-End table and footnote 2 on pp. 76-77). If a period of at least six months has lapsed since the date of grant, Time-Based Units will vest according to the normal vesting schedule in the event of early retirement or normal retirement and will vest immediately in the event of death or disability. If a change in control occurs and Ford is not the surviving entity, if a period of at least six months has lapsed since the date of grant, unvested Time-Based Units will terminate if such awards have been replaced by comparable awards from the acquiring entity, unless any recipient is terminated or there is a reduction in an executive’s responsibilities as of the date of the change in control. In those cases, or in the event awards are not replaced with comparable awards, such unvested awards will vest immediately prior to the change in control. Time-Based Units are subject to clawback provisions (see Corporate Governance — Risk Assessment Regarding Compensation Policies and Practices on pp. 16-17). Time-Based Units are also subject to forfeiture for violations of non-compete provisions and occurrences of conduct inimical towards the Company.

4
Pursuant to our Long-Term Incentive Plans, if a change in control occurs, any outstanding option shall terminate; but if one year has lapsed from the grant date of the option, any unvested portion of an option grant becomes exercisable immediately prior to the change-in-control. As of December 31, 2021, options that would become exercisable under this provision are as follows: Mr. Farley 1,212,670 options and Mr. Ford 1,408,367 options. The amounts shown are the values of the “in-the-money” options, which means those options where the fair market value of our common stock at December 31, 2021 exceeded the exercise price of the option, multiplied by the number of options. For terminations resulting from death or disability or for those Named Executives who are retirement eligible, if at least six months has lapsed from the grant date of the option, any unvested portion of an option grant will become exercisable in accordance with its normal vesting schedule.

5
The amount shown for evaluation vehicles under the “Retirement Eligible” column reflects the annual cost of providing vehicles for 2021 under the Evaluation Vehicle Program for each executive (see footnote (i) to the All Other Compensation in 2021 table on pp. 73-74). The amounts shown under the “Death or Disability” column for the Named Executives reflect the three-year average costs for vehicles under our surviving spouse vehicle program. Under that program, the surviving spouse receives a car allowance to purchase one of our products. The costs include the A-Plan price of the vehicle, sales tax, and title, registration, and document fees.

6
The amounts shown include: (i) proceeds from Company paid life insurance; and (ii) a death benefit payable to the next of kin in an amount equal to 80 hours of salary at the hourly rate.

7
Mr. Farley’s employment agreement (see Exhibit 10-O to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021) provides that, conditioned on his agreement to not join a competitor for two years after the date of his termination and delivery of an acceptable waiver and release, he receives certain compensation and benefits in the event his employment is terminated other than “for cause” or if there is a change in control (as defined in the employment agreement) of the Company accompanied by his resignation for “good reason,” either of which occurs within five years of his appointment to President and CEO. In general, a “for cause” termination results from: (i) any act of dishonesty or knowing or willful breach of a fiduciary duty that is intended to result in Mr. Farley’s personal enrichment or gain at the expense of the Company or any of its affiliates or subsidiaries; (ii) commission of a felony involving moral turpitude or unlawful, dishonest, or unethical conduct that a reasonable person would consider damaging to the reputation or image of the Company; (iii) any material violation of published standards of conduct applicable to Ford officers or executives of Ford that warrants termination; (iv) insubordination or refusal to perform assigned duties or to comply with the lawful directions of supervisors; or (v) any deliberate, willful, or intentional act that causes substantial harm, loss or injury to Ford. In general, “good reason” means the occurrence, without Mr. Farley’s express written consent, of any of the following events during the Protected Period (which shall be the two-year period beginning as of the date of a change in control): (i) subject to the provision below on duplication of payments, a reduction of Mr. Farley’s base salary as in effect immediately prior to a change in control or of such higher base salary as may have been in effect at any time during the Protected Period, except in connection with the termination of Mr. Farley’s employment for cause or on account of long-term disability or death, or except where executive pay is reduced across the Company or a substantial portion of the Company as a cost-saving measure; (ii) subject to the provision below on duplication of payments, the failure to pay Mr. Farley any portion of his aggregate compensation including, without limitation, annual bonus, long-term incentive, and any portion of his compensation deferred under any plan, agreement, or arrangement that is payable or has accrued prior to a change in control, within thirty days of the date payment of any such compensation is due; (iii) the failure to afford Mr. Farley annual cash bonus and long-term equity incentive compensation target opportunities at a level which, in the aggregate, is at least equal to 80% of the aggregate level of annual cash bonus and long-term equity incentive compensation target opportunities made available to Mr. Farley immediately prior to the change in control, except in connection with the termination of Mr. Farley’s employment for cause or on account of long-term disability or death; (iv) a material diminution or change in the responsibilities of Mr. Farley without his consent, as such responsibilities existed immediately prior to the change in control; and (v) notwithstanding any other provision of the employment agreement, Mr. Farley shall have the right to terminate his employment, with such termination being deemed as if a termination for good reason during the Protected Period, if any successor to the Company does not assume these obligations upon a change in control.

Notwithstanding any provision in Mr. Farley’s employment agreement to the contrary, if Mr. Farley is entitled upon a termination of employment to any change of control related benefits or payments under an employment or other agreement, or a severance plan, Mr. Farley shall not be entitled upon such termination to any duplicative payment or benefits under his employment agreement but instead shall receive only the greater payment or benefit, determined on an item by item basis. The following summarizes the severance arrangements:
▪
one year of base salary (see Compensation Discussion and Analysis — Base Salary on pp. 59-60), plus annual bonus target (see Compensation Discussion and Analysis — Annual Cash Incentive Awards on pp. 60-62); and

▪
removal of any outstanding vesting requirements on his 2020 stock option grant.

82 Executive Compensation	2022 Proxy Statement

8
Mr. Amend’s employment agreement (see Exhibit 10-M to Ford’s Annual Report on Form 10-K for the year ended December 31, 2021) provides that, conditioned on his agreement to not join a competitor for two years after the date of his termination and delivery of an acceptable waiver and release, he receives certain compensation and benefits in the event his employment is terminated other than “for cause” or if there is a change in control (as defined in the employment agreement) of the Company accompanied by his resignation for “good reason,” either of which occurs during the first two years of his employment with the Company. In general, a “for cause” termination results from: (i) any act of dishonesty or knowing or willful breach of a fiduciary duty that is intended to result in Mr. Amend’s personal enrichment or gain at the expense of the Company or any of its affiliates or subsidiaries; (ii) commission of a felony involving moral turpitude or unlawful, dishonest, or unethical conduct that a reasonable person would consider damaging to the reputation or image of the Company; (iii) any material violation of published standards of conduct applicable to Ford officers or executives of Ford that warrants termination; (iv) insubordination or refusal to perform assigned duties or to comply with the lawful directions of supervisors; or (v) any deliberate, willful, or intentional act that causes substantial harm, loss or injury to Ford. In general, “good reason” means the occurrence, without Mr. Amend’s express written consent, of any of the following events during the Protected Period (which shall be the two-year period beginning as of the date of a change in control): (i) subject to the provision below on duplication of payments, a reduction of Mr. Amend’s base salary as in effect immediately prior to a change in control or of such higher base salary as may have been in effect at any time during the Protected Period, except where executive pay is reduced across the Company or a substantial portion of the Company as a cost-saving measure; (ii) subject to the provision below on duplication of payments, the failure to pay Mr. Amend any portion of his aggregate compensation including, without limitation, annual bonus, long-term incentive, and any portion of his compensation deferred under any plan, agreement, or arrangement that is payable or has accrued prior to a change in control, within thirty days of the date payment of any such compensation is due; (iii) the failure to afford Mr. Amend annual cash bonus and long-term equity incentive compensation target opportunities at a level which, in the aggregate, is at least equal to 80% of the aggregate level of annual cash bonus and long-term equity incentive compensation target opportunities made available to Mr. Amend immediately prior to the change in control; (iv) a material diminution or change in the responsibilities of Mr. Amend without his consent, as such responsibilities existed immediately prior to the change in control; and (v) notwithstanding any other provision of the employment agreement, Mr. Amend shall have the right to terminate his employment, with such termination being deemed as if a termination for good reason during the Protected Period, if any successor to the Company does not assume these obligations upon a change in control.

Notwithstanding any provision in Mr. Amend’s employment agreement to the contrary, if Mr. Amend is entitled upon a termination of employment to any change of control related benefits or payments under an employment or other agreement, or a severance plan, Mr. Amend shall not be entitled upon such termination to any duplicative payment or benefits under his employment agreement but instead shall receive only the greater payment or benefit, determined on an item by item basis. The following summarizes the severance arrangements: one year of base salary (see Compensation Discussion and Analysis — Base Salary on pp. 59-60), plus annual bonus target (see Compensation Discussion and Analysis — Annual Cash Incentive Awards on pp. 60-62).
Executive Compensation	2022 Proxy Statement	83

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2021 about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company’s existing equity compensation plans, including the Long-Term Incentive Plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)1
Equity compensation plans approved by security holders	75,440,1982	11.153	208,234,547
Equity compensation plans not approved by security holders	0	0	0
Total	75,440,198	11.15	208,234,547

1
The number of securities remaining available for future issuance under the 2018 Long-Term Incentive Plan (the ‘‘2018 Plan’’) is based on a formula. The 2018 Plan provides that the maximum number of shares that may be available for Plan Awards (awards of shares of common stock, options, Performance Units, and various other rights relating to common stock) each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years under the 2018 Plan. As of December 31, 2020, the total number of issued shares of common stock was 4,025,017,111 shares and 2% of such number is 80,500,342 shares. 3% of such number is 120,750,513 shares. Additionally, any unused portion of the 2% Limit for any year, up to a maximum of 100,000,000 shares, may be carried forward and used in later years. For 2021, there were 100,000,000 shares available for use as carry over from the unused portion of the 2% Limit from prior years. There were 21,742,103 shares used during 2021 under the 2018 Plan and 1,404,194 shares were forfeited during 2021.

The number of securities remaining available for issuance under the 2014 Plan is 7,821,943. The 2014 Plan originally had 10,000,000 shares authorized. As of December 31, 2021, 2,178,057 Restricted Stock Units had been granted under the 2014 Plan.
Additional shares may be issued under a deferred compensation plan as a result of future Dividend Equivalents, if we pay dividends on our common stock.
From January 1, 2022 through March 15, 2022, 17,345,700 Restricted Stock Units were granted to certain employees as part of a long-term incentive program.
2
This number includes the following:

(i)
Long-Term Incentive Plans

11,937,584 shares subject to options; 34,448,165 shares covered by Restricted Stock Units; and 28,101,558 shares representing the maximum number of shares covered by Performance Units that may be earned pursuant to rights granted, assuming the maximum payout level is achieved;
(ii)
Deferred Compensation Plan

2,943 shares, which is the approximate number of shares to be issued; and
(iii)
2014 Plan

949,948 Restricted Stock Units that have vested but have not yet settled into shares of common stock.
Under a deferred compensation plan, credits for common stock were credited to book entry accounts based on the fair market value of common stock at the time of the compensation deferral. Additional credits resulted from Dividend Equivalents.
3
This is the weighted-average exercise price of 11,937,584 options outstanding under the Long-Term Incentive Plans.

84 Executive Compensation	2022 Proxy Statement

PAY RATIO
As required by proxy rules, we are providing the following pay ratio information with respect to the 2021 fiscal year:
▪
the median of the annual total compensation of all our employees (other than the CEO) was $64,003;

▪
the total compensation of our Chief Executive Officer, Mr. Farley, was $22,813,174; and

▪
based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is 356 to 1.

As discussed in our 2021 Proxy Statement, Mr. Farley received a Pandemic Response Award on March 4, 2021 in the form of Time-Based Units with a one-year cliff vest with a grant date value of  $685,330 as supplemental 2020 compensation. Because SEC rules require that equity awards be included in the Summary Compensation Table in the year that they are granted, this amount is included in the 2021 Summary Compensation Table. As such, we are providing the following supplemental pay ratio that does not includes Mr. Farley’s Pandemic Response Award as part of his compensation: the ratio of the annual total compensation of our Chief Executive Officer, excluding the March 4, 2021 Pandemic Response Award, to the median of the annual total compensation of all employees is 346 to 1.
Methodology
SEC rules provide that we may use the same median employee for three years before identifying a new median employee provided that during our last completed fiscal year there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. We do not believe that there has been a change to our employee population or our employee compensation arrangements that would result in a significant change to our pay ratio disclosure. Accordingly, we did not identify a new median employee for the purposes of the 2021 pay ratio disclosure and are utilizing the same median employee that was identified for our 2020 pay ratio disclosure. The methodology and the material assumptions, adjustments, and estimates that we used to identify the 2020 median employee and determine total compensation (or any elements of total compensation) in 2021 were as follows:
▪
We used December 31, 2020 as the date to determine our workforce for purposes of determining the median compensated employee. As of December 31, 2020, our workforce consisted of approximately 186,769 employees, with 90,873 (48.7%) of those employees located in the United States, and 95,896 (51.3%) of those employees located outside of the United States.

▪
The de minimis exception of the pay ratio rules allows us to exclude up to 5% of our employees based outside of the U.S. Pursuant to the de minimis exception, we excluded 2,288 of our non-U.S. employees (approximately 1.2% of our total employee population, comprised of all of our employees in the countries listed in the table below). Consequently, 184,481 employees were considered in determining the median compensated employee.

Country	Number of Employees
Austria	48
Belgium	395
Chile	31
Colombia	44
Czech Republic	85
Denmark	43
Finland	33
France	288
Greece	20
Hungary	501
Country	Number of Employees
Ireland	19
Israel	8
Italy	176
Korea	38
Morocco	11
Netherlands	52
New Zealand	65
Norway	39
Peru	16
Philippines	54
Country	Number of Employees
Poland	81
Portugal	17
Puerto Rico	7
Saudi Arabia	8
Sweden	1
Switzerland	53
UAE	152
Uruguay	3

Total	2,288

▪
As a global enterprise, Ford maintains multiple payroll systems around the world. In determining the median employee compensation (other than our CEO’s compensation), we used total taxable income of each employee as of December 31, 2020. This is often referred to as the “Box 5” number on U.S. W-2 forms. We asked our

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foreign consolidated subsidiaries to provide an equivalent total taxable income number for employees located in their countries. For employees located outside of the U.S., we converted local currency compensation using the Book Average Internal Revenue Service published rate at December 31, 2020. Also, for those countries that have a non-calendar tax year, we used the total taxable income for all of 2020.
▪
Employees who were on leave during any part of 2020 who did not receive any compensation for work performed in 2020 were excluded from the analysis. Employees who were on leave during any part of 2020 who received compensation for work performed in 2020 were included in the analysis, but we did not annualize their compensation due to the complexity and uncertainty inherent in the manual calculations required; instead, the compensation they actually received was used. We did, however, annualize the compensation of employees hired during 2020.

▪
Using this methodology, we determined that our median employee was a full-time, salaried employee located in the U.S., with 2020 total taxable income of  $55,853. We then calculated the median employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which is the manner in which we calculate the total compensation of our Named Executives as reported in the Summary Compensation Table, resulting in annual total compensation in the amount of  $64,003. It should be noted that the amount used to identify the median compensated employee reflects 2020 taxable income, whereas the annual total compensation amount reflects such employee’s compensation as determined under the proxy rule identified above for 2021 compensation. That calculation takes into account certain benefits and compensation not included in the employee’s 2021 taxable income, including any Incentive Bonus payment for 2021 performance that is paid in 2022 and the increase, if any, in the present value of the employee’s pension.

86 Executive Compensation	2022 Proxy Statement

Proposal 4. Approval of the Tax Benefit
Preservation Plan
On September 9, 2021, we entered into Amendment No. 4 to the Tax Benefit Preservation Plan (the “Plan”) between us and Computershare Trust Company, N.A. as rights agent. The Plan, which is designed to preserve our substantial tax assets, was originally entered into in September 2009 and was scheduled to expire at the close of business on September 11, 2012. Amendment No. 1 to the Plan was entered into on September 11, 2012, and extended the expiration date of the Plan to September 30, 2015. Amendment No. 2 to the Plan was entered into on September 9, 2015, and extended the expiration date of the Plan to September 30, 2018. Amendment No. 3 to the Plan was entered into on September 13, 2018, and extended the expiration date of the Plan to September 30, 2021. Amendment No. 4 to the Plan, which was unanimously approved by our Board of Directors, extends the expiration date of the Plan to September 30, 2024 (subject to other earlier termination events, including final adjournment of our 2022 Annual Meeting of Shareholders if shareholder approval of the extension has not been received prior to that time). Other than changing the termination provisions as summarized in the immediately preceding sentence, Amendment No. 4 did not change the Plan in any other way.
You approved the Plan with the termination date of September 11, 2012 at the 2010 Annual Meeting of Shareholders. You also approved the Plan, as extended by Amendments No. 1, 2, and 3 at the 2013, 2016, and 2019 Annual Meetings of Shareholders, respectively.
The Board of Directors requests your approval of the Plan, as extended to September 30, 2024 by Amendment No. 4, to preserve substantial tax assets of the Company.
Description of the Plan
The Plan is intended to help protect the Company’s tax assets. Through year-end 2021, Ford had United States tax attributes, including research credits and foreign tax credits, that would offset more than $45 billion of taxable income. We can utilize the tax attributes in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the tax attributes would be substantially limited if there were an “ownership change” as defined under Section 382 of the Internal Revenue
Code of 1986, as amended (the “Code”) and the Internal Revenue Service rules.
The Plan is intended to reduce the risk of an “ownership change” under Section 382 of the Code by deterring any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382) or, in certain cases, increasing such person’s or group’s ownership of Common Stock beyond 4.99%, without the approval of the Board of Directors. In general, an ownership change would occur if Ford’s “5-percent shareholders” collectively increase their ownership in Ford by more than 50 percentage points over a rolling three-year period. If any person or group acquires 4.99% or more of the outstanding shares of Common Stock (subject to certain exceptions), there would be a triggering event under the Plan which could result in significant dilution in the ownership interest of such person or group in Ford stock. As such, the Plan has anti-takeover effects.
The description of the Plan contained in this Proposal 4 is qualified in its entirety by reference to the text of the Plan, including Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4, which is attached to this Proxy Statement as Appendix I. You are urged to carefully read the Plan in its entirety as the discussion herein is only a summary.
The Rights. On September 9, 2009, the Board of Directors of Ford declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Stock”), and Class B stock, par value $0.01 per share (the “Class B Stock”), of the Company. The dividend was paid on September 25, 2009 to shareholders of record on that date (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Stock”) at a price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a shareholder of the Company, including without limitation any dividend, voting or liquidation rights.
Preferred Stock. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater

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of  (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of  (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
Exercisability. The Rights will not be exercisable until the earlier of  (i) 10 business days following a public announcement that a person or group (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates called the “Distribution Date”). Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with a notation to that effect.
Until the Distribution Date, the Rights will be transferred only with the Common Stock and the Class B Stock. Until the Distribution Date, new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of
Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference.
In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
Exchange. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock of equivalent value, per Right (subject to adjustment).
Expiration. Pursuant to the Plan amended as of September 9, 2021, the Rights will expire upon the earliest to occur of the following:
▪
the close of business on September 30, 2024 (unless that date is advanced or extended);

▪
the time at which the Rights are redeemed or exchanged under the Plan;

▪
the final adjournment of the Company’s 2022 Annual Meeting of Shareholders if shareholder approval of the Plan has not been received prior to that time;

▪
the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits; or

▪
the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision or combination of, the Preferred Stock; (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock

88 Proposal 4	2022 Proxy Statement

with a conversion price, less than the then-current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants. No adjustments to the purchase price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidation or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Redemption. At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the adoption of the Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Amendments. For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.
“RESOLVED: the Tax Benefit Preservation Plan, dated September 11, 2009 and as amended by Amendment No. 1 effective September 11, 2012, as amended by Amendment No. 2 effective September 9, 2015, as amended by Amendment No. 3 effective September 13, 2018, and as amended by Amendment No. 4 effective September 9, 2021, between the Company and Computershare Trust Company, N.A., as Rights Agent, as described in this Proposal 4 and attached as Appendix I to this Proxy Statement, is approved.”

Your Board’s recommendation: FOR Proposal 4
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Shareholder Proposal
We expect the following proposal to be presented by a shareholder at the annual meeting. Following SEC rules, other than minor formatting changes, we are reprinting the proposal and supporting statement as they were submitted to us. The proposal contains assertions about the Company or other statements that we believe are incorrect. We have not attempted to refute all of these inaccuracies and take no responsibility for the content of the proposal. The Board of Directors has thoroughly considered the proposal and recommends a vote AGAINST the proposal for the reasons set forth following the proposal.
Proposal 5. Shareholder Proposal
Mr. John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who owns 500 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:
Proposal 5 — Equal Voting Rights for Each Share
RESOLVED: Shareholders request that our Board take steps to ensure that all of our company’s outstanding stock has an equal one-vote per share in each voting situation. This would encompass all practicable steps including encouragement and negotiation with current and future shareholders, who have more than one vote per share, to request that they relinquish, for the common good of all shareholders, any preexisting rights, if necessary.
This proposal is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts. Corporate governance advocates have suggested a 7-year transition to equal voting rights for each share.
Ford Family shares have 36-votes per share compared to the tiny one-vote per share for regular shareholders. This dual-class voting stock reduces management accountability by giving insiders the power to retain corporate control disproportionate to their money at risk.
The super voting power of the Ford family is all the more outrageous since all Ford family shares vote and nearly 1 Billion non Ford family shares do not vote. And the Ford family seems glad that many shareholders do not vote.
This proposal topic has received more than 51% of the independent vote of the non-family Ford stock in each year since 2011. It is important to vote for this proposal to block the Ford family from finding additional creative ways to further reduce their money at risk at Ford while maintaining the same control over the management of Ford.
And even with the miniaturization of the voting power of the non Ford family shares management pay was still rejected by 494 million negative votes in 2021.
And 3 directors received between 340 million and 394 million negative votes each:
John Thornton
Anthony Earley, Lead Director and Chair of the management pay committee
John Weinberg
These negative votes were up to 7-times the negative votes of other Ford directors.
And the Ford family directors each received more than 198 million negative votes:
William Clay Ford, Jr.
Henry Ford III
Alexandra Ford English
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In spite of such consistent 2011 to 2021 support from regular Ford shareholders for this proposal topic — Ford management has done absolutely nothing to address this serious issue — not even one small step.
The Council of Institutional Investors has pressed dual-class IPO companies to include reasonable time-based “sunset” provisions in their charters. The Council said that 7 or fewer years post-IPO is sensible.
The members of the Council of Institutional Investors include more than 140 public pension funds, corporate and labor funds, and foundations and endowments with more than $4 trillion in combined assets under management.
The Council’s campaign for time-based sunsets is gaining ground. In the first half of 2021, 51% of newly public U.S. dual-class companies incorporated time-based sunsets.
Please vote yes:
Equal Voting Rights for Each Share — Proposal 5
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The Board of Directors recommends a vote AGAINST Proposal 5 because it is not in the best interests of Ford and you.
The Ford family has more than a 118-year history of significant involvement in the affairs of the Company; they are bound to the Company not just in an economic sense through Class B shares but also on the basis of heritage, stewardship, and loyalty. Members of the Ford family always have played an important role in the Company both before and after it went public in 1956. As a direct result of the dual-class structure, the Ford family has a special interest in the long-term success of the Company and provides stability in the face of short-term market pressures and outside influences, and their involvement serves to provide a unique culture employees embrace. This structure also ensures that the Company has a solid and loyal investor base throughout economic downturns and crises.
Through their actions during the past century, the Ford family has proven that the long-term success of the Company for the benefit of all shareholders has been, and continues to be, the primary purpose of their involvement. This long-term focus is essential for sustained success in our industry. Never was this more evident than during the financial crisis. With the unwavering support of the Class B shareholders, Ford was able to maintain a resolute focus on accelerating its plans, not just to survive the crisis while protecting your interests as shareholders rather than going through bankruptcy proceedings, but also to build the foundation necessary to establish sustainable and profitable growth for all.
Moreover, the current capital structure has been in place since Ford became a public company in 1956; it was the basis on which those who owned the Company were willing to offer shares to the public and, in the words of the January 17, 1956 Prospectus, “relinquish their exclusive right to vote in the affairs of management.” Every purchaser of a share of Ford’s common stock since that time has done so based on full disclosure that the Company has two classes of voting stock, consisting of common stock (representing 60% of the voting power), and Class B Stock (representing 40% of the voting power). Indeed, we believe many purchasers of Ford stock are attracted to it because of the dual-class structure, as discussed above. Under the banner of  “equal vote,” therefore, the proposal actually seeks to upend the 66-year relationship among the Company’s shareholders by ignoring the foundational compact on which that relationship was formed as well as the fundamental equitable interests that holders of both classes of stock established by their reliance on that structure.
Of course, neither history alone nor even the unfairness of upending the shareholders’ compact would justify continuing the Company’s capital structure if there were any demonstration that the interests of shareholders were being harmed because of that structure. But the proponent of the proposal demonstrates nothing of the sort and could not do so. On the contrary, your interests as shareholders have been and will continue to be well served by the Company’s longstanding capital structure.
Shareholders, however, need not rely just on capital structure or history to conclude that the proposal is ill-advised, for your interests as shareholders have long been protected within this structure through the Company’s adherence to sound corporate governance practices and principles that complement the share capital structure and reinforce the Company’s strong commitment to both long-term sustainability and shareholder value. These corporate governance practices are often equal to, or better than, the practices of both single and dual class companies. Among our robust corporate governance practices are the following:
▪
annual election of all directors by majority vote;

▪
common shareholders have the majority voting power, in contrast to the majority of multi-class companies;

▪
Class B shareholders do not have the right to elect any directors separately from common shareholders, in contrast to many dual-class companies;

▪
Common shareholders have the right to call special meetings;

▪
nine of the director nominees are independent;

▪
shareholders may act by written consent; and

▪
the CEO and Chair positions are separate, and the Board has a Lead Independent Director.

In addition to these practices, we have instituted a robust Enterprise Risk Management process that allows for timely identification of, and response to, the top risks facing the Company through a survey process of senior management and the Board of Directors. Once identified, each of the top risks is assigned an executive
92 Shareholder Proposal	2022 Proxy Statement

risk owner who is responsible to oversee risk assessment, develop mitigation plans, and provide regular updates (see Board’s Role in Risk Management on pp. 14-18). We continually review our enterprise risk management processes and procedures with the goal of improving our assessment of, and response to, risks.
While competing studies may provide conflicting analysis of the financial performance of dual-class companies generally, Ford’s performance over the past nine years has been consistently profitable with positive Company operating cash flow. It is important to appreciate that, without accessing taxpayer money or going through a bankruptcy process that would have eliminated shareholder value, we achieved each of the following and more:
▪
financed our plan by accessing the debt markets prior to the onset of the financial crisis;

▪
invested in new products and technologies that allowed us to emerge from the crisis with the freshest product portfolio in the industry and positioned ourselves to maintain that leadership position;

▪
retained our interest in Ford Motor Credit Company, our strategically important finance company;

▪
paid back our secured financing by returning to profitability and maintaining consistent profits and cash flow;

▪
returned to an investment grade credit rating, and although we were downgraded to non-investment grade during the COVID-19 pandemic, we have maintained a strong balance sheet to weather economic uncertainty and continue to invest in our future and we remain committed to investment grade credit ratings over the long-term;

▪
reinstated a dividend in 2012, doubled the dividend rate in the first quarter of 2013; increased it by an additional 25% in the first quarter of 2014; increased it a further 20%, to 15 cents per share per quarter (60 cents per share annually), in the first quarter of 2015; in January 2016, the Board approved the payment of a $0.25 per share supplemental dividend in addition to the $0.15 per share regular quarterly dividend; in January 2017, the Board approved a payment of  $0.05 per share supplemental dividend in addition to the $0.15 per share regular quarterly dividend; in January 2018, the Board approved a payment of  $0.13 per share supplemental dividend in addition to the $0.15 per share regular quarterly dividend; in 2019, we maintained the $0.15 per share regular dividend; in January 2020, the Board maintained the $0.15 per share regular dividend, but suspended the dividend in the second quarter of 2020 due to the COVID-19 pandemic; and in the fourth quarter of 2021, we reinstated a quarterly dividend of  $0.10 per share; and

▪
returned approximately $22.0 billion to shareholders from 2012-2021 through dividends and share repurchase programs that offset the dilutive effect of our share-based employee compensation plan and the conversions of senior convertible debt.

Our sustained financial performance and corporate governance practices indicate that the interests of all shareholders have been protected under the current structure.
We do not believe that a “one-size-fits-all” approach to corporate governance is appropriate, as best practices for cyclical businesses such as the auto industry may differ from those in other industries. The Board believes that our ownership structure has helped insulate our Company from business cycles and related short-term pressures, while allowing the Board and senior management to focus on our long-term success.
In short, the current share capital structure is in the best interests of the Company. The support of the Class B shareholders has provided significant stability to the business, and the long history of Ford family involvement in the Company has been one of its greatest strengths. For the reasons stated above, the Board of Directors recommends a vote “against” this Proposal because it is not in the best interests of Ford and you.
Your Board’s recommendation: AGAINST Proposal 5
Shareholder Proposal	2022 Proxy Statement	93

Other Items
Shareholder Proposals for 2023
Unless the Board of Directors determines otherwise, next year’s annual meeting will be held on May 11, 2023. Any shareholder proposal intended for inclusion in the proxy materials for the 2023 Annual Meeting must be received by the Company’s Secretary no later than December 2, 2022. Proposals must be submitted in writing in a timely manner to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126, with a copy sent by e-mail to the Company’s Executive Director, Investor Relations at: fordir@ford.com. Shareholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of shareholders. The Company will only include in the Notice of Annual Meeting proposals made in compliance with SEC Rule 14a-8 and, under the Company’s By-Laws, no business other than that stated in the notice of meeting can be transacted at the meeting.
Annual Report and Other Matters
Ford’s 2021 Annual Report, including consolidated financial statements, has been mailed to you or can be viewed by following the instructions on the Notice and Access letter received by you. A list of the shareholders of record entitled to vote at the annual meeting will be available for review by any shareholder, for any purpose related to the meeting between 8:30 a.m. and 5:00 p.m. EDT at Ford Motor Company, World Headquarters, One American Road, Dearborn, Michigan 48126, for ten days prior to the meeting and on the day of the meeting. Shareholders may arrange a time to review the list by contacting our Shareholder Relations Department at 800-555-5259 (U.S. and Canada) or 313-845-8540 (international). The list will also be available to shareholders at www.virtualshareholdermeeting.com/FORD2022 during the annual meeting.
Multiple Shareholders Sharing the Same Address
If you and other residents at your mailing address own shares of common stock in “street name,” your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials. This practice is known as “householding,” and is designed to reduce our printing and postage costs. If you reside at such an address and wish to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, you may contact your broker or, if you are a registered holder, you may telephone the Shareholder Relations Department at 800-555-5259 (U.S. and Canada) or 313-845-8540 (international) or write to them at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
Expenses of Solicitation
Ford will pay the cost of soliciting proxies in the accompanying form. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone, or other means of electronic communication by directors, officers, and other employees of the Company.
94 Other Items	2022 Proxy Statement

Questions and Answers About the Proxy
Materials
WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK AND CLASS B STOCK?

▪
Holders of common stock and holders of Class B Stock, as of close of business March 16, 2022, the record date, will vote together without regard to class on the matters to be voted upon at the meeting.

▪
Holders of common stock have 60% of the general voting power. Holders of Class B Stock have the remaining 40% of the general voting power.

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On March 16, 2022, 3,947,965,943 shares of common stock and 70,852,076 shares of Class B Stock were outstanding and, thus, are eligible to be voted.

▪
Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

▪
At this year’s meeting, each outstanding share of Class B Stock will be entitled to 37.147 votes on each matter to be voted upon. The number of votes for each share of Class B Stock is calculated each year in accordance with the Company’s Restated Certificate of Incorporation.

HOW DO I VOTE MY SHARES?

▪
Shares may be voted before the meeting by following the instructions on the proxy card or voting instruction card.

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Shares may be voted at the meeting by completing a ballot online during the meeting.

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Company employees or retirees participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee on how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any part of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and administrators of the plans, your voting instructions must be received by 11:59 p.m. EDT on May 9, 2022.

HOW CAN I CHANGE MY VOTE?

You can revoke your proxy at any time before it is exercised by:
▪
Submitting written notice of revocation to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126;

▪
Submitting another proxy by telephone, online, or by mail that is later dated and, if by mail, that is properly signed; or

▪
Voting online during the meeting if you are a shareholder of record or a “street name” holder.

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

If you do not specify on your proxy card (or when giving your proxy by telephone or online) how you want to vote your shares, we will vote them:
FOR all of the director nominees (Proposal 1);
FOR ratifying the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022 (Proposal 2);
FOR approval of the compensation of the Named Executives (Proposal 3);
FOR approval of the Tax Benefit Preservation Plan (Proposal 4); and
AGAINST the shareholder proposal (Proposal 5).

Questions and Answers About the Proxy Materials	2022 Proxy Statement	95

CONFIDENTIAL VOTING POLICY

▪
The votes of all shareholders are held in confidence from directors, officers, and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a shareholder makes a written comment on the proxy card, voting instruction card, or otherwise communicates his or her vote to management.
▪
We also continue to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

VOTING RECOMMENDATIONS AND REQUIRED APPROVAL

Proposals 1, 2, 3, and 4 will be presented at the meeting by management, and proposal 5 is expected to be presented by a shareholder.
Proposal		Board Recommendation
1.	Election of Directors (pp. 28-38)	The Board recommends a vote FOR each of the nominees.
2.	Ratification of Accounting Firm (pp. 39-40)	The Board recommends a vote FOR ratification of the independent registered public accounting firm.
3.	Say-on-Pay Approval (pp. 41-86)	The Board recommends a vote FOR approval, on an advisory basis, of the compensation of the Named Executives.
4.	Approval of the Tax Benefit Preservation Plan (pp. 87-89)	The Board recommends a vote FOR approval of the Tax Benefit Preservation Plan.
5.	Shareholder Proposal (pp. 90-93)	The Board recommends a vote AGAINST the Shareholder Proposal.
▪
A majority of the votes that could be cast by shareholders who are either present online or represented by proxy at the meeting is required to elect the nominees for director and to approve each proposal.

▪
The votes are computed for each share as described on p. 95.

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The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions.

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Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists and have the effect of a vote “against” any matter as to which they are specified.

▪
Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don’t have discretionary voting authority and haven’t received instructions as to how to vote on those proposals (so-called “broker non-votes”) are not considered “shares present” and will not affect the outcome of the vote.

HOW CAN I PARTICIPATE IN THE VIRTUAL ANNUAL MEETING?

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Shareholders will be able to log into the virtual annual meeting platform beginning at 8:00 a.m. EDT on May 12, 2022.

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To participate in the virtual annual meeting visit www.virtualshareholdermeeting.com/FORD2022.

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Enter your 16-digit control number as indicated.

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Shareholders may submit questions either before the meeting or during the meeting. For more information regarding how to submit questions see p. 98.

ARE THERE ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

▪
We do not know of any other matters to be presented or acted upon at the meeting.

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Under our By-Laws, no business besides that stated in the meeting notice may be transacted at any meeting of shareholders.

96 Questions and Answers About the Proxy Materials	2022 Proxy Statement

▪
If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

▪
This Proxy Statement and our 2021 Annual Report are available on our website at www.corporate.ford.com and at www.shareholder.ford.com.

▪
Instead of receiving paper copies of next year’s Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents online. By opting to access your proxy materials online, you will:

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Gain faster access to your proxy materials;

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Save us the cost of producing and mailing documents to you; and

▪
Help preserve environmental resources.

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Ford shareholders who have enrolled in the electronic access service previously will receive their materials online this year.

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Shareholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings of shareholders by registering online at www.computershare.com/investor.

▪
“Street name” shareholders who wish to enroll for electronic access may register for online delivery of materials by going to www.icsdelivery.com/live.

Questions and Answers About the Proxy Materials	2022 Proxy Statement	97

Instructions for the Virtual Annual Meeting
This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/FORD2022 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:00 a.m. Eastern Daylight Saving Time (“EDT”) on May 12, 2022. The meeting will begin promptly at 8:30 a.m. EDT on May 12, 2022.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
If you wish to submit a question prior to the Annual Meeting, you may do so beginning at 9:00 a.m. EDT on April 1, 2022, until 11:59 p.m. EDT on April 7, 2022, by logging into www.proxyvote.com and entering your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” The www.proxyvote.com website will then re-open for questions beginning at 8:30 a.m. EDT on May 9, 2022 until 11:59 p.m. EDT on May 11, 2022. Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/FORD2022, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, or general economic, political, or other views that are not directly related to the business of the Company are not pertinent to meeting matters and therefore will not be addressed. Any question topics pertinent to meeting matters that are not addressed during the meeting due to time constraints will be addressed and posted online at www.shareholder.ford.com. If we receive questions about the same or similar topics, we may provide a representative question and a single response to avoid repetition. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 844-976-0738 (Toll Free) or 303-562-9301 (International Toll). Technical support will be available starting at 8:00 a.m. EDT on May 12, 2022 and will remain available until after the meeting has finished.
/s/ Jonathan E. Osgood
Jonathan E. Osgood
Secretary
April 1, 2022
98 Instructions for the Virtual Annual Meeting	2022 Proxy Statement

Appendix I. Tax Benefit Preservation Plan
AMENDMENT NO. 4
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 4 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”), by and between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is effective on September 9, 2021.
WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective as of September 11, 2012, as further amended by Amendment No. 2 thereto effective as of September 9, 2015, and as further amended by Amendment No. 3 thereto effective as of September 13, 2018 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2024,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2022 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2021” are replaced with “September 30, 2024”.
2. Effect of this Amendment; Certification. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and/or supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2022 Proxy Statement	I-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By: Name: Title:
I-2 Tax Benefit Preservation Plan	2022 Proxy Statement

AMENDMENT NO. 3
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 3 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”), by and between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is effective on September 13, 2018.
WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective as of September 11, 2012, and as further amended by Amendment No. 2 thereto effective as of September 9, 2015 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2021,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2019 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2018” are replaced with “September 30, 2021”.
2. Effect of this Amendment; Certification. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and/or supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2022 Proxy Statement	I-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By: Name: Title:
I-4 Tax Benefit Preservation Plan	2022 Proxy Statement

AMENDMENT NO. 2
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 2 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”) between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) is effective on September 9, 2015.
WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective September 11, 2012 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2018,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2016 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2015” are replaced with “September 30, 2018”.
2. Effect of this Amendment; Certification. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2022 Proxy Statement	I-5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By: Name: Title:
I-6 Tax Benefit Preservation Plan	2022 Proxy Statement

AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 1 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”) between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) is effective prior to the close of business on this 11th day of September, 2012.
WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, dated as of September 11, 2009 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2015,’
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2013 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,’
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 11, 2012” are replaced with “September 30, 2015”.
2. Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
Tax Benefit Preservation Plan	2022 Proxy Statement	I-7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By: Name: Title:
I-8 Tax Benefit Preservation Plan	2022 Proxy Statement

FORD MOTOR COMPANY and
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
TAX BENEFIT PRESERVATION PLAN
Dated as of September 11, 2009
(Amended as of September 9, 2015)
Tax Benefit Preservation Plan	2022 Proxy Statement	I-9

I-10 Tax Benefit Preservation Plan	2022 Proxy Statement

TAX BENEFIT PRESERVATION PLAN
Tax Benefit Preservation Plan, dated as of September 11, 2009 (“Plan”), between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes (“NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be impaired or destroyed by an “ownership change” within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to utilize the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.
The Board of Directors of the Company (the “Board of Directors”) has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) and one Right for each share of Class B Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on September 25, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock and Class B Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock and Class B Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meaning indicated:
(a) “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, however, that any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced unless and until such time as such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock representing .5% of the Common Stock then outstanding, unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of  (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. No Qualified Holder shall become an “Acquiring Person” as a result of such Qualified Holder becoming the Beneficial Owner of shares of Common Stock into which shares of Class B Stock are convertible or have been converted pursuant to Section 2.4 of Article Fourth of the Certificate of Incorporation. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be
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deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition. In addition, notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the NOLs, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding or the Board determines otherwise in accordance with this sentence or the preceding sentence. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act (as defined below) as in effect on the date hereof.
(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provisions to Section 382, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
(c) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:
(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for shares of Common Stock initiated prior to the first public announcement of the adoption of this Plan) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; provided, further, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;
(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of  (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or
(iii) of which any other Person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury
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Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to beneficially own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.
(d) “Board” shall have the meaning set forth in the recitals hereto.
(e) “Book Entry” shall mean an uncertificated book entry for the Common Stock or Class B Stock.
(f) ”Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.
(g) “Capital Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first- mentioned Person.
(h) “Certificate of Incorporation” shall mean the Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 2, 2000, as the same may be amended and restated from time to time.
(i) ”Class B Stock” shall mean the Class B Stock, par value $0.01 per share, of the Company.
(j) ”Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.
(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(l) ”Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company.
(m) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(o) “Distribution Date” shall have the meaning set forth in Section 3 hereof.
(p) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.
(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r) “Exchange Ratio” shall have the meaning set forth in Section 24 hereof.
(s) “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.
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(t) ”Exempt Transaction” shall mean (i) any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction and (ii) any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA.
(u) “Existing Holder” shall mean any Person who, together with all Affiliates and Associates, beneficially owned shares of Common Stock in excess of 4.99% of the shares of Common Stock then outstanding immediately prior to the first public announcement hereof.
(v) “Expiration Date” shall have the meaning set forth in Section 7 hereof.
(w) “NASDAQ” shall mean The Nasdaq Stock Market.
(x) “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.
(y) “NOLs” shall have the meaning set forth in the recitals hereto.
(z) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.
(aa) “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.
(bb) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.
(cc) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(dd) “Qualified Holder” shall mean any Person who beneficially owns shares of Class B Stock as of the Record Date or who, at the time of transfer of shares of Class B Stock to such Person, shall meet any one of the following qualifications:
(i) a natural person who meets the qualification that he is either (A) a natural person in whose name shares of Class B Stock became registered on the original stock ledger of the Company by reason of his record ownership of shares of Class A Common Stock (the “Old Class A Common”) or Class B Common Stock (the “Old Class B Common”) of the Company that were reclassified into shares of Class B Stock, or (B) a descendant (including any descendant by adoption and any descendant of an adopted descendant) of a natural person in whose name shares of Class B Stock were so registered by reason of such record ownership, or (C) a spouse or surviving spouse of a natural person who is or was while living included within the provisions of either of the foregoing subclauses (A) or (B);
(ii) any two or more natural persons each of whom meets the qualification set forth in clause (i) of this Section 1(dd);
(iii) a transferee as trustee of a trust, created by deed or will, which trust meets the following requirements: (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) of this Section 1(dd), and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more (A) other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) of this Section 1(dd), are relatives of or are or were employees or dependents of natural persons meeting such qualification, or (B) “exempt organizations” (as defined below) for terms not exceeding 33 years from the date of the commencement of the trust, and except for such accumulated income as may be required to be paid over to others upon the death of the person for whom it was accumulated, and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interests in the income thereof referred to in subclause (1) of this clause (iii); which trustee shall have agreed that if the provisions of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust could be changed to a trust not meeting the requirements of this clause (iii), the trustee thereof, as such, shall, if such trust is amended at
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any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, promptly deliver to the Company a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates representing the shares of Class B Stock then held in such trust for conversion of such shares into an equal number of shares of Common Stock in the manner set forth in the Certificate of Incorporation;
(iv) a stock corporation (hereinafter called a “corporate holder”), not less than 75% of the number of outstanding shares of each class of the capital stock, other than shares of  “non-voting preferred stock” (as defined below), of which shall, at the time at which the certificate representing shares of Class B Stock is presented for transfer, be owned beneficially and of record by natural persons who meet the qualification set forth in clause (i) of this Section 1(dd) (provided that the same natural person need not be both the beneficial and the record owner), or be owned of record by trustees (or successor trustees) of trusts which meet the requirements set forth in clause (iii) of this Section 1(dd), or be so owned in part by such natural persons and so owned in part by such trustees (or successor trustees); which corporate holder shall have entered into a written agreement with the Company providing that if, at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of  “non-voting preferred stock”) of such corporate holder shall be so owned, then such corporate holder will either promptly (A) transfer the shares of Class B Stock then held by it to one or more persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v) or (vi) of this Section 1(dd) and cause the certificates therefor to be duly presented for transfer into the name of such person or persons, or (B) surrender the certificates representing such shares of Class B Stock for conversion of such shares into an equal number of shares of Common Stock, in the manner set forth in the Certificate of Incorporation, or (C) transfer some of such shares as provided in the foregoing subclause (A) of this clause (iv) and surrender the certificates for the remainder of such shares for conversion as provided in the foregoing subclause (B) this clause (iv);
(v) a legatee under the will of any stockholder of the Company deceased prior to the effective date of the reclassification of the Old Class A Common and the Old Class B Common of the Company into Class A Stock, Class B Stock and Common Stock, such transfer being made for the purpose of satisfying, in any manner permitted by such will, all or any part of the claim of the said legatee in respect to a legacy of any kind under said will; provided, however, that the aggregate number of shares of Class B Stock transferred pursuant to this clause (v) shall not exceed 8,437,480; or
(vi) a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class B Stock as permitted by the provisions of this Section 1(dd); provided, however, that if the proviso in clause (iii) of this Section 1(dd) is applicable, such successor trustee or co-trustee shall have entered into a written agreement with the Company whereby he assumes the obligations of the agreement required by said clause (iii).
For purposes of this Section 1(dd) only, the term “exempt organization” shall mean any corporation, community chest, fund or foundation organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes which, at the date of verification of the affidavit in which reference thereto is made, shall have been exempted or be exempt, wholly or partially, from taxation on income under the provisions of Section 501(c)(3) of the Code, as then in effect, or other provision of Federal law then in effect governing the exemption from federal taxation on income of institutions organized and operated exclusively for any one or more of the foregoing purposes, and for purposes of this Section 1(dd) only, the term “non-voting preferred stock” as applied to stock in a corporate holder, shall mean stock which does not entitle the holder thereto to vote for the election of directors under any circumstances and carries no right to dividends or interest in earnings other than the right to dividends in a fixed amount per annum, which right may be cumulative.
(ee) “Record Date” shall have the meaning set forth in the preamble hereto.
(ff) “Redemption Date” shall have the meaning set forth in Section 7 hereof.
(gg) “Redemption Price” shall have the meaning set forth in Section 23 hereof.
(hh) “Right” shall have the meaning set forth in the recitals hereto.
(ii) “Right Certificate” shall have the meaning set forth in Section 3 hereof.
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(jj) “Securities Act” shall mean the Securities Act of 1933, as amended.
(kk) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ll) “Section 382” shall mean Section 382 of the Code, or any comparable successor provision.
(mm) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(nn) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person of facts that indicate that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
(oo) “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.
(pp) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(qq) “Summary of Rights” shall have the meaning set forth in Section 3 hereof.
(rr) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(ss) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(tt) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.
(uu) “VEBA” shall mean the New Voluntary Employees’ Beneficiary Association trust established under that certain Settlement Agreement dated as of March 28, 2009 by and among the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”) and class representatives of former UAW-represented Company employees, as such Settlement Agreement may be amended from time to time.
Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
Section 3. Issue of Right Certificates.
(a) Until the earlier of  (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock or Class B Stock registered in the names of the holders thereof  (or by Book Entry shares in respect of such Common Stock or Class B Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock and Class B Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock
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as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock and Class B Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Stock and Class B Stock (or Book Entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof  (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Class B Stock (or any Book Entry shares of Common Stock or Class B Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock or Class B Stock represented by such certificate or Book Entry shares.
(c) Rights shall be issued in respect of all shares of Common Stock and Class B Stock issued or disposed of after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock and Class B Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution date) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Ford Motor Company (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of September 11, 2009 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock or Class B Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock or Class B Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock and Class B Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock or Class B Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock or Class B Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock and Class B Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation
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system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
(a) The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.
(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
(a) Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
(b) Subject to the provisions of this Plan, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.
(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the
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case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on September 11, 2012, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof  (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
(b) The Purchase Price shall be initially $35.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.
(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of the cash requisitioned from the Company, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
(e) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
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Section 9. Availability of Shares of Preferred Stock.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.
(b) So long as the shares of Preferred Stock (and, following the time that a person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.
(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of  (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.
Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which
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the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.
(ii) Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of  (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.
(iii) The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the
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exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of  (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of
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shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of  (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on
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which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of  (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record
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date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.
(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.
(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(m) Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock and Class B Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock and Class B Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock and Class B Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately following the occurrence of such event.
(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
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Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock, the Class B Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock and Class B Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.
Section 13. [Reserved].
Section 14. Fractional Rights and Fractional Shares.
(a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.
(b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.
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(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
Section 15. Rights of Action. All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock and Class B Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock and Class B Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock and Class B Stock;
(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate or Class B Stock certificate (or Book Entry shares in respect of Common Stock or Class B Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate or Class B Stock certificate (or notices provided to holders of Book Entry shares of Common Stock or Class B Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and
(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and
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other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.
(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, the Class B Stock or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity corporation or resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
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(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof  (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.
(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent
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or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, Class B Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock and/or Class B Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock and/or Class B Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption.
(a) The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof  (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.
(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption
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shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.
(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.
Section 24. Exchange.
(a) The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof  (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock and/or Class B Stock aggregating 50% or more of the voting power of the shares of Common Stock and Class B Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.
Section 25. Notice of Certain Events.
(a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any
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other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock or Class B Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, whichever shall be the earlier.
(b) In case any event described in Section 11(a)(ii) shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock and Class B Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).
(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.
Section 26. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
FORD MOTOR COMPANY
One American Road
Dearborn, MI 48126
Attention: Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment
I-32 Tax Benefit Preservation Plan	2022 Proxy Statement

may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment, provided that any supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.
Section 28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock).
Section 30. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan so that such acquisition would be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then beneficially owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto. For the avoidance of doubt, any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA, as provided in Section 1(t) hereof, shall be deemed an Exempt Transaction without reference to the requirements and process of this Section 30.
Section 31. Determinations and Actions by the Board of Directors. The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and
Tax Benefit Preservation Plan	2022 Proxy Statement	I-33

determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.
Section 32. Severability. If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Certificate of Incorporation and Bylaws.
Section 33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35. Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
I-34 Tax Benefit Preservation Plan	2022 Proxy Statement

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, all as of the day and year first above written.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By: Name: Title:
Tax Benefit Preservation Plan	2022 Proxy Statement	I-35

Exhibit A
FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
FORD MOTOR COMPANY
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
FORD MOTOR COMPANY, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on September 9, 2009 adopted the following resolution creating a series of 8,000,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 8,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2. Dividends and Distribution.
(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of  (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), or shares of Class B Stock, par value $0.01 per share, of the Corporation (the “Class B Stock”), or a subdivision of the outstanding shares of Common Stock or Class B Stock (by reclassification or otherwise), declared on the Common Stock or the Class B Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000.
In the event the Corporation shall at any time after September 25, 2009 (i) declare and pay any dividend on Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, (ii) subdivide the
I-36 Tax Benefit Preservation Plan	2022 Proxy Statement

outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock and Class B Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Class B Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock and Class B Stock (other than a dividend payable in shares of Common Stock or Class B Stock).
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and Class B Stock as set forth herein) for taking any corporate action.
(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock and Class B Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock and Class B Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board
Tax Benefit Preservation Plan	2022 Proxy Statement	I-37

of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.
4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6. Liquidation, Dissolution or Winding Up.
(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of  (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock and Class B Stock upon such liquidation, dissolution or winding up of the Corporation.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock and Class B Stock are exchanged for or
I-38 Tax Benefit Preservation Plan	2022 Proxy Statement

changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock and Class B Stock is changed or exchanged.
8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock and Class B Stock as to such matters.
10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.
IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of September, 2009.
FORD MOTOR COMPANY
By: Name: Title:

Tax Benefit Preservation Plan	2022 Proxy Statement	I-39

Form of Right Certificate
Certificate No. R-
NOT EXERCISABLE AFTER ~~SEPTEMBER 11, 2012 SEPTEMBER 30, 2015 SEPTEMBER 30, 2018 SEPTEMBER 30, 2021~~ SEPTEMBER 30, 2024 OR SUCH EARLIER DATE AS PROVIDED BY THE PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE
FORD MOTOR COMPANY
This certifies that                 or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the “Plan”), between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., Eastern time, on ~~September 11, 2012 September 30, 2015 September 30, 2018 September 30, 2021~~ September 30, 2024 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”), of the Company at a purchase price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [           , 20     ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of  $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or shares of Preferred Stock.
No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
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No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                  , 20  .
FORD MOTOR COMPANY
By: Name: Title:
ATTEST:
Name: Title: Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By: Name: Title:
Tax Benefit Preservation Plan	2022 Proxy Statement	I-41

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED                   hereby sells, assigns and transfers unto

(Please print name and address of transferee)
            Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                 Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Plan).

Signature
TO FORD MOTOR COMPANY:
The undersigned hereby irrevocably elects to exercise                 Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
I-42 Tax Benefit Preservation Plan	2022 Proxy Statement

Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by Right Certificate)

Dated:

Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Plan).

Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
Tax Benefit Preservation Plan	2022 Proxy Statement	I-43

Exhibit C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
FORD MOTOR COMPANY
On September 9, 2009, the Board of Directors of Ford Motor Company (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (the “Common Stock”), and Class B Stock, par value $0.01 per share, of the Company (the “Class B Stock”). The dividend is payable on September 25, 2009 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Stock”) at a price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Plan is intended to help protect the Company’s tax net operating loss carryforwards and have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock beyond a specified threshold, without the approval of the Board of Directors.
Until the earlier to occur of  (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with this Summary of Rights.
The Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock and the Class B Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock and Class B Stock (or book entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock or Class B Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock and Class B Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
I-44 Tax Benefit Preservation Plan	2022 Proxy Statement

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on September 11, 2012 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received prior to that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of  (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”). The
Tax Benefit Preservation Plan	2022 Proxy Statement	I-45

redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated September 11, 2009. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.
I-46 Tax Benefit Preservation Plan	2022 Proxy Statement

Appendix II. Cautionary Note on Forward-Looking Statements
Cautionary Note on Forward-Looking Statements
Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:
▪
Ford and Ford Credit’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19;

▪
Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule, and a shortage of key components, such as semiconductors, or raw materials can disrupt Ford’s production of vehicles;

▪
Ford’s long-term competitiveness depends on the successful execution of Ford+;

▪
Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs;

▪
Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or new business strategies;

▪
Operational systems, security systems, vehicles, and services could be affected by cyber incidents, ransomware attacks, and other disruptions;

▪
Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor issues, natural or man-made disasters, financial distress, production difficulties, capacity limitations, or other factors;

▪
Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints;

▪
Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness;

▪
Ford’s new and existing products, digital and physical services, and mobility services are subject to market acceptance and face significant competition from existing and new entrants in the automotive, mobility, and digital services industries;

▪
Ford’s near-term results are dependent on sales of larger, more profitable vehicles, particularly in the United States;

▪
With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including tariffs;

▪
Industry sales volume in any of Ford’s key markets can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event;

▪
Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors;

▪
Inflationary pressure and fluctuations in commodity prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results;

▪
Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors;

▪
Ford’s receipt of government incentives could be subject to reduction, termination, or clawback;

▪
Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;

▪
Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed;

Cautionary Note on Forward-Looking Statements	2022 Proxy Statement	II-1

▪
Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition;

▪
Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise;

▪
Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, autonomous vehicle, and other regulations;

▪
Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and

▪
Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations.

We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
II-2 Cautionary Note on Forward-Looking Statements	2022 Proxy Statement

During 2021, 1,576 trees were planted as a result of shareholders enrolling in the electronic delivery program for a total of 12,845 trees planted since inception. Experts say 12,845 mature trees will sequester 4,282 tons of carbon over 40 years.

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Your **Vote** Counts!

FORD MOTOR COMPANY

2022 Virtual Annual Meeting of Shareholders
Vote by May 11, 2022 11:59 PM EDT. For shares held in a Plan, vote by May 9, 2022 11:59 PM EDT.

FORD MOTOR COMPANY
ATTN: SHAREHOLDER RELATIONS
ONE AMERICAN ROAD, SUITE 1026
DEARBORN, MI 48126

D73412-P66400-Z81800

You invested in FORD MOTOR COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2022.**

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View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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May 12, 2022
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www.virtualshareholdermeeting.com/FORD2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Kimberly A. Casiano	For
1b. Alexandra Ford English	For
1c. James D. Farley, Jr.	For
1d. Henry Ford III	For
1e. William Clay Ford, Jr.	For
1f. William W. Helman IV	For
1g. Jon M. Huntsman, Jr.	For
1h. William E. Kennard	For
1i. John C. May	For
1j. Beth E. Mooney	For
1k. Lynn Vojvodich Radakovich	For
1l. John L. Thornton	For
1m. John B. Veihmeyer	For
1n. John S. Weinberg	For
2. Ratification of Independent Registered Public Accounting Firm.	For
3. Say-on-Pay - An Advisory Vote to Approve the Compensation of the Named Executives.	For
4. Approval of the Tax Benefit Preservation Plan.	For
5. Relating to Consideration of a Recapitalization Plan to Provide That All of the Company's Outstanding Stock Have One Vote Per Share.	Against

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D73413-P66400-Z81800

FORD MOTOR COMPANY
ATTN: SHAREHOLDER RELATIONS
ONE AMERICAN ROAD, SUITE 1026
DEARBORN, MI 48126

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

D73409-P66400-Z81800

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FORD MOTOR COMPANY

The Board of Directors recommends a vote FOR the listed nominees, and FOR Proposals 2, 3 and 4.

1. Election of Directors	For	Against	Abstain
1a. Kimberly A. Casiano	☐	☐	☐
1b. Alexandra Ford English	☐	☐	☐
1c. James D. Farley, Jr.	☐	☐	☐
1d. Henry Ford III	☐	☐	☐
1e. William Clay Ford, Jr.	☐	☐	☐
1f. William W. Helman IV	☐	☐	☐
1g. Jon M. Huntsman, Jr.	☐	☐	☐
1h. William E. Kennard	☐	☐	☐
1i. John C. May	☐	☐	☐
1j. Beth E. Mooney	☐	☐	☐
1k. Lynn Vojvodich Radakovich	☐	☐	☐
1l. John L. Thornton	☐	☐	☐
1m. John B. Veihmeyer	☐	☐	☐
1n. John S. Weinberg	☐	☐	☐

	For	Against	Abstain
5. Relating to Consideration of a Recapitalization Plan to Provide That All of the Company's Outstanding Stock Have One Vote Per Share.	☐	☐	☐

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE FORD MOTOR COMPANYATTN: SHAREHOLDER RELATIONS ONE AMERICAN ROAD, SUITE 1026 DEARBORN, MI 48126 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FORD2022You may participate in the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Meeting.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D73409-P66400-Z81800 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY !!!!!!!!!!!!!!!!!!

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D73410-P66400-Z81800Proxy — Ford Motor CompanyProxy Solicited by Board of Directors for Virtual Annual Meeting of Shareholders – May 12, 2022The undersigned hereby appoints John T. Lawler and Steven P. Croley, or either of them, proxies ("Proxies") each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the Ford Motor Company Virtual Annual Meeting of Shareholders to be held online at 8:30 a.m. Eastern Daylight Saving Time on May 12, 2022 or at any postponement or adjournment thereof.The Proxies shall vote the shares represented by this Proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the Proxies shall vote the shares (a) "FOR" the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), (b) "FOR" Proposals 2, 3 and 4, each of which is set forth in the Proxy Statement, and (c) "AGAINST" Proposal 5, which is set forth in the Proxy Statement.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.If you are a Company employee or retiree participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions, unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. Eastern Daylight Saving Time on May 9, 2022.(Continued and to be voted on reverse side.)